UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2019

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Multi-Asset Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (the “Fed”) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program.

US Treasuries performed well in this environment, with falling yields (and rising prices) for bonds of all maturities. The yield on the bellwether 10-year note fell from 2.69% to 1.92% in 2019, while the two-year issue moved from 2.48% to 1.58%. As a result, the yield curve steepened compared to its level of December 31, 2018. The Treasury market reached its peak in late August, at which point yields began to tick higher as investors factored in improving economic data and the apparently low likelihood of further cuts in the coming year.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high quality investments.

Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Domestic inflation remained tame, mirroring a trend that was in place across the globe. After flirting with the 2% level in late 2018, US core personal consumption expenditure inflation (which excludes food and energy) settled into a range between 1.5% and 1.7% from February onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

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Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles High Income Fund returned 12.52% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 14.32%.

Explanation of Fund Performance

Security selection was the primary source of underperformance for the year. Within convertibles, selected energy holdings weighed on returns. Allocations to securitized issues and defensive reserve-like positions were also detractors as they underperformed higher-yielding securities during the period.

The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) aided relative performance as yields declined over the period. Emerging market credit exposure positively contributed to performance as well, led by basic industry, consumer non-cyclical and government-related names. Finally, security selection within investment grade credit positively impacted performance during the year, most notably holdings of electric, banking and technology issues.

Outlook

We continue to believe we are late in the credit cycle1 rather than at the end of it. Probabilities of a shift to a downturn in the cycle declined over the fourth quarter as the Fed provided additional rate cuts, a phase one deal with China became increasingly likely and odds of a no-deal Brexit declined. We do not see the US economy sliding into recession in 2020. These developments fueled further support for corporate bonds and risk assets, driving valuations up and delivering a strong year for fixed income assets in 2019.

Our macro outlook remains benign and the market backdrop has largely remained supportive. We believe that Fed rate cuts and relatively good news on trade and Brexit will allow the United States to emerge from a third “mini cycle” slow down within this long running late cycle phase without a recession. We expect global manufacturing to continue to improve into 2020 as uncertainty regarding global trade declines. We anticipate that slow, but positive, global growth will continue and that this will help support mid-single digit corporate profit growth and allow for reasonably strong corporate credit metrics in 2020.

We expect the US Fed to remain on hold for most, if not all, of 2020. Inflation remains well contained. Overall yield levels in the United States should remain within current established ranges, although there could be some modest upward pressure on yields should the global macro environment firm more quickly on better-than-expected news on the trade front. From a duration perspective, we remain modestly short relative to the broad market. Nonetheless, global developed market yields will likely remain low and relatively high US yields should be a supportive technical factor for US bonds.

The double-barreled market rally of lower yields and tighter spreads has pushed valuations on corporate bonds higher. High yield and investment grade corporate bond risk premiums declined over the course of 2019. While we believe that the global demand for yield and a continued late cycle environment can support spreads at current levels, we expect returns to be

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LOOMIS SAYLES HIGH INCOME FUND

based more on carry in 2020. We believe corporate credit quality will continue to marginally decline but not enough to cause a dramatic move wider in spreads or a large uptick in corporate defaults. That said, we retain a cautious and “up in quality” bias. By historic standards we have less exposure to high yield bonds than usual, while retaining relatively high liquidity which can be deployed should opportunities develop within the sector.

We continue to strive for positive issue selection through our credit research efforts. Our portfolios are dominated by credits we believe are attractively priced relative to the credit quality we assign them. Communications and cable and media issues account for the bulk of this exposure, along with select areas within consumer cyclical. We believe that opportunities for positive carry in emerging market corporate bonds could expand should global growth strengthen. While we have pulled back some of our energy exposure, we believe sentiment regarding the sector has become too negative relative to the actual fundamentals. Accordingly, we believe there is upside potential for some of our best picks in this sector.

We also remain comfortable with the securitized sector, which largely lagged the bigger moves in other fixed income sectors in 2019. We still like the defensive nature of the sector based on good carry for higher quality.

Overall, we believe that the large rally seen in 2019 presents a challenge to fixed income return potential in 2020. However, some of those same market drivers could provide support as we enter a new year. These include global demand for yield, reduced uncertainty on global trade and Brexit, and positive global growth. The late cycle environment is likely to continue. We remain focused on maintaining favorable carry/yield, seeking to identify attractively priced bonds and retaining the liquidity and flexibility to adapt should the benign market conditions deteriorate.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

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Average Annual Total Returns — December 31, 20193

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	12.52%	4.84%	6.56%	—%	1.02%	0.75%

Class A (Inception 2/22/84)
NAV	11.94	4.51	6.25	—	1.27	1.00
With 4.25% Maximum Sales Charge	7.11	3.61	5.79	—

Class C (Inception 3/2/98)
NAV	11.32	3.76	5.46	—	2.02	1.75
With CDSC[1]	10.32	3.76	5.46	—

Class N (Inception 11/30/16)
NAV	12.28	—	—	5.86	0.89	0.70

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	14.32	6.13	7.57	6.80

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (the “Fed”) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program.

US Treasuries performed well in this environment, with falling yields (and rising prices) for bonds of all maturities. The yield on the bellwether 10-year note fell from 2.69% to 1.92% in 2019, while the two-year issue moved from 2.48% to 1.58%. As a result, the yield curve steepened compared to its level of December 31, 2018. The Treasury market reached its peak in late August, at which point yields began to tick higher as investors factored in improving economic data and the apparently low likelihood of further cuts in the coming year.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high quality investments.

Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Domestic inflation remained tame, mirroring a trend that was in place across the globe. After flirting with the 2% level in late 2018, US core personal consumption expenditure inflation (which excludes food and energy) settled into a range between 1.5% and 1.7% from February onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

5  |

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 9.04% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 9.71%.

Explanation of Fund Performance

The Fund’s overall shorter-than-benchmark positioning with respect to duration weighed on return as interest rates declined over the period. Exposure to securitized issues had the largest negative impact on relative performance as the sector lagged both corporate credit and Treasuries. Additionally, holdings of defensive reserve-like positions detracted as these underperformed higher-yielding issues during the period.

A significant underweight to US Treasuries bolstered relative performance. An allocation to high yield corporate credit positively impacted performance during the year, aided by consumer non-cyclical, energy and banking names. Emerging market credit exposure also generated positive relative return, with metals & mining and government-related issues as top performers.

Outlook

We continue to believe we are late in the credit cycle1 rather than at the end of it. Probabilities of a shift to a downturn in the cycle declined over the fourth quarter as the Fed provided additional rate cuts, a phase one deal with China became increasingly likely and odds of a no-deal Brexit declined. We do not see the US economy sliding into recession in 2020. These developments fueled further support for corporate bonds and risk assets, driving valuations up and delivering a strong year for fixed income assets in 2019.

Our macro outlook remains benign and the market backdrop has largely remained supportive. We believe that Fed rate cuts and relatively good news on trade and Brexit will allow the US to emerge from a third “mini cycle” slow down within this long running late cycle phase without a recession. We expect global manufacturing to continue to improve into 2020 as uncertainty regarding global trade declines. We anticipate that slow, but positive, global growth will continue and that this will help support mid-single digit corporate profit growth and allow for reasonably strong corporate credit metrics in 2020.

We expect the Fed to remain on hold for most, if not all, of 2020. Inflation remains well contained. Overall yield levels in the United States should remain within current established ranges, although there could be some modest upward pressure on yields should the global macro environment firm more quickly on better-than-expected news on the trade front. From a duration perspective, we remain modestly short relative to the broad market. Nonetheless, global developed market yields will likely remain low and relatively high US yields should be a supportive technical factor for US bonds.

The double-barreled market rally of lower yields and tighter spreads has pushed valuations on corporate bonds higher. High yield and investment grade corporate bond risk premiums declined over the course of 2019. While we believe that the global demand for yield and a continued late cycle environment can support spreads at current levels, we expect returns to be

|  6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

based more on carry in 2020. We believe corporate credit quality will continue to marginally decline but not enough to cause a dramatic move wider in spreads or a large uptick in corporate defaults. That said, we retain a cautious and “up in quality” bias. By historic standards we have less exposure to high yield bonds than usual, while retaining relatively high liquidity which can be deployed should opportunities develop within the sector.

We continue to strive for positive issue selection through our credit research efforts. Our portfolios are dominated by credits we believe are attractively priced relative to the credit quality we assign them. Communications and cable and media issues account for the bulk of this exposure, along with select areas within consumer cyclical. We believe that opportunities for positive carry in emerging market corporate bonds could expand should global growth strengthen. While we have pulled back some of our energy exposure, we believe sentiment regarding the sector has become too negative relative to the actual fundamentals. Accordingly, we believe there is upside potential for some of our best picks in this sector.

We also remain comfortable with the securitized sector, which largely lagged the bigger moves in other fixed income sectors in 2019. We still like the defensive nature of the sector based on good carry for higher quality.

Overall, we believe that the large rally seen in 2019 presents a challenge to fixed income return potential in 2020. However, some of those same market drivers could provide support as we enter a new year. These include global demand for yield, reduced uncertainty on global trade and Brexit, and positive global growth. The late cycle environment is likely to continue. We remain focused on maintaining favorable carry/yield, seeking to identify attractively priced bonds and retaining the liquidity and flexibility to adapt should the benign market conditions deteriorate.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2009 through December 31, 2019

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Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	9.04%	3.16%	5.06%	—%	0.57%	0.51%

Class A (Inception 12/31/96)
NAV	8.78	2.90	4.79	—	0.82	0.76
With 4.25% Maximum Sales Charge	4.14	2.01	4.33	—

Class C (Inception 9/12/03)
NAV	7.94	2.12	4.01	—	1.57	1.51
With CDSC[2]	6.94	2.12	4.01	—

Class N (Inception 2/1/13)
NAV	9.11	3.25	—	3.20	0.48	0.46

Admin Class (Inception 2/1/10)[1]
NAV	8.43	2.67	4.54	—	1.07	1.01

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	9.71	3.23	3.96	2.97

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Managers	Symbols

Thomas Fahey	Class A	IIDPX

Kevin Kearns	Class C	CIDPX

Maura Murphy, CFA®	Class N	LMINX

Loomis, Sayles & Company, L.P.	Class Y	YIDPX

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Subdued inflation has allowed central banks to maintain largely accommodative policies, which have supported risk assets. The US Federal Reserve’s (the “Fed”) indication that it will pause has given way to the expectation of yields to be tightly range bound.

Despite persistently soft data, some signs have been seen to indicate that the manufacturing slowdown may be bottoming out. Easy monetary policy has largely been used to counteract anemic global growth encumbered by the manufacturing slowdown.

Risk assets have been supported by the macro risk landscape softening in several regards since the end of the previous year. Central banks have shown a willingness to continue economic stimulus through monetary policy. The likelihood of a no deal Brexit appears to have diminished with negotiations spanning multiple Brexit deadlines. Trade negotiations between China and the US seem to have taken on a less tenuous tone; suggesting a lower probability of escalation and higher probability of a “phase one” agreement being reached.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Multi-Asset Income Fund returned 15.80% at net asset value. The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72%.

Explanation of Fund Performance

Our allocation to US dividend-paying equities provided the largest positive contribution to performance for the year. During the period, markets remained focused on the direction of the US/China trade negotiations, the state of the Chinese economy and central bank policy in response to anemic growth and soft manufacturing data. Equity markets were assisted by a Fed that remained largely supportive throughout the year.

Our allocation to preferred stock benefited from a strong equity market and accommodative central bank policy throughout the period. In addition, the Fund’s focus on financial issues within preferreds added to the performance.

Exposure to emerging market fixed income assets aided performance despite a strong dollar. The perceived softening of Chinese trade-related macro risks buoyed the asset class. There remains a concern that a protracted trade conflict between the United States and

9  |

China could exacerbate the global growth slowdown and increase pressure on export-driven economies. The focus within emerging markets remains on China regarding both its trade relations with the US and its pace of growth. Within the portfolio, the most significant contributions came from our Brazilian, Qatari and South African exposures.

An allocation to bank loan assets was the largest detractor during the year. The accommodative tack taken by the Fed throughout the year created headwinds for floating rate instruments. Within the portfolio, energy issues had the largest negative impact on performance.

Outlook

While near-term downside risks remain present, we expect to exit the manufacturing slowdown without an economy-wide recession. This view hinges on the idea that the Fed will remain supportive and continue accommodative monetary policy. We project the Fed to remain on hold for the next twelve months. Chair Powell has indicated that a rate cut is unlikely in the near term, barring any significant, unexpected increase in inflation acceleration.

We maintain our cautious outlook on risk sentiment. While the Fed appears likely to continue to maintain an accommodative monetary policy, China’s economic recovery is faltering and risk related to the United States/China trade war remains despite an increased likelihood of a phase one agreement. Markets will remain focused on Chinese stimulus as a potential catalyst for global growth. So far, however, Chinese policy makers have been reluctant to utilize all options available, instead favoring an incremental approach that emphasizes leverage stabilization.

Despite some volatility, the US dollar has essentially traded within a range. We expect a continuation of this theme, which should be supportive for risk assets in general. While there was some dollar weakening during October, we haven’t seen much of a breakout in either direction since. The perception of softening risks related to United States/China trade has caused the dollar’s recent bid as a safe-haven to largely evaporate. Volatility shocks and weakening risk appetite are factors that could prove constructive for the dollar.

The fund closed as of February 3, 2020, and as it closed, primary consideration was given to clients and their interests. There was no unusual market action that affected our trading of the portfolio during liquidation. All fund assets were subsequently redeemed or distributed to fund shareholders.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,5,6

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of Assets
1	Alerian MLP ETF	5.06%
2	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	2.41
3	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%	2.30
4	Apple, Inc.	1.98
5	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%	1.92
6	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%	1.87
7	Banco BTG Pactual SA, (fixed rate to 2/15/2024, variable rate thereafter), 7.750%, 2/15/2029	1.86
8	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%	1.85
9	Microsoft Corp.	1.76
10	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 11/16/2027, variable rate thereafter), 6.125%	1.43

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20195,6

				Life of	Expense Ratios[7]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/3/12)[1]
NAV	15.80%	5.18%	8.13%	—%	0.89%	0.75%

Class A (Inception 11/17/05)
NAV	15.39	4.92	7.98	—	1.14	1.00
With 4.25% Maximum Sales Charge	10.51	4.00	7.52	—

Class C (Inception 11/17/05)
NAV	14.59	4.14	7.18	—	1.89	1.75
With CDSC[2]	13.59	4.14	7.18	—

Class N (Inception 8/31/15)
NAV	15.86	—	—	6.98	1.38	0.70

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72	3.05	3.75	3.40
S&P 500® Index[4]	31.49	11.70	13.56	14.32

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Prior to the stock market close August 31, 2015, the Fund had multiple subadvisers. The performance results shown above for the periods prior to the stock market close August 31, 2015 reflect results achieved by those subadvisers using different investment strategies.

7

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,022.20	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,020.50	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,023.80	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,026.00	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,024.40	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Class C
Actual	$1,000.00	$1,020.60	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Class N
Actual	$1,000.00	$1,026.00	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35
Class Y
Actual	$1,000.00	$1,025.70	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.64	$2.60
Admin Class
Actual	$1,000.00	$1,023.20	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.76%, 1.51%, 0.46%, 0.51% and 1.01% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

15  |

LOOMIS SAYLES MULTI-ASSET INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,055.70	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,052.60	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,057.70	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,057.50	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  16

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.6% of Net Assets
Non-Convertible Bonds — 87.8%
	ABS Home Equity — 0.2%
$70,254	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$73,692
53,688	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	53,667
159,769	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.094%, 9/19/2045(a)	130,510

		257,869

	Aerospace & Defense — 2.4%
740,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	739,778
638,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	700,218
383,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	475,839
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	61,056
365,000	Signature Aviation U.S. Holdings, Inc., 4.000%, 3/01/2028, 144A	359,999
1,155,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	1,250,415

		3,587,305

	Airlines — 0.5%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	565,233
200,000	Latam Finance Ltd., 7.000%, 3/01/2026, 144A	216,502

		781,735

	Automotive — 1.2%
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	199,631
510,000	Allison Transmission, Inc., 5.875%, 6/01/2029, 144A	558,450
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	297,825
255,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	235,875
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	119,600
420,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	383,250

		1,794,631

	Banking — 3.0%
700,000	Ally Financial, Inc., 3.875%, 5/21/2024	733,250
1,730,000	Ally Financial, Inc., 4.625%, 3/30/2025	1,872,725
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	542,594
120,000	CIT Group, Inc., 4.125%, 3/09/2021	122,263
425,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	400,563
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	493,864
265,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	286,848

		4,452,107

	Building Materials — 2.2%
280,000	American Builders & Contractors Supply Co., Inc., 4.000%, 1/15/2028, 144A	284,200
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	236,327
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	380,625
420,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	435,750

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Building Materials — continued
$445,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	$467,250
360,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	370,620
160,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	163,600
110,000	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 7/15/2023	111,788
685,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	714,969

		3,165,129

	Cable Satellite — 9.2%
2,700,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	2,748,681
450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	464,625
405,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	433,350
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	912,592
1,360,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,460,436
390,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	434,850
415,000	DISH DBS Corp., 7.750%, 7/01/2026	439,647
70,000	Intelsat Jackson Holdings S.A., 5.500%, 8/01/2023	60,133
195,000	Intelsat Jackson Holdings S.A., 8.500%, 10/15/2024, 144A	177,612
430,000	Intelsat Jackson Holdings S.A., 9.750%, 7/15/2025, 144A	397,750
355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	374,525
1,400,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	1,498,518
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	272,950
1,070,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	1,132,862
2,570,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,730,625

		13,539,156

	Chemicals — 1.3%
1,510,000	Hercules LLC, 6.500%, 6/30/2029	1,593,050
245,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	265,301

		1,858,351

	Construction Machinery — 0.8%
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	632,282
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	16,069
235,000	United Rentals North America, Inc., 5.875%, 9/15/2026	252,096
195,000	United Rentals North America, Inc., 6.500%, 12/15/2026	214,317

		1,114,764

	Consumer Cyclical Services — 1.2%
350,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	395,500
180,000	Staples, Inc., 7.500%, 4/15/2026, 144A	186,750
680,000	Uber Technologies, Inc., 7.500%, 11/01/2023, 144A	710,600
345,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	353,949
150,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	156,375

		1,803,174

	Consumer Products — 0.2%
115,000	Mattel, Inc., 5.875%, 12/15/2027, 144A	121,181
175,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	183,313

		304,494

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — 3.2%
$125,000	AES Corp. (The), 5.125%, 9/01/2027	$133,438
479,000	AES Corp. (The), 5.500%, 4/15/2025	495,262
150,000	AES Corp. (The), 6.000%, 5/15/2026	159,750
1,105,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,127,874
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,762,972
1,055,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	1,048,319

		4,727,615

	Finance Companies — 3.2%
820,000	Navient Corp., 6.500%, 6/15/2022	888,675
315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	308,700
1,305,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	1,350,675
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	733,962
185,000	Springleaf Finance Corp., 6.875%, 3/15/2025	210,438
700,000	Springleaf Finance Corp., 7.125%, 3/15/2026	809,340
405,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023, 144A	421,795

		4,723,585

	Financial Other — 1.5%
745,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024, 144A	765,487
635,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027, 144A	649,370
465,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	492,212
330,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	365,475

		2,272,544

	Food & Beverage — 2.2%
245,000	BRF S.A., 4.875%, 1/24/2030, 144A	252,659
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	341,550
285,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	306,118
385,000	Marfrig Holdings Europe BV, Class B, 8.000%, 6/08/2023, 144A	401,081
250,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	270,753
225,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	240,469
280,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	289,416
540,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	583,875
550,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	589,875

		3,275,796

	Gaming — 1.8%
375,000	Boyd Gaming Corp., 4.750%, 12/01/2027, 144A	389,531
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	188,289
200,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	205,187
210,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	218,925
345,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.750%, 2/01/2027, 144A	384,675
380,000	MGM Resorts International, 7.750%, 3/15/2022	425,125
155,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	166,238

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Gaming — continued
$160,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	$173,600
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	255,127
215,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	230,588

		2,637,285

	Government Owned – No Guarantee — 1.0%
550,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	620,400
225,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	263,925
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	631,900

		1,516,225

	Health Insurance — 0.8%
630,000	Centene Corp., 4.250%, 12/15/2027, 144A	648,112
290,000	Centene Corp., 4.625%, 12/15/2029, 144A	304,892
210,000	Centene Corp., 4.750%, 1/15/2025, 144A	218,133

		1,171,137

	Healthcare — 6.0%
590,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	598,850
160,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	164,800
350,000	Encompass Health Corp., 4.500%, 2/01/2028	362,688
365,000	Encompass Health Corp., 4.750%, 2/01/2030	378,688
170,000	HCA, Inc., 7.050%, 12/01/2027	201,450
655,000	HCA, Inc., 7.500%, 12/15/2023	741,787
145,000	HCA, Inc., 7.500%, 11/06/2033	182,700
590,000	HCA, Inc., 7.690%, 6/15/2025	710,950
480,000	HCA, Inc., 8.360%, 4/15/2024	583,200
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	979,900
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	612,850
95,000	Hill Rom Holdings, Inc., 4.375%, 9/15/2027, 144A	97,731
275,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	283,938
140,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	148,400
200,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	211,000
715,000	MPH Acquisition Holdings LLC, 7.125%, 6/01/2024, 144A	691,762
850,000	Polaris Intermediate Corp., 9.250% PIK or 8.500% Cash, 12/01/2022, 144A(b)	791,562
725,000	Tenet Healthcare Corp., 4.625%, 7/15/2024	742,219
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	401,700

		8,886,175

	Home Construction — 1.7%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 2/27/2022, 144A(e)(f)(h)	—
230,000	KB Home, 4.800%, 11/15/2029	235,175
800,000	Lennar Corp., 4.750%, 5/30/2025	860,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,262,775
185,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	201,650

		2,559,600

	Independent Energy — 4.8%
460,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	488,750
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	623,350

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$1,025,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	$667,336
90,000	California Resources Corp., 5.500%, 9/15/2021(c)(d)	42,300
41,000	California Resources Corp., 6.000%, 11/15/2024(c)(d)	12,300
950,000	California Resources Corp., 8.000%, 12/15/2022, 144A(c)(d)	424,717
425,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	442,000
195,000	Denbury Resources, Inc., 7.750%, 2/15/2024, 144A	172,575
375,000	Gulfport Energy Corp., 6.000%, 10/15/2024	266,250
595,000	Gulfport Energy Corp., 6.375%, 5/15/2025	377,825
365,000	Gulfport Energy Corp., 6.375%, 1/15/2026	226,300
690,000	Montage Resources Corp., 8.875%, 7/15/2023	636,525
302,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	290,675
685,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	688,425
175,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	180,031
320,000	SM Energy Co., 5.000%, 1/15/2024	304,800
425,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	212,500
50,000	Viper Energy Partners LP, 5.375%, 11/01/2027, 144A	52,000
405,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	383,130
50,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	42,085
805,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	548,591

		7,082,465

	Industrial Other — 0.1%
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	138,938

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	208,404

	Leisure — 0.4%
330,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	341,550
300,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	304,125

		645,675

	Life Insurance — 0.3%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	376,550

	Local Authorities — 0.2%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	134,875
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	114,750

		249,625

	Lodging — 1.2%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	152,813
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	775,762
565,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028, 144A	578,419
60,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	65,325
255,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	255,637

		1,827,956

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — 3.5%
$735,000	AMC Networks, Inc., 4.750%, 8/01/2025	$737,756
720,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	728,317
120,000	Gray Television, Inc., 5.125%, 10/15/2024, 144A	124,500
275,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	281,875
99,931	iHeartCommunications, Inc., 6.375%, 5/01/2026	108,425
346,125	iHeartCommunications, Inc., 8.375%, 5/01/2027	382,468
395,000	Meredith Corp., 6.875%, 2/01/2026	410,682
740,000	Netflix, Inc., 4.875%, 4/15/2028	768,638
390,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	415,342
105,000	Nexstar Broadcasting, Inc., 5.625%, 7/15/2027, 144A	110,649
805,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/2022, 144A	808,019
120,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	122,100
170,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	179,775

		5,178,546

	Metals & Mining — 2.7%
60,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	63,000
190,000	Commercial Metals Co., 4.875%, 5/15/2023	197,600
665,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	666,663
835,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	845,437
200,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	207,056
210,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	214,725
840,000	FMG Resources (August 2006) Pty Ltd., 4.750%, 5/15/2022, 144A	867,300
370,000	FMG Resources (August 2006) Pty Ltd., 5.125%, 5/15/2024, 144A	393,125
435,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	477,413

		3,932,319

	Midstream — 3.7%
385,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	304,150
205,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	165,537
435,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	352,350
1,265,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	1,321,723
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	136,663
350,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	350,000
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	171,391
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	744,056
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	832,150
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	95,950
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	646,400
255,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030, 144A	262,012

		5,382,382

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
$100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.240%, 11/15/2031, 144A(a)(c)(d)	$99,782
225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.240%, 11/15/2031, 144A(a)(c)(d)	224,270
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	959,114
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 5.240%, 11/15/2027, 144A(a)(c)(d)	322,911
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 6.140%, 11/15/2027, 144A(a)(c)(e)(f)	325,435
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(g)	107,207

		2,038,719

	Oil Field Services — 1.8%
935,000	McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.625%, 5/01/2024, 144A(c)(d)(h)	79,475
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	57,970
1,145,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,090,612
360,450	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	368,560
22,250	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	22,806
196,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	201,880
695,000	Transocean Sentry Ltd., 5.375%, 5/15/2023, 144A	707,162
175,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	172,813

		2,701,278

	Packaging — 0.3%
370,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(b)	382,562

	Pharmaceuticals — 3.9%
400,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	410,556
395,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	409,615
53,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	53,265
36,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	36,315
220,000	Bausch Health Cos., Inc., 6.125%, 4/15/2025, 144A	227,311
170,000	Bausch Health Cos., Inc., 9.000%, 12/15/2025, 144A	193,324
280,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	289,800
600,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 2/01/2025, 144A	404,628
445,000	Mylan NV, 5.250%, 6/15/2046	500,519
75,000	Mylan, Inc., 5.200%, 4/15/2048	83,973
150,000	Mylan, Inc., 5.400%, 11/29/2043	166,238
1,065,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	986,020
65,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	54,112
2,155,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,551,600
405,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025, 144A	416,016

		5,783,292

	Property & Casualty Insurance — 0.6%
45,000	AmWINS Group, Inc., 7.750%, 7/01/2026, 144A	49,731
780,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	774,150

		823,881

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Refining — 0.8%
$405,000	Parkland Fuel Corp., 5.875%, 7/15/2027, 144A	$435,521
635,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	670,750

		1,106,271

	REITs – Diversified — 0.3%
395,000	iStar, Inc., 5.250%, 9/15/2022	405,369

	REITs – Hotels — 0.7%
350,000	Service Properties Trust, 4.750%, 10/01/2026	359,056
715,000	Service Properties Trust, 4.350%, 10/01/2024	734,794

		1,093,850

	REITs – Mortgage — 0.7%
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	747,000
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	258,506

		1,005,506

	REITs – Regional Malls — 0.5%
695,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.750%, 5/15/2026, 144A	733,225

	Restaurants — 1.0%
400,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	401,000
890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	918,925
110,000	Yum Brands, Inc., 4.750%, 1/15/2030, 144A	115,225

		1,435,150

	Retailers — 2.2%
830,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	856,975
820,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	831,275
480,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	508,200
505,000	J.C. Penney Corp., Inc., 5.875%, 7/01/2023, 144A	433,038
105,000	Murphy Oil USA, Inc., 4.750%, 9/15/2029	110,887
385,000	PetSmart, Inc., 7.125%, 3/15/2023, 144A	377,300
125,000	William Carter Co. (The), 5.625%, 3/15/2027, 144A	134,375

		3,252,050

	Technology — 5.4%
335,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	344,213
120,000	CDK Global, Inc., 5.250%, 5/15/2029, 144A	128,700
595,000	CDW LLC/CDM Finance Corp., 4.250%, 4/01/2028	624,006
825,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	775,500
100,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	100,113
1,455,000	CommScope, Inc., 5.500%, 3/01/2024, 144A	1,516,837
620,000	Dun & Bradstreet Corp. (The), 6.875%, 8/15/2026, 144A	684,325
690,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	700,902
140,000	MSCI, Inc., 4.000%, 11/15/2029, 144A	141,925
865,000	Nokia Oyj, 4.375%, 6/12/2027	901,762
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	203,300

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	$282,219
590,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	629,825
900,000	Western Digital Corp., 4.750%, 2/15/2026	938,250

		7,971,877

	Transportation Services — 0.2%
275,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	244,778

	Treasuries — 0.5%
715,000	U.S. Treasury Note, 2.125%, 5/31/2021	720,167

	Wireless — 4.2%
1,000,000	Altice Luxembourg S.A., 10.500%, 5/15/2027, 144A	1,140,050
200,000	Bharti Airtel Ltd., 4.375%, 6/10/2025	203,682
345,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	358,862
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	209,702
200,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	220,658
810,000	Sprint Capital Corp., 6.875%, 11/15/2028	872,775
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	24,275
890,000	Sprint Corp., 7.125%, 6/15/2024	960,087
650,000	Sprint Corp., 7.250%, 9/15/2021	687,375
1,085,000	Sprint Corp., 7.875%, 9/15/2023	1,197,113
315,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	322,875

		6,197,454

	Wirelines — 2.7%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	133,457
555,000	Frontier Communications Corp., 8.000%, 4/01/2027, 144A	579,975
725,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	734,062
755,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	772,969
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	142,176
1,485,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/2025, 144A	1,425,600
505,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(h)	196,950

		3,985,189

	Total Non-Convertible Bonds (Identified Cost $127,159,786)	129,332,155

Convertible Bonds — 5.8%
	Cable Satellite — 1.3%
1,515,000	DISH Network Corp., 2.375%, 3/15/2024	1,383,346
580,000	DISH Network Corp., 3.375%, 8/15/2026	557,902

		1,941,248

	Diversified Manufacturing — 0.5%
755,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	728,818

	Independent Energy — 0.4%
645,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	307,267
325,000	PDC Energy, Inc., 1.125%, 9/15/2021	305,156
31,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	30,259

		642,682

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — 0.5%
$510,000	Nabors Industries, Inc., 0.750%, 1/15/2024	$382,184
395,000	Oil States International, Inc., 1.500%, 2/15/2023	354,552

		736,736

	Pharmaceuticals — 1.9%
1,530,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,616,443
220,000	Dermira, Inc., 3.000%, 5/15/2022	202,586
230,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	245,390
275,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	277,292
330,000	PTC Therapeutics, Inc., 3.000%, 8/15/2022	380,682

		2,722,393

	Technology — 1.2%
625,000	Avaya Holdings Corp., 2.250%, 6/15/2023	550,856
655,000	CalAmp Corp., 2.000%, 8/01/2025	544,403
245,000	Palo Alto Networks, Inc., 0.750%, 7/01/2023	270,233
340,000	Pure Storage, Inc., 0.125%, 4/15/2023	337,162

		1,702,654

	Total Convertible Bonds (Identified Cost $8,963,204)	8,474,531

	Total Bonds and Notes (Identified Cost $136,122,990)	137,806,686

Senior Loans — 1.4%
	Media Entertainment — 0.1%
215,643	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 5.691%, 5/01/2026(a)	217,170

	Retailers — 0.6%
921,922	J.C. Penney Corp., Inc., 2016 Term Loan B, 3-month LIBOR + 4.250%, 6.159%, 6/23/2023(a)	810,425

	Transportation Services — 0.7%
1,026,589	Uber Technologies, Inc., 2018 Term Loan, 1-month LIBOR + 4.000%, 5.745%, 4/04/2025(a)	1,023,653

	Total Senior Loans (Identified Cost $2,127,859)	2,051,248

Loan Participations — 0.3%
	ABS Other — 0.3%
397,714	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (Identified Cost $396,837)	398,373

Shares
Preferred Stocks — 1.6%
	Food & Beverage — 1.5%
21,381	Bunge Ltd., 4.875%	2,201,691

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Midstream — 0.1%
988	Chesapeake Energy Corp., 5.750%(c)(d)(f)	$169,412
20	Chesapeake Energy Corp., 5.750%, 144A(c)(d)(f)	3,430
137	Chesapeake Energy Corp., 5.750%(c)(d)(f)	23,508

		196,350

	Total Preferred Stocks (Identified Cost $2,900,221)	2,398,041

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(c)(e)(f)(i) (Identified Cost $1,000,000)	864,000

Common Stocks — 0.4%
	Chemicals — 0.1%
12,177	Hexion Holdings Corp., Class B(j)	155,257

	Media — 0.3%
41,970	Clear Channel Outdoor Holdings, Inc.(j)	120,034
17,670	iHeartMedia, Inc., Class A(j)	298,623

		418,657

	Oil, Gas & Consumable Fuels — 0.0%
3,650	Halcon Resources Corp.(c)(e)(f)(j)	52,304

	Total Common Stocks (Identified Cost $1,412,096)	626,218

Principal Amount
Short-Term Investments — 0.6%
$924,835	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $924,882 on 1/02/2020 collateralized by $900,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $945,191 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $924,835)	924,835

	Total Investments — 98.5% (Identified Cost $144,884,838)	145,069,401
	Other assets less liabilities — 1.5%	2,257,583

	Net Assets — 100.0%	$147,326,984

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(b)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2019, interest payments were made in cash.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $1,646,883 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

(e)	Fair valued by the Fund’s adviser. At December 31, 2019, the value of these securities amounted to $1,241,739 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(g)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Securities subject to restriction on resale. At December 31, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	12/20/2016	$1,000,000	$864,000	0.6%

(j)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $82,598,504 or 56.1% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Cable Satellite	10.5%
Technology	6.6
Healthcare	6.0
Pharmaceuticals	5.8
Independent Energy	5.2
Wireless	4.2
Midstream	3.8
Food & Beverage	3.7
Media Entertainment	3.6
Electric	3.2
Finance Companies	3.2
Banking	3.0
Retailers	2.8
Wirelines	2.7
Metals & Mining	2.7
Aerospace & Defense	2.4
Oil Field Services	2.3
Building Materials	2.2
Other Investments, less than 2% each	24.0
Short-Term Investments	0.6

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.7% of Net Assets
Non-Convertible Bonds — 93.9%
	ABS Car Loan — 7.6%
$6,688,850	Ally Auto Receivables Trust, Series 2017-3, Class A3, 1.740%, 9/15/2021	$6,684,620
16,590,000	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023	16,794,882
13,085,000	Ally Auto Receivables Trust, Series 2019-4, Class A3, 1.840%, 6/17/2024	13,060,610
7,865,000	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	7,850,543
1,965,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,046,347
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	10,981,783
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	26,584,971
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,475,541
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,757,921
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)(b)	14,117,199
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	5,915,195
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,318,994
5,122,000	CPS Auto Receivables Trust , Series 2019-D, Class D, 2.720%, 9/15/2025, 144A	5,100,904
13,965,000	CPS Auto Receivables Trust, Series 2019-A, Class D, 4.350%, 12/16/2024, 144A	14,424,842
1,800,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	1,825,684
23,320,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)(b)	24,091,624
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,769,307
16,395,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	16,880,684
3,700,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	3,787,872
10,760,000	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	10,990,159
3,950,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	4,005,320
3,400,000	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	3,401,958
3,790,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,860,700
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,576,674
1,549,198	Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.690%, 11/15/2021	1,547,673
15,246,806	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.030%, 11/15/2022	15,372,022
8,555,000	GLS Auto Receivables Trust, Series 2019-A, Class C, 3.540%, 2/18/2025, 144A	8,697,608
3,218,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.810%, 12/16/2022	3,244,805
2,000,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A3, 3.020%, 5/16/2023	2,024,540
15,645,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/2023	15,859,937

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$810,236	Honda Auto Receivables Owner Trust, Series 2016-4, Class A3, 1.210%, 12/18/2020	$809,602
857,354	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.680%, 8/16/2021	856,558
3,925,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.870%, 9/15/2023	3,919,858
28,000,000	Honda Auto Receivables Owner Trust, Series 2018-4, Class A3, 3.160%, 1/17/2023	28,459,970
5,925,000	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023	6,015,848
6,655,000	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	6,657,644
2,685,000	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021	2,683,427
27,665,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	28,338,048
6,995,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	7,130,455
8,455,000	Santander Drive Auto Receivables Trust, Series 2019-H13, Class D, 2.680%, 10/15/2025	8,423,722
4,936,517	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.760%, 7/15/2021	4,933,575
12,473,250	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3, 1.930%, 1/18/2022	12,471,431
25,405,559	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.350%, 5/16/2022	25,471,977
1,981,871	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2A, 2.770%, 8/16/2021	1,986,058
15,495,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class D, 3.670%, 3/15/2024, 144A	15,792,079

		423,001,171

	ABS Credit Card — 1.7%
14,559,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	14,558,339
10,434,000	American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023	10,449,952
3,000,000	American Express Credit Account Master Trust, Series 2018-1, Class A, 2.670%, 10/17/2022	3,004,616
8,000,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	8,173,779
25,135,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.080%, 3/15/2023	25,152,127
6,170,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023	6,176,529
11,730,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024	11,967,846
7,915,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022	7,913,172

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$10,366,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.920%, 4/07/2022	$10,365,443

		97,761,803

	ABS Home Equity — 4.7%
15,451,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	16,634,191
12,875,000	AMSR Trust, Series 2019-SFR1, Class A, 2.774%, 1/19/2039, 144A	12,869,361
6,077,236	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(c)	6,063,651
1,579,142	Bayview Opportunity Master Fund Trust, Series 2019-RN1, Class A1, 4.090%, 2/28/2034, 144A(c)	1,576,799
1,401,782	Bayview Opportunity Master Fund Trust, Series 2019-RN2, Class A1, 3.967%, 3/28/2034, 144A(c)	1,403,222
6,075,000	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 2.806%, 11/16/2066, 144A(d)	6,076,567
5,466,450	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	5,472,867
7,838,772	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(c)	8,003,802
5,513,144	Colony American Finance Ltd., Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,510,491
2,929,000	Colony American Finance Ltd., Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	2,911,078
2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	2,612,904
7,702,256	GCAT Trust, Series 2019-3, Class A1, 3.352%, 10/25/2049, 144A(c)	7,693,564
9,039,363	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(c)	9,028,412
948,753	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.360%, 8/25/2060, 144A(d)	947,210
1,835,670	Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064, 144A	1,812,163
1,630,371	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3-month LIBOR + 0.360%, 2.361%, 10/15/2054, 144A(d)	1,629,309
2,902,375	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,865,615
2,628,289	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,575,723
3,050,000	Invitation Homes Trust, Series 2018-SFR4, Class D, 1-month LIBOR + 1.650%, 3.387%, 1/17/2038, 144A(d)	3,061,402
4,008,333	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.669%, 12/22/2069, 144A(d)	4,019,208
7,020,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(c)	7,047,961
9,486,722	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(c)	9,493,732
4,116,300	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	4,149,776

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$12,061,613	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(c)	$12,122,192
5,005,300	Mill City Mortgage Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(c)	5,097,741
6,695,495	Onslow Bay Financial LLC , Series 2019-EXP3, Class 1A8, 3.500%, 10/25/2059, 144A(c)	6,742,656
3,327,372	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(c)	3,332,005
3,708,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/2034, 144A	3,728,872
1,332,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	1,361,294
2,830,000	Progress Residential Trust, Series 2019-SFR1, Class D, 4.168%, 8/17/2035, 144A	2,890,678
4,732,000	Progress Residential Trust, Series 2019-SFR2, Class D, 3.794%, 5/17/2036, 144A	4,803,748
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,836,015
5,506,820	PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	5,506,759
5,709,291	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(c)	5,715,345
3,143,539	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(c)	3,248,122
6,864,056	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(c)	6,963,957
5,000,475	Silverstone Master Issuer PLC, Series 2019-1A, Class 1A, 3-month LIBOR + 0.570%, 2.536%, 1/21/2070, 144A(d)	5,002,275
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(c)	4,925,840
4,207,213	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(c)	4,196,295
1,443,284	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/2055, 144A(c)	1,443,959
10,959,121	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(c)	11,022,139
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,559,706
13,259,594	Vericrest Opportunity Loan Trust, Series 2019-NPL8, Class A1A, 3.278%, 11/25/2049, 144A(c)	13,227,526
8,358,268	Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.967%, 3/25/2049, 144A(c)	8,401,162
12,652,190	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	12,646,578
1,407,847	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(c)	1,406,428
5,318,288	VOLT LXXV LLC, Series 2019-NPL1, Class A1A, 4.336%, 1/25/2049, 144A(c)	5,349,987
4,934,679	VOLT LXXXIII LLC, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	4,932,247

		263,922,534

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — 3.5%
$39,262,848	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)	$39,261,741
12,372,896	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	12,702,154
2,923,205	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	2,919,606
1,975,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	1,974,637
8,041,680	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	8,172,861
14,088,288	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	14,340,492
4,096,091	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	4,216,395
13,610,000	Mariner Finance Issuance Trust, Series 2018-AA, Class A, 4.200%, 11/20/2030, 144A	13,882,847
5,222,850	Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/17/2029, 144A	5,226,606
2,406,243	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	2,423,702
8,040,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	8,322,842
15,600,403	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	15,612,523
940,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 5.080%, 9/15/2032(d)	938,892
1,495,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 5.080%, 9/15/2032(d)	1,492,476
13,765,000	SoFi Consumer Loan Program Trust, Series 2019-1, Class C, 3.730%, 2/25/2028, 144A	14,077,175
3,459,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	3,525,296
6,720,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	6,943,605
6,805,000	SoFi Consumer Loan Program Trust, Series 2019-2, Class C, 3.460%, 4/25/2028, 144A	6,921,100
12,755,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	12,956,024
7,370,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	7,350,316
13,234,382	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, 5/27/2036, 144A	13,283,534

		196,544,824

	ABS Student Loan — 1.6%
11,813,199	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	11,662,331
14,080,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	14,054,456
4,020,000	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130%, 2/15/2068, 144A	4,040,302
6,910,000	Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, 12/15/2059, 144A	7,155,941

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$796,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 5.040%, 6/15/2032(d)	$794,917
575,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 4.440%, 6/15/2032(d)	575,081
1,150,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 5.040%, 3/15/2033(d)	1,147,862
786,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.590%, 3/15/2033(d)	785,546
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,538,399
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	584,884
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,568,676
10,385,000	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	10,546,403
16,265,000	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	16,328,643
9,075,000	SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.690%, 6/15/2048, 144A	9,376,797
8,217,000	SoFi Professional Loan Program LLC, Series 2019-C, Class A2FX, 2.370%, 11/16/2048, 144A	8,061,895

		89,222,133

	ABS Whole Business — 2.0%
10,278,610	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	10,665,474
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,714,392
27,202,500	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	27,908,233
7,260,515	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,522,111
2,383,360	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,468,780
133,313	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	137,101
5,244,613	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	5,462,002
4,035,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	4,035,686
2,285,200	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	2,369,204
5,046,863	Driven Brands Funding LLC, Series 2019-1A, Class A2, 4.641%, 4/20/2049, 144A	5,218,002
4,962,500	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	5,148,779
17,582,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	18,408,863

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Whole Business — continued
$13,459,050	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	$13,771,031
3,672,250	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	3,779,994

		110,609,652

	Aerospace & Defense — 1.5%
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	807,560
78,795,000	Textron, Inc., 5.950%, 9/21/2021	83,206,395

		84,013,955

	Airlines — 1.8%
2,811,133	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	2,890,127
1,687,628	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,706,646
3,782,751	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	3,823,925
8,007,826	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	8,470,516
2,014,937	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	2,087,379
23,269,000	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	23,634,789
6,855,000	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	6,970,781
1,045,800	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	1,055,275
324,173	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	341,549
1,039,170	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,128,160
4,926,025	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	5,388,385
835,182	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	836,218
13,000,876	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	13,733,865
24,981,273	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	25,127,913
2,724,967	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	2,796,037

		99,991,565

	Automotive — 2.1%
18,836,000	Cummins, Inc., 5.650%, 3/01/2098	23,942,816
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,509,068
14,000,000	Toyota Motor Credit Corp., 1.950%, 4/17/2020	13,999,712
10,000,000	Toyota Motor Credit Corp., MTN, 2.150%, 3/12/2020	10,002,611
38,060,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022	38,739,333
4,750,000	Volkswagen Group of America Finance LLC, 2.500%, 9/24/2021, 144A	4,791,431

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$12,005,000	Volkswagen Group of America Finance LLC, 2.700%, 9/26/2022, 144A	$12,142,182
7,565,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	7,959,864

		118,087,017

	Banking — 7.9%
39,613,000	Ally Financial, Inc., 4.625%, 3/30/2025	42,881,072
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,011,681
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	51,776,288
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	109,081
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	27,791,119
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	24,303,449
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	496,563
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	17,694,194
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,342,261
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,740,490
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	7,549,455
17,940,000	Danske Bank A/S, 5.000%, 1/12/2022, 144A	18,844,044
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	15,543,803
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,431,010
13,075,000	Danske Bank A/S, (fixed rate to 9/20/2021, variable rate thereafter), 3.001%, 9/20/2022, 144A	13,190,898
20,999,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	19,791,558
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,690,024
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	76,956,398
100,000	KeyBank NA, 6.950%, 2/01/2028	126,434
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,127,564
1,845,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	2,018,216
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	21,853,083
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026, 144A	15,327,930
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	21,208,275
21,340,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.116%, 1/20/2023, 144A(d)	21,478,497
5,900,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	6,110,984
7,580,000	Synchrony Financial, 2.850%, 7/25/2022	7,673,669
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	4,123,986

		438,192,026

	Brokerage — 1.6%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	54,290,526
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	23,294,876
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	10,276,571

		87,861,973

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.5%
$925,000	Masco Corp., 6.500%, 8/15/2032	$1,135,631
23,975,000	Owens Corning, 7.000%, 12/01/2036	29,869,531

		31,005,162

	Cable Satellite — 1.5%
15,215,000	Charter Communication Operating LLC/Charter Communication Operating Capital Corp., 4.800%, 3/01/2050	16,044,284
6,695,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.750%, 4/01/2048	7,819,254
10,320,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A	10,750,045
5,820,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A	6,310,272
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	13,850,621
9,055,000	Time Warner Cable LLC, 4.500%, 9/15/2042	9,257,638
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	17,667,049

		81,699,163

	Chemicals — 0.8%
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	29,608,549
3,740,000	FMC Corp., 3.450%, 10/01/2029	3,867,088
2,075,000	FMC Corp., 4.500%, 10/01/2049	2,264,229
8,145,000	LYB International Finance III LLC, 4.200%, 10/15/2049	8,501,263

		44,241,129

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,895,400

	Diversified Manufacturing — 0.1%
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.301%, 5/13/2024(d)	5,102,002

	Electric — 2.2%
20,316,424	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	22,661,634
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,397,014
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	16,411,808
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,991,613
39,280,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	39,031,256

		120,493,325

	Finance Companies — 1.5%
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	13,060,361
20,595,000	Aircastle Ltd., 4.400%, 9/25/2023	21,776,176
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,727,782
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	7,049,272
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	19,418,448
7,805,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	8,078,175
6,392,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	6,607,730

		84,717,944

	Food & Beverage — 2.1%
8,980,000	BRF S.A., 4.875%, 1/24/2030, 144A	9,260,715
13,750,000	General Mills, Inc., 2.600%, 10/12/2022	13,960,789

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — continued
$8,595,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	$8,895,825
4,910,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.750%, 2/15/2028, 144A	5,425,599
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	11,449,906
10,465,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	11,333,700
9,535,000	PepsiCo, Inc., 1.700%, 10/06/2021	9,539,187
45,980,000	PepsiCo, Inc., 2.000%, 4/15/2021	46,111,181

		115,976,902

	Government Guaranteed — 1.0%
55,000,000	Kreditanstalt fuer Wiederaufbau, 1.500%, 4/20/2020	54,963,095

	Government Owned – No Guarantee — 0.6%
21,545,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	24,302,760
6,130,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	7,190,490

		31,493,250

	Health Insurance — 0.5%
27,570,000	Anthem, Inc., 2.500%, 11/21/2020	27,692,669
3,040,000	Centene Corp., 6.125%, 2/15/2024	3,154,000

		30,846,669

	Healthcare — 2.3%
19,420,000	Cigna Corp., 4.375%, 10/15/2028	21,515,185
1,261,000	Cigna Corp., 7.875%, 5/15/2027, 144A	1,636,465
13,765,000	CVS Health Corp., 4.100%, 3/25/2025	14,778,987
23,120,000	HCA, Inc., 4.500%, 2/15/2027	24,934,707
24,240,000	HCA, Inc., 5.250%, 4/15/2025	27,122,373
4,580,000	HCA, Inc., 5.250%, 6/15/2026	5,131,121
17,055,000	HCA, Inc., 5.250%, 6/15/2049	19,066,276
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,695,110
1,592,000	HCA, Inc., 7.500%, 11/06/2033	2,005,920
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,560,475
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,963,600
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,650,920

		130,061,139

	Independent Energy — 2.4%
30,195,000	Continental Resources, Inc., 3.800%, 6/01/2024	31,230,311
10,525,000	Continental Resources, Inc., 4.375%, 1/15/2028	11,192,075
20,900,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	21,267,840
10,475,000	Hess Corp., 4.300%, 4/01/2027	11,170,788
21,000,000	Newfield Exploration Co., 5.625%, 7/01/2024	23,076,580
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,906,736
26,185,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	26,315,925
1,885,000	Viper Energy Partners LP, 5.375%, 11/01/2027, 144A	1,960,400
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	50,501

		133,171,156

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — 1.9%
$55,470,000	Chevron Corp., 2.100%, 5/16/2021	$55,820,295
52,303,000	Shell International Finance BV, 1.875%, 5/10/2021	52,364,230

		108,184,525

	Life Insurance — 2.9%
5,653,000	American International Group, Inc., 4.200%, 4/01/2028	6,222,858
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,574,744
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	9,214,644
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,032,411
5,895,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.230%, 2.257%, 1/08/2021, 144A(d)	5,896,889
30,030,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	30,874,969
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,839,927
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(a)(b)	44,419,441
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(a)(b)	8,686,031
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,695,130
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	20,845,306

		159,302,350

	Metals & Mining — 3.5%
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	36,798,080
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	9,609,741
47,920,000	ArcelorMittal S.A., 6.750%, 3/01/2041	57,080,018
19,365,000	ArcelorMittal S.A., 7.000%, 10/15/2039	23,604,524
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	7,963,615
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	40,632,231
11,700,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	12,254,535
7,375,000	Minera Mexico S.A. de CV, 4.500%, 1/26/2050, 144A	7,493,737

		195,436,481

	Midstream — 4.3%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029, 144A	22,972,276
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	682,500
7,000,000	Energy Transfer Operating LP, 4.950%, 6/15/2028	7,670,707
36,405,000	Energy Transfer Operating LP, 5.250%, 4/15/2029	40,908,672
3,115,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	2,460,850
35,850,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	28,948,875
7,695,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	6,232,950
26,650,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	26,195,171
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	14,951,661
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	15,193,563
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,175,567
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	7,767,080
14,040,000	MPLX LP, 4.250%, 12/01/2027, 144A	14,784,260
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	109,751
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	227,246
40,610,000	Sunoco Logistics Partners Operations LP, 4.000%, 10/01/2027	42,017,038
8,405,000	Williams Cos., Inc., 3.350%, 8/15/2022	8,612,025

		242,910,192

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — 0.0%
$1,531	FNMA, 6.000%, 7/01/2029	$1,714

	Non-Agency Commercial Mortgage-Backed Securities — 0.8%
405,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.537%, 12/10/2044(c)	420,541
3,205,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 5.340%, 1/15/2034, 144A(d)	3,221,000
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	12,565,772
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	5,168,617
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	8,168,264
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.488%, 6/15/2044, 144A(c)	3,359,799
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.890%, 5/10/2063, 144A(a)(b)(c)	5,600,395
3,557,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.652%, 2/15/2044, 144A(c)	3,621,132
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(c)	1,624,085
1,746,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813%, 6/15/2045(c)	1,782,563
865,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(c)	741,872

		46,274,040

	Paper — 0.1%
2,910,000	WestRock MWV LLC, 7.550%, 3/01/2047(a)(b)	4,003,917

	Pharmaceuticals — 1.3%
27,550,000	Gilead Science, Inc., 2.550%, 9/01/2020	27,667,397
10,312,000	Mylan NV, 5.250%, 6/15/2046	11,598,532
2,459,000	Mylan, Inc., 5.200%, 4/15/2048	2,753,192
2,764,000	Mylan, Inc., 5.400%, 11/29/2043	3,063,221
17,010,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	15,748,539
8,000,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	6,660,000
5,500,000	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/2024	5,572,820

		73,063,701

	Property & Casualty Insurance — 0.1%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,950,234

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	8,093,807

	REITs – Mortgage — 0.2%
8,565,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	8,896,894

	REITs – Single Tenant — 0.2%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	8,939,740

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.5%
$391,381	CVS Pass Through Trust, 5.773%, 1/10/2033, 144A	$440,687
430,009	CVS Pass Through Trust, 6.036%, 12/10/2028	478,846
11,637,350	CVS Pass Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	12,463,253
1,220,180	CVS Pass Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	1,265,376
1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	1,272,256
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,108,965
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,412,876

		29,442,259

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	401,319

	Technology — 4.0%
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	29,615,642
26,185,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.000%, 1/15/2022	26,572,385
27,405,000	Broadcom, Inc., 4.750%, 4/15/2029, 144A	29,966,901
27,558,000	Cisco Systems, Inc., 1.850%, 9/20/2021	27,576,871
22,066,000	Cisco Systems, Inc., 2.200%, 2/28/2021	22,195,159
13,560,000	Equifax, Inc., 3.600%, 8/15/2021	13,873,934
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	17,258,965
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,884,816
16,735,000	KLA Corp., 5.650%, 11/01/2034	20,059,106
10,768,000	Micron technology, Inc., 4.663%, 2/15/2030	11,864,116
1,857,000	Micron Technology, Inc., 5.327%, 2/06/2029	2,130,327
5,000,000	Oracle Corp., 2.800%, 7/08/2021	5,076,442
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	10,032,340

		224,107,004

	Treasuries — 19.6%
210,910,000	U.S. Treasury Bond, 3.000%, 8/15/2048	238,138,810
111,500,000	U.S. Treasury Bond, 3.000%, 2/15/2049	126,116,953
55,260,000	U.S. Treasury Note, 1.500%, 8/31/2021	55,173,656
88,910,000	U.S. Treasury Note, 1.625%, 8/15/2029	86,683,777
30,000,000	U.S. Treasury Note, 1.500%, 4/15/2020	29,991,797
166,145,000	U.S. Treasury Note, 1.500%, 10/31/2021	165,917,848
67,000,000	U.S. Treasury Note, 1.500%, 11/30/2021	66,911,016
28,000,000	U.S. Treasury Note, 2.375%, 4/30/2020	28,067,813
284,065,000	U.S. Treasury Note, 2.375%, 5/15/2029	295,460,890

		1,092,462,560

	Wireless — 0.6%
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	23,981,445
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	7,143,059

		31,124,504

	Wirelines — 2.1%
61,415,000	AT&T, Inc., 4.300%, 2/15/2030	68,243,795
435,000	AT&T, Inc., 4.350%, 6/15/2045	469,631
3,105,000	AT&T, Inc., 4.500%, 3/09/2048	3,430,398
7,980,000	AT&T, Inc., 4.850%, 3/01/2039	9,204,291
27,220,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	34,149,463

		115,497,578

	Total Non-Convertible Bonds (Identified Cost $4,909,449,415)	5,232,967,808

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.7%
	Cable Satellite — 0.2%
$9,050,000	DISH Network Corp., 2.375%, 3/15/2024	$8,263,555
6,190,000	DISH Network Corp., 3.375%, 8/15/2026	5,954,161

		14,217,716

	Diversified Manufacturing — 0.1%
5,165,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	4,985,885

	Independent Energy — 0.1%
6,390,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	3,044,094

	Pharmaceuticals — 0.3%
14,075,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	14,870,220

	Total Convertible Bonds (Identified Cost $40,552,831)	37,117,915

Municipals — 0.1%
	Michigan — 0.0%
1,575,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,630,141

	Virginia — 0.1%
7,595,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	7,315,124

	Total Municipals (Identified Cost $8,905,434)	8,945,265

	Total Bonds and Notes (Identified Cost $4,958,907,680)	5,279,030,988

Collateralized Loan Obligations — 2.0%
2,905,000	Atrium XII, Series 12A, Class AR, 3-month LIBOR + 0.830%, 2.783%, 4/22/2027, 144A(d)	2,901,318
9,918,973	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.203%, 7/18/2026, 144A(d)	9,918,489
8,702,094	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 2.993%, 4/18/2027, 144A(d)	8,701,466
1,785,164	Flatiron CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.890%, 2.891%, 4/15/2027, 144A(d)	1,783,831
5,490,000	Halcyon Loan Advisors Funding, Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 3.653%, 10/22/2025, 144A(d)	5,502,457
6,696,544	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 3.116%, 4/28/2025, 144A(d)	6,696,410
11,630,006	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 2.770%, 7/25/2027, 144A(d)	11,626,822
966,464	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 3.166%, 10/20/2026, 144A(d)	965,735
13,685,000	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 2.821%, 10/13/2027, 144A(d)	13,636,346
11,250,000	OCP CLO Ltd, Series 2015-10A, Class A1R, 3-month LIBOR + 0.820%, 2.756%, 10/26/2027, 144A(d)	11,246,469

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — (continued)
$3,115,383	OFSI Fund VII Ltd., Series 2014-7A, Class AR, 3-month LIBOR + 0.900%, 2.903%, 10/18/2026, 144A(d)	$3,115,245
13,210,000	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 2.816%, 7/20/2027, 144A(d)	13,186,096
6,012,067	Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.180%, 3.074%, 6/15/2025, 144A(d)	6,010,854
4,471,640	Venture VII CDO Ltd., Series 2006-7A, Class B, 3-month LIBOR + 0.380%, 2.346%, 1/20/2022, 144A(d)	4,470,318
5,960,386	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 2.714%, 2/28/2026, 144A(d)	5,950,385
8,219,760	West CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.920%, 2.923%, 7/18/2026, 144A(d)	8,212,081

	Total Collateralized Loan Obligations (Identified Cost $114,044,833)	113,924,322

Shares
Preferred Stocks — 0.3%
	Food & Beverage — 0.3%
138,889	Bunge Ltd., 4.875%	14,301,982

	Independent Energy — 0.0%
40,860	Chesapeake Energy Corp., 5.000%(a)(b)(e)	721,179

	Total Preferred Stocks (Identified Cost $17,780,899)	15,023,161

Principal Amount (‡)
Short-Term Investments — 2.3%
2,690,358,211	Central Bank of Iceland, 0.000%, (ISK)(a)(b)(d)(f)	22,221,510
104,719,265	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $104,724,501 on 1/02/2020 collateralized by $105,170,000 U.S. Treasury Note, 2.000% due 5/31/2024 valued at $106,815,385 including accrued interest (Note 2 of Notes to Financial Statements)	104,719,265

	Total Short-Term Investments (Identified Cost $126,617,021)	126,940,775

	Total Investments — 99.3% (Identified Cost $5,217,350,433)	5,534,919,246
	Other assets less liabilities — 0.7%	39,076,851

	Net Assets — 100.0%	$5,573,996,097

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Illiquid security. (Unaudited)

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $163,123,037 or 2.9% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(d)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $1,736,780,922 or 31.2% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ISK	Icelandic Krona

Industry Summary at December 31, 2019

Treasuries	19.6%
Banking	7.9
ABS Car Loan	7.6
ABS Home Equity	4.7
Midstream	4.3
Technology	4.0
ABS Other	3.5
Metals & Mining	3.5
Life Insurance	2.9
Independent Energy	2.5
Food & Beverage	2.4
Healthcare	2.3
Electric	2.2
Automotive	2.1
Wirelines	2.1
ABS Whole Business	2.0
Other Investments, less than 2% each	21.4
Short-Term Investments	2.3
Collateralized Loan Obligations	2.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund

Shares	Description	Value (†)
Common Stocks — 44.0% of Net Assets
	Aerospace & Defense — 0.9%
693	Boeing Co. (The)	$225,752
463	General Dynamics Corp.	81,650
443	HEICO Corp.	50,568
263	Huntington Ingalls Industries, Inc.	65,981
456	L3Harris Technologies, Inc.	90,229
677	Spirit AeroSystems Holdings, Inc., Class A	49,340
1,195	United Technologies Corp.	178,963

		742,483

	Air Freight & Logistics — 0.2%
441	FedEx Corp.	66,684
984	United Parcel Service, Inc., Class B	115,187

		181,871

	Airlines — 0.1%
100	Delta Air Lines, Inc.	5,848
2,900	Japan Airlines Co. Ltd.	90,294

		96,142

	Auto Components — 0.3%
5,224	Faurecia SE	283,599

	Automobiles — 0.1%
6,257	Ford Motor Co.	58,190
1,788	General Motors Co.	65,441

		123,631

	Banks — 6.5%
10,749	Bank of America Corp.	378,580
122,722	Barclays PLC	292,627
10,973	BNP Paribas S.A.	652,214
89,017	CaixaBank S.A.	280,320
200	Canadian Imperial Bank of Commerce	16,643
2,621	Citigroup, Inc.	209,392
1,590	Citizens Financial Group, Inc.	64,570
21,427	Credit Agricole S.A.	311,791
45,081	DNB ASA	843,596
2,059	Fifth Third Bancorp	63,294
3,983	Huntington Bancshares, Inc.	60,064
4,132	JPMorgan Chase & Co.	576,001
3,203	KeyCorp	64,829
330,303	Lloyds Banking Group PLC	273,630
569	PNC Financial Services Group, Inc. (The)	90,829
3,588	Regions Financial Corp.	61,570
28,051	Societe Generale S.A.	978,923
1,099	Truist Financial Corp.	61,896
934	U.S. Bancorp	55,377
4,927	Wells Fargo & Co.	265,072

		5,601,218

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Beverages — 0.8%
1,800	Asahi Group Holdings Ltd.	$82,117
5,510	Coca-Cola Co. (The)	304,978
282	Constellation Brands, Inc., Class A	53,510
321	Molson Coors Brewing Co., Class B	17,302
1,896	PepsiCo, Inc.	259,126

		717,033

	Biotechnology — 0.8%
2,788	AbbVie, Inc.	246,849
1,083	Amgen, Inc.	261,079
3,105	Gilead Sciences, Inc.	201,763

		709,691

	Building Products — 0.1%
1,376	Johnson Controls International PLC	56,017

	Capital Markets — 1.3%
1,261	Bank of New York Mellon Corp. (The)	63,466
145	BlackRock, Inc.	72,892
1,754	Charles Schwab Corp. (The)	83,420
271	CME Group, Inc.	54,395
1,334	Cohen & Steers, Inc.	83,722
1,211	Federated Investors, Inc., Class B	39,466
505	Goldman Sachs Group, Inc. (The)	116,115
591	Intercontinental Exchange, Inc.	54,697
267	Moody’s Corp.	63,388
1,934	Morgan Stanley	98,866
246	MSCI, Inc.	63,512
229	Northern Trust Corp.	24,329
356	S&P Global, Inc.	97,206
13,500	Singapore Exchange Ltd.	88,913
453	State Street Corp.	35,832
496	T. Rowe Price Group, Inc.	60,433

		1,100,652

	Chemicals — 0.8%
262	Air Products & Chemicals, Inc.	61,567
467	Celanese Corp.	57,497
1,208	Dow, Inc.	66,114
1,086	DuPont de Nemours, Inc.	69,721
347	Ecolab, Inc.	66,967
674	Linde PLC	143,495
660	LyondellBasell Industries NV, Class A	62,357
497	PPG Industries, Inc.	66,345
119	Sherwin-Williams Co. (The)	69,441

		663,504

	Commercial Services & Supplies — 0.4%
232	Cintas Corp.	62,427
3,100	Dai Nippon Printing Co. Ltd.	83,847

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Commercial Services & Supplies — continued
1,013	Republic Services, Inc.	$90,795
1,324	Waste Management, Inc.	150,883

		387,952

	Communications Equipment — 0.4%
5,934	Cisco Systems, Inc.	284,595
346	Motorola Solutions, Inc.	55,754

		340,349

	Construction & Engineering — 0.5%
2,264	ACS Actividades de Construccion y Servicios S.A.	90,818
2,348	Eiffage S.A.	269,379
615	Jacobs Engineering Group, Inc.	55,245

		415,442

	Consumer Finance — 0.3%
613	American Express Co.	76,313
697	Capital One Financial Corp.	71,728
693	Discover Financial Services	58,780
634	Synchrony Financial	22,830

		229,651

	Containers & Packaging — 0.1%
1,021	Ball Corp.	66,028
1,376	International Paper Co.	63,365

		129,393

	Diversified Telecommunication Services — 1.1%
12,367	AT&T, Inc.	483,302
51,000	HKT Trust & HKT Ltd.	71,874
6,265	Verizon Communications, Inc.	384,671

		939,847

	Electric Utilities — 1.0%
8,074	Contact Energy Ltd.	38,784
863	Duke Energy Corp.	78,714
795	Edison International	59,951
1,375	Evergy, Inc.	89,499
1,376	Exelon Corp.	62,732
1,203	FirstEnergy Corp.	58,466
2,128	Fortum OYJ	52,526
1,564	Pinnacle West Capital Corp.	140,651
4,430	PPL Corp.	158,948
1,466	Southern Co. (The)	93,384

		833,655

	Electrical Equipment — 0.3%
636	AMETEK, Inc.	63,435
675	Eaton Corp. PLC	63,936
891	Emerson Electric Co.	67,948
356	Rockwell Automation, Inc.	72,150

		267,469

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.2%
609	Amphenol Corp., Class A	$65,912
2,059	Corning, Inc.	59,938
617	TE Connectivity Ltd.	59,133

		184,983

	Energy Equipment & Services — 0.1%
1,910	Schlumberger Ltd.	76,782

	Entertainment — 0.5%
1,205	Activision Blizzard, Inc.	71,601
2,519	Walt Disney Co. (The)	364,323

		435,924

	Food & Staples Retailing — 0.8%
415	Costco Wholesale Corp.	121,977
2,225	Kroger Co. (The)	64,503
1,900	Seven & I Holdings Co. Ltd.	69,645
1,448	Sysco Corp.	123,862
1,140	Walgreens Boots Alliance, Inc.	67,214
1,943	Walmart, Inc.	230,906

		678,107

	Food Products — 0.7%
1,370	Archer-Daniels-Midland Co.	63,499
2,913	General Mills, Inc.	156,020
566	Hershey Co. (The)	83,191
2,023	Kraft Heinz Co. (The)	64,999
1,815	Mondelez International, Inc., Class A	99,970
9,385	Tate & Lyle PLC	94,562
647	Tyson Foods, Inc., Class A	58,903

		621,144

	Health Care Equipment & Supplies — 1.2%
2,255	Abbott Laboratories	195,869
776	Baxter International, Inc.	64,889
403	Becton Dickinson & Co.	109,604
895	Danaher Corp.	137,365
2,666	Medtronic PLC	302,458
432	ResMed, Inc.	66,947
494	Stryker Corp.	103,710
414	Zimmer Biomet Holdings, Inc.	61,968

		1,042,810

	Health Care Providers & Services — 1.1%
1,017	AmerisourceBergen Corp.	86,465
355	Anthem, Inc.	107,221
569	Cigna Corp.	116,355
1,903	CVS Health Corp.	141,374
455	HCA Healthcare, Inc.	67,253
215	Humana, Inc.	78,802
397	McKesson Corp.	54,913

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — continued
1,185	UnitedHealth Group, Inc.	$348,366

		1,000,749

	Health Care Technology — 0.1%
850	Cerner Corp.	62,382

	Hotels, Restaurants & Leisure — 0.8%
605	Hilton Worldwide Holdings, Inc.	67,100
565	Las Vegas Sands Corp.	39,008
518	Marriott International, Inc., Class A	78,441
956	McDonald’s Corp.	188,915
2,842	Starbucks Corp.	249,869
655	Yum! Brands, Inc.	65,978

		689,311

	Household Durables — 0.1%
1,165	DR Horton, Inc.	61,454
500	Sekisui House Ltd.	10,677
388	Whirlpool Corp.	57,242

		129,373

	Household Products — 0.8%
472	Clorox Co. (The)	72,471
1,075	Colgate-Palmolive Co.	74,003
718	Kimberly-Clark Corp.	98,761
3,749	Procter & Gamble Co. (The)	468,250

		713,485

	Independent Power & Renewable Electricity Producers — 0.2%
3,615	AES Corp. (The)	71,939
4,400	Northland Power, Inc.	92,164

		164,103

	Industrial Conglomerates — 0.5%
800	3M Co.	141,136
5,585	General Electric Co.	62,328
855	Honeywell International, Inc.	151,335
160	Roper Technologies, Inc.	56,677

		411,476

	Insurance — 2.3%
1,323	Aflac, Inc.	69,987
1,447	American International Group, Inc.	74,274
352	Aon PLC	73,318
98,694	Aviva PLC	547,806
20,772	AXA S.A.	586,939
584	Chubb Ltd.	90,905
1,853	Fidelity National Financial, Inc.	84,034
1,129	Loews Corp.	59,261
677	Marsh & McLennan Cos., Inc.	75,425
1,265	MetLife, Inc.	64,477

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
1,016	Principal Financial Group, Inc.	$55,880
864	Progressive Corp. (The)	62,545
714	Prudential Financial, Inc.	66,930
494	Travelers Cos., Inc. (The)	67,653
293	Willis Towers Watson PLC	59,168

		2,038,602

	Internet & Direct Marketing Retail — 0.1%
1,439	eBay, Inc.	51,962

	IT Services — 2.3%
841	Accenture PLC, Class A	177,090
1,273	Amdocs Ltd.	91,898
1,114	Automatic Data Processing, Inc.	189,937
909	Cognizant Technology Solutions Corp., Class A	56,376
937	Fidelity National Information Services, Inc.	130,327
347	Global Payments, Inc.	63,348
1,096	International Business Machines Corp.	146,908
980	Leidos Holdings, Inc.	95,932
1,161	MasterCard, Inc., Class A	346,663
1,600	Nihon Unisys Ltd.	50,190
1,779	Paychex, Inc.	151,322
2,433	Visa, Inc., Class A	457,161

		1,957,152

	Leisure Products — 0.1%
2,500	Sankyo Co. Ltd.	83,032

	Life Sciences Tools & Services — 0.3%
751	Agilent Technologies, Inc.	64,068
565	Thermo Fisher Scientific, Inc.	183,551

		247,619

	Machinery — 0.9%
776	Caterpillar, Inc.	114,599
352	Cummins, Inc.	62,994
461	Deere & Co.	79,873
836	Fortive Corp.	63,862
508	Illinois Tool Works, Inc.	91,252
465	Ingersoll-Rand PLC	61,808
1,900	Mitsubishi Heavy Industries Ltd.	73,676
1,397	PACCAR, Inc.	110,503
327	Parker-Hannifin Corp.	67,303
147	Stanley Black & Decker, Inc.	24,364

		750,234

	Marine — 0.1%
78,000	SITC International Holdings Co. Ltd.	95,189

	Media — 0.7%
1,000	Cogeco Communications, Inc.	87,174
8,266	Comcast Corp., Class A	371,722

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Media — continued
1,119	Omnicom Group, Inc.	$90,662
657	ViacomCBS, Inc., Class B	27,574

		577,132

	Metals & Mining — 0.1%
1,105	Nucor Corp.	62,189

	Multi-Utilities — 0.7%
6,429	AGL Energy Ltd.	92,536
1,800	Canadian Utilities Ltd., Class A	54,296
2,487	CenterPoint Energy, Inc.	67,821
800	Consolidated Edison, Inc.	72,376
943	Dominion Energy, Inc.	78,099
554	DTE Energy Co.	71,948
2,496	NiSource, Inc.	69,489
940	Public Service Enterprise Group, Inc.	55,507
402	Sempra Energy	60,895

		622,967

	Multiline Retail — 0.3%
424	Dollar General Corp.	66,136
1,363	Target Corp.	174,750

		240,886

	Oil, Gas & Consumable Fuels — 1.7%
2,522	Chevron Corp.	303,926
1,482	ConocoPhillips	96,374
1,370	CVR Energy, Inc.	55,389
2,467	Devon Energy Corp.	64,068
855	EOG Resources, Inc.	71,615
5,587	Exxon Mobil Corp.	389,861
2,807	Kinder Morgan, Inc.	59,424
1,093	Marathon Petroleum Corp.	65,853
1,036	Occidental Petroleum Corp.	42,694
957	ONEOK, Inc.	72,416
556	Phillips 66	61,944
523	Pioneer Natural Resources Co.	79,166
681	Valero Energy Corp.	63,776
2,948	Williams Cos., Inc. (The)	69,927

		1,496,433

	Personal Products — 0.2%
327	Estee Lauder Cos., Inc. (The), Class A	67,539
1,402	Unilever PLC	80,254

		147,793

	Pharmaceuticals — 2.3%
3,863	Bristol-Myers Squibb Co.	247,966
1,652	Eli Lilly & Co.	217,122
3,960	Johnson & Johnson	577,645
4,522	Merck & Co., Inc.	411,276

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
8,034	Pfizer, Inc.	$314,772
290	Roche Holding AG	94,251
814	Zoetis, Inc.	107,733

		1,970,765

	Professional Services — 0.2%
408	Equifax, Inc.	57,169
710	TransUnion	60,783
460	Verisk Analytics, Inc.	68,697

		186,649

	Road & Rail — 0.5%
1,132	CSX Corp.	81,912
438	Kansas City Southern	67,084
424	Norfolk Southern Corp.	82,311
890	Union Pacific Corp.	160,903
900	West Japan Railway Co.	77,844

		470,054

	Semiconductors & Semiconductor Equipment — 1.5%
501	Analog Devices, Inc.	59,539
1,138	Applied Materials, Inc.	69,463
724	ASM International NV	81,720
475	Broadcom, Inc.	150,109
5,708	Intel Corp.	341,624
376	KLA Corp.	66,992
245	Lam Research Corp.	71,638
557	NVIDIA Corp.	131,062
1,708	QUALCOMM, Inc.	150,697
1,227	Texas Instruments, Inc.	157,412
555	Xilinx, Inc.	54,262

		1,334,518

	Software — 2.2%
394	Intuit, Inc.	103,200
646	j2 Global, Inc.	60,537
9,674	Microsoft Corp.	1,525,590
4,335	Oracle Corp.	229,668

		1,918,995

	Specialty Retail — 0.9%
1,300	ABC-Mart, Inc.	88,740
1,571	Home Depot, Inc. (The)	343,075
1,158	Lowe’s Cos., Inc.	138,682
599	Ross Stores, Inc.	69,736
1,837	TJX Cos., Inc. (The)	112,167

		752,400

	Technology Hardware, Storage & Peripherals — 2.1%
5,826	Apple, Inc.	1,710,805

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — continued
1,329	Hewlett Packard Enterprise Co.	$21,078
3,068	HP, Inc.	63,047

		1,794,930

	Textiles, Apparel & Luxury Goods — 0.3%
1,845	NIKE, Inc., Class B	186,917
659	VF Corp.	65,676

		252,593

	Tobacco — 0.8%
4,567	Altria Group, Inc.	227,939
2,341	British American Tobacco PLC	99,497
3,377	Imperial Brands PLC	83,548
3,079	Philip Morris International, Inc.	261,992

		672,976

	Trading Companies & Distributors — 0.1%
1,748	Fastenal Co.	64,589
1,400	ITOCHU Corp.	32,447
1,200	Sumitomo Corp.	17,824

		114,860

	Transportation Infrastructure — 0.1%
9,401	Enav SpA, 144A	56,105

	Wireless Telecommunication Services — 0.1%
2,900	KDDI Corp.	86,525

	Total Common Stocks (Identified Cost $35,187,434)	38,012,788

Principal Amount (‡)
Bonds and Notes — 38.6%
	Banking — 16.3%
$1,200,000	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 11/16/2027, variable rate thereafter), 6.125%(a)	1,234,500
1,520,000	Banco BTG Pactual SA, (fixed rate to 2/15/2024, variable rate thereafter), 7.750%, 2/15/2029, 144A	1,609,315
985,000	Barclays PLC, (fixed rate to 6/15/2024, variable rate thereafter), 8.000%(a)	1,101,969
495,000	Barclays PLC, (fixed rate to 9/15/2023, variable rate thereafter), 7.750%(a)	540,788
400,000	CaixaBank S.A., (fixed rate to 3/23/2026, variable rate thereafter), 5.250%, (EUR)(a)	457,990
1,400,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(a)	1,595,720
1,100,000	Credit Suisse Group AG, (fixed rate to 9/12/2025, variable rate thereafter), 7.250%, 144A(a)	1,227,875
1,560,000	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%(a)	1,655,550
600,000	Lloyds Banking Group PLC, (fixed rate to 9/27/2025, variable rate thereafter), 7.500%(a)	672,750

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$1,405,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(a)	$1,617,267
1,800,000	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%, 144A(a)	1,991,250
310,000	UniCredit SpA, (fixed rate to 6/03/2023, variable rate thereafter), 6.625%, (EUR)(a)	375,980

		14,080,954

	Cable Satellite — 0.4%
325,000	DISH DBS Corp., 7.750%, 7/01/2026	344,302

	Chemicals — 1.6%
335,000	Alpek SAB de CV, 4.250%, 9/18/2029, 144A	341,700
985,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	1,066,617

		1,408,317

	Finance Companies — 1.6%
565,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	584,775
795,000	Unifin Financiera SAB de CV, 8.375%, 1/27/2028, 144A	813,881

		1,398,656

	Financial Other — 0.6%
490,000	Kuwait Projects Co. SPC Ltd., EMTN, 4.500%, 2/23/2027	512,148

	Food & Beverage — 1.2%
495,000	JBS Investments II GmbH, 7.000%, 1/15/2026, 144A	538,476
470,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	509,015

		1,047,491

	Government Owned – No Guarantee — 2.8%
515,000	DP World Crescent Ltd., 4.848%, 9/26/2028, 144A	565,387
415,000	OCP S.A., 6.875%, 4/25/2044, 144A	527,457
240,000	Oztel Holdings SPC Ltd., 5.625%, 10/24/2023, 144A	255,900
480,000	Perusahaan Listrik Negara PT, 4.125%, 5/15/2027, 144A	505,800
480,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	541,440

		2,395,984

	Independent Energy — 2.0%
540,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	541,350
1,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,172,281

		1,713,631

	Industrial Other — 0.6%
475,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026, 144A	499,938

	Media Entertainment — 0.6%
515,000	Prosus NV, 4.850%, 7/06/2027, 144A	561,268

	Metals & Mining — 1.8%
625,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	639,062
820,000	Gold Fields Orogen Holdings BVI Ltd., 6.125%, 5/15/2029, 144A	910,200

		1,549,262

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 0.5%
$380,000	Delek & Avner Tamar Bond Ltd., 5.412%, 12/30/2025, 144A	$400,734

	Oil Field Services — 0.7%
600,000	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	636,000

	Property & Casualty Insurance — 0.8%
510,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	671,371

	Sovereigns — 1.7%
530,000	Oman Government International Bond, 6.000%, 8/01/2029, 144A	554,327
355,000	Qatar Government International Bond, 4.000%, 3/14/2029, 144A	396,181
405,000	Saudi Government International Bond, 5.250%, 1/16/2050	503,229

		1,453,737

	Supranational — 1.0%
830,000	African Export-Import Bank (The), 3.994%, 9/21/2029, 144A	842,243

	Technology — 1.0%
290,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	399,602
455,000	MTN Mauritius Investments Ltd., 6.500%, 10/13/2026, 144A	502,775

		902,377

	Treasuries — 0.6%
6,514,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)	505,823

	Utility Other — 0.3%
260,000	Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	276,487

	Wireless — 2.5%
900,000	GTH Finance BV, 7.250%, 4/26/2023, 144A	1,013,886
505,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	557,161
565,000	Sprint Corp., 7.625%, 3/01/2026	623,082

		2,194,129

	Total Bonds and Notes (Identified Cost $31,652,905)	33,394,852

Shares
Exchange-Traded Funds — 5.1%
514,600	Alerian MLP ETF (Identified Cost $4,707,757)	4,374,100

Principal Amount (‡)
Senior Loans — 2.4%
	Airlines — 2.4%
$2,063,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(b)(c) (Identified Cost $2,061,137)	2,084,272

Shares
Preferred Stocks — 0.7%
	Technology — 0.7%
515	Broadcom, Inc., Series A, 8.000% (Identified Cost $523,250)	606,655

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 9.0%
$7,827,130	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $7,827,521 on 1/02/2020 collateralized by $7,105,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $7,983,952 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,827,130)	$7,827,130

	Total Investments — 99.8% (Identified Cost $81,959,613)	86,299,797
	Other assets less liabilities — 0.2%	140,350

	Net Assets — 100.0%	$86,440,147

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $2,084,272 or 2.4% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $21,697,522 or 25.1% of net assets.
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah

Industry Summary at December 31, 2019

Banking	16.3%
Banks	6.5
Government Owned – No Guarantee	2.8
Wireless	2.5
Airlines	2.5
Chemicals	2.4
Insurance	2.3
Pharmaceuticals	2.3
IT Services	2.3
Software	2.2
Technology Hardware, Storage & Peripherals	2.1
Independent Energy	2.0
Other Investments, less than 2% each	39.5
Short-Term Investments	9.0
Exchange-Traded Funds	5.1

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities

December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
ASSETS
Investments at cost	$144,884,838	$5,217,350,433	$81,959,613
Net unrealized appreciation	184,563	317,568,813	4,340,184

Investments at value	145,069,401	5,534,919,246	86,299,797
Cash	19,643	482	30,757
Due from broker	103,848	—	—
Foreign currency at value (identified cost $0, $34,356 and $9,422, respectively)	—	34,864	9,462
Receivable for Fund shares sold	288,823	9,988,794	16,822
Receivable for securities sold	261,814	104,000	—
Dividends and interest receivable	1,949,048	40,239,831	640,699
Tax reclaims receivable	—	479	24,292
Prepaid expenses (Note 8)	6	226	4

TOTAL ASSETS	147,692,583	5,585,287,922	87,021,833

LIABILITIES
Payable for Fund shares redeemed	30,991	8,011,293	372,762
Management fees payable (Note 6)	61,121	1,729,877	33,618
Deferred Trustees’ fees (Note 6)	179,116	925,935	94,834
Administrative fees payable (Note 6)	5,058	207,086	3,315
Payable to distributor (Note 6d)	1,772	41,954	583
Other accounts payable and accrued expenses	87,541	375,680	76,574

TOTAL LIABILITIES	365,599	11,291,825	581,686

NET ASSETS	$147,326,984	$5,573,996,097	$86,440,147

NET ASSETS CONSIST OF:
Paid-in capital	$152,974,132	$5,229,586,800	$87,066,139
Accumulated earnings (loss)	(5,647,148)	344,409,297	(625,992)

NET ASSETS	$147,326,984	$5,573,996,097	$86,440,147

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$23,199,445	$772,485,362	$28,845,182

Shares of beneficial interest	5,454,982	68,180,197	2,199,442

Net asset value and redemption price per share	$4.25	$11.33	$13.11

Offering price per share (100/95.75 of net asset value) (Note 1)	$4.44	$11.83	$13.69

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,835,901	$204,394,573	$16,737,912

Shares of beneficial interest	898,802	18,249,265	1,282,081

Net asset value and offering price per share	$4.27	$11.20	$13.06

Class N shares:
Net assets	$11,976,561	$1,367,171,989	$198,001

Shares of beneficial interest	2,814,782	120,656,644	15,196

Net asset value, offering and redemption price per share	$4.25	$11.33	$13.03

Class Y shares:
Net assets	$108,315,077	$3,118,505,157	$40,659,052

Shares of beneficial interest	25,504,177	275,056,548	3,120,428

Net asset value, offering and redemption price per share	$4.25	$11.34	$13.03

Admin Class shares:
Net assets	$—	$111,439,016	$—

Shares of beneficial interest	—	9,861,865	—

Net asset value, offering and redemption price per share	$—	$11.30	$—

See accompanying notes to financial statements.

|  58

Statements of Operations

For the Year Ended December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
INVESTMENT INCOME
Interest	$8,398,038	$213,518,155	$3,324,106
Dividends	201,777	857,168	1,370,894
Less net foreign taxes withheld	(732)	(17,886)	(17,196)

	8,599,083	214,357,437	4,677,804

Expenses
Management fees (Note 6)	881,481	22,174,684	595,472
Service and distribution fees (Note 6)	104,123	5,236,025	314,220
Administrative fees (Note 6)	64,514	2,440,159	47,707
Trustees’ fees and expenses (Note 6)	37,018	278,420	27,552
Transfer agent fees and expenses (Notes 6 and 7)	161,197	3,672,993	75,793
Audit and tax services fees	54,952	64,267	48,212
Custodian fees and expenses	12,794	134,406	43,164
Legal fees (Note 8)	4,232	170,820	3,084
Registration fees	77,677	206,502	66,381
Shareholder reporting expenses	34,722	440,542	8,553
Miscellaneous expenses (Note 8)	28,698	174,794	33,389

Total expenses	1,461,408	34,993,612	1,263,527
Less waiver and/or expense reimbursement (Note 6)	(224,533)	(1,590,978)	(190,284)

Net expenses	1,236,875	33,402,634	1,073,243

Net investment income	7,362,208	180,954,803	3,604,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(386,388)	73,163,029	(1,281,468)
Forward foreign currency contracts (Note 2d)	(44,094)	(670,701)	(5,147)
Foreign currency transactions (Note 2c)	—	2,368,603	(78,839)
Net change in unrealized appreciation (depreciation) on:
Investments	9,712,862	217,944,856	13,596,978
Forward foreign currency contracts (Note 2d)	44,094	670,701	—
Foreign currency translations (Note 2c)	17	(2,229,110)	1,859

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	9,326,491	291,247,378	12,233,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,688,699	$472,202,181	$15,837,944

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets

	High Income Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$7,362,208	$2,214,373	$8,475,372
Net realized gain (loss) on investments and forward foreign currency contracts	(430,482)	(6,387,716)	1,205,344
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	9,756,973	(3,483,546)	(7,029,759)

Net increase (decrease) in net assets resulting from operations	16,688,699	(7,656,889)	2,650,957

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,135,803)	(410,882)	(1,227,019)
Class C	(194,240)	(81,814)	(311,547)
Class N	(609,528)	(178,711)	(259,688)
Class Y	(5,638,962)	(2,141,392)	(5,752,686)

Total distributions	(7,578,533)	(2,812,799)	(7,550,940)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,738,584	(23,511,576)	(3,848,432)

Net increase (decrease) in net assets	10,848,750	(33,981,264)	(8,748,415)
NET ASSETS
Beginning of the year	136,478,234	170,459,498	179,207,913

End of the year	$147,326,984	$136,478,234	$170,459,498

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Investment Grade Bond Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$180,954,803	$44,450,885	$171,956,415
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	74,860,931	(228,459,921)	(68,790,141)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	216,386,447	150,673,092	(88,370,511)

Net increase (decrease) in net assets resulting from operations	472,202,181	(33,335,944)	14,795,763

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25,364,474)	(9,439,602)	(26,935,957)
Class C	(6,942,862)	(4,075,458)	(15,654,049)
Class N	(47,788,079)	(16,768,000)	(41,987,053)
Class Y	(111,238,434)	(39,150,105)	(111,284,265)
Admin Class	(3,581,152)	(1,369,684)	(778,851)

Total distributions	(194,915,001)	(70,802,849)	(196,640,175)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(31,559,822)	(126,167,759)	(534,159,760)

Net increase (decrease) in net assets	245,727,358	(230,306,552)	(716,004,172)
NET ASSETS
Beginning of the year	5,328,268,739	5,558,575,291	6,274,579,463

End of the year	$5,573,996,097	$5,328,268,739	$5,558,575,291

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Multi-Asset Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$3,604,561	$5,207,147
Net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(1,365,454)	(1,541,137)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,598,837	(16,770,929)

Net increase (decrease) in net assets resulting from operations	15,837,944	(13,104,919)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Accumulated earnings
Class A	(1,407,776)	(3,689,139)
Class C	(591,756)	(1,796,319)
Class N	(2,159)	(2,353)
Class Y	(1,679,151)	(3,691,567)
Paid-in capital
Class A	(72,102)	—
Class C	(28,844)	—
Class N	(532)	—
Class Y	(109,510)	—

Total distributions	(3,891,830)	(9,179,378)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(44,926,409)	(2,836,090)

Net decrease in net assets	(32,980,295)	(25,120,387)
NET ASSETS
Beginning of the year	119,420,442	144,540,829

End of the year	$86,440,147	$119,420,442

See accompanying notes to financial statements.

|  62

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$3.99		$4.25		$4.37	$4.23		$3.99	$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.05		0.20	0.22		0.20	0.19
Net realized and unrealized gain (loss)	0.27		(0.24)		(0.14)	0.12		0.21	(0.39)

Total from Investment Operations	0.47		(0.19)		0.06	0.34		0.41	(0.20)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.06)		(0.18)	(0.20)		(0.16)	(0.19)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.21)		(0.07)		(0.18)	(0.20)		(0.17)	(0.30)

Net asset value, end of the period	$4.25		$3.99		$4.25	$4.37		$4.23	$3.99

Total return(b)(c)	11.94%		(4.54	)%(d)	1.41%	8.17%		10.66%	(4.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,199		$23,125		$26,175	$34,039		$34,820	$37,870
Net expenses(e)	1.03	%(f)	1.05	%(g)	1.05%	1.09	%(h)	1.10%	1.11	%(i)
Gross expenses	1.18%		1.27	%(g)	1.16%	1.15%		1.14%	1.13%
Net investment income	4.84%		5.13	%(g)	4.73%	5.03%		5.16%	4.41%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(i)	Effective July 1, 2015, the expense limit decreased to 1.10%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$4.00		$4.27		$4.38	$4.24		$4.00	$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.05		0.17	0.18		0.18	0.16
Net realized and unrealized gain (loss)	0.28		(0.26)		(0.13)	0.12		0.20	(0.39)

Total from Investment Operations	0.45		(0.21)		0.04	0.30		0.38	(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.05)		(0.15)	(0.16)		(0.13)	(0.16)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.18)		(0.06)		(0.15)	(0.16)		(0.14)	(0.27)

Net asset value, end of the period	$4.27		$4.00		$4.27	$4.38		$4.24	$4.00

Total return(b)(c)	11.32%		(4.95	)%(d)	0.86%	7.33%		9.81%	(5.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,836		$5,351		$6,248	$11,227		$12,288	$12,609
Net expenses(e)	1.78	%(f)	1.80	%(g)	1.80%	1.84	%(h)	1.85%	1.86	%(i)
Gross expenses	1.93%		2.02	%(g)	1.91%	1.90%		1.89%	1.88%
Net investment income	4.11%		4.38	%(g)	3.99%	4.29%		4.43%	3.68%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(i)	Effective July 1, 2015, the expense limit decreased to 1.85%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$3.99		$4.25		$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.06		0.20	0.19
Net realized and unrealized gain (loss)	0.26		(0.25)		(0.12)	0.18

Total from Investment Operations	0.48		(0.19)		0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.06)		(0.19)	(0.17)
Net realized capital gains	—		(0.01)		—	—

Total Distributions	(0.22)		(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$4.25		$3.99		$4.25	$4.36

Total return(b)	12.28%		(4.47	)%(c)	1.96%	8.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,977		$10,417		$10,338	$1
Net expenses(d)	0.72	%(e)	0.75	%(f)	0.75%	0.75	%(f)(g)
Gross expenses	0.82%		0.89	%(f)	0.79%	31.73	%(f)
Net investment income	5.13%		5.45	%(f)	4.65%	5.19	%(f)
Portfolio turnover rate	48%		17%		55%	46	%(h)

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$3.98		$4.24		$4.36	$4.22		$3.98	$4.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.06		0.21	0.23		0.21	0.20
Net realized and unrealized gain (loss)	0.28		(0.25)		(0.14)	0.12		0.21	(0.39)

Total from Investment Operations	0.49		(0.19)		0.07	0.35		0.42	(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.06)		(0.19)	(0.21)		(0.17)	(0.20)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.22)		(0.07)		(0.19)	(0.21)		(0.18)	(0.31)

Net asset value, end of the period	$4.25		$3.98		$4.24	$4.36		$4.22	$3.98

Total return(b)	12.52%		(4.49	)%(c)	1.68%	8.47%		10.98%	(4.54)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$108,315		$97,585		$127,699	$133,940		$129,169	$116,837
Net expenses(d)	0.77	%(e)	0.80	%(f)	0.80%	0.84	%(g)	0.85%	0.86	%(h)
Gross expenses	0.93%		1.02	%(f)	0.91%	0.90%		0.89%	0.88%
Net investment income	5.07%		5.39	%(f)	4.98%	5.28%		5.43%	4.67%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(h)	Effective July 1, 2015, the expense limit decreased to 0.85%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.77		$10.98		$11.30		$11.59		$11.10	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.08		0.30		0.36		0.39	0.40
Net realized and unrealized gain (loss)	0.58		(0.16)		(0.28)		0.05		0.48	(0.95)

Total from Investment Operations	0.93		(0.08)		0.02		0.41		0.87	(0.55)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.08)		(0.21)		(0.26)		(0.23)	(0.34)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.37)		(0.13)		(0.34)		(0.70)		(0.38)	(0.46)

Net asset value, end of the period	$11.33		$10.77		$10.98		$11.30		$11.59	$11.10

Total return(b)	8.78	%(c)	(0.66	)%(c)(d)	0.19	%(c)	3.88%		8.06%	(4.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$772,485		$721,110		$777,391		$902,955		$1,130,260	$1,628,216
Net expenses	0.77	%(e)(f)	0.78	%(e)(g)	0.80	%(e)(h)	0.82	%(i)	0.85%	0.83%
Gross expenses	0.81%		0.82	%(g)	0.82%		0.82%		0.85%	0.83%
Net investment income	3.10%		3.09	%(g)	2.73%		3.23%		3.49%	3.38%
Portfolio turnover rate	44	%(j)	39	%(j)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.65		$10.86		$11.19		$11.48		$11.00	$12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.06		0.22		0.27		0.30	0.31
Net realized and unrealized gain (loss)	0.58		(0.16)		(0.28)		0.06		0.47	(0.94)

Total from Investment Operations	0.84		(0.10)		(0.06)		0.33		0.77	(0.63)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.06)		(0.14)		(0.18)		(0.14)	(0.25)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.29)		(0.11)		(0.27)		(0.62)		(0.29)	(0.37)

Net asset value, end of the period	$11.20		$10.65		$10.86		$11.19		$11.48	$11.00

Total return(b)	7.94	%(c)	(0.86	)%(c)(d)	(0.53	)%(c)	3.12%		7.18%	(5.40)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$204,395		$366,068		$412,788		$689,798		$1,001,522	$1,219,687
Net expenses	1.52	%(e)(f)	1.53	%(e)(g)	1.55	%(e)(h)	1.57	%(i)	1.60%	1.58%
Gross expenses	1.56%		1.57	%(g)	1.57%		1.57%		1.60%	1.58%
Net investment income	2.35%		2.34	%(g)	1.96%		2.49%		2.74%	2.63%
Portfolio turnover rate	44	%(j)	39	%(j)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(i)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.78		$10.98		$11.30		$11.58		$11.11	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.09		0.34		0.39		0.43	0.44
Net realized and unrealized gain (loss)	0.58		(0.15)		(0.28)		0.07		0.47	(0.93)

Total from Investment Operations	0.96		(0.06)		0.06		0.46		0.90	(0.49)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)		(0.09)		(0.25)		(0.30)		(0.28)	(0.39)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.41)		(0.14)		(0.38)		(0.74)		(0.43)	(0.51)

Net asset value, end of the period	$11.33		$10.78		$10.98		$11.30		$11.58	$11.11

Total return	9.11%		(0.58	)%(b)	0.50%		4.34%		8.31%	(4.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,367,172		$1,216,690		$1,251,189		$1,203,169		$47,343	$21,851
Net expenses	0.47	%(c)	0.48	%(d)	0.47	%(e)	0.48	%(f)	0.47%	0.47%
Gross expenses	0.47%		0.48	%(d)	0.47%		0.48%		0.47%	0.47%
Net investment income	3.40%		3.40	%(d)	3.05%		3.51%		3.88%	3.78%
Portfolio turnover rate	44	%(g)	39	%(g)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%. See Note 6 of Notes to Financial Statements.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(g)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.78		$10.99		$11.31		$11.59		$11.11	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.09		0.33		0.39		0.42	0.43
Net realized and unrealized gain (loss)	0.59		(0.16)		(0.28)		0.06		0.47	(0.95)

Total from Investment Operations	0.96		(0.07)		0.05		0.45		0.89	(0.52)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.09)		(0.24)		(0.29)		(0.26)	(0.37)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.40)		(0.14)		(0.37)		(0.73)		(0.41)	(0.49)

Net asset value, end of the period	$11.34		$10.78		$10.99		$11.31		$11.59	$11.11

Total return	9.04	%(b)	(0.59	)%(b)(c)	0.43	%(b)	4.24%		8.25%	(4.47)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,118,505		$2,912,537		$3,001,906		$3,453,137		$4,571,167	$6,081,536
Net expenses	0.52	%(d)(e)	0.53	%(d)(f)	0.55	%(d)(g)	0.57	%(h)	0.60%	0.58%
Gross expenses	0.56%		0.57	%(f)	0.57%		0.57%		0.60%	0.58%
Net investment income	3.35%		3.35	%(f)	2.98%		3.48%		3.74%	3.63%
Portfolio turnover rate	44	%(i)	39	%(i)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(h)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(i)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$10.75		$10.95		$11.28		$11.56		$11.08		$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.08		0.28		0.34		0.37		0.37
Net realized and unrealized gain (loss)	0.58		(0.15)		(0.28)		0.06		0.47		(0.95)

Total from Investment Operations	0.90		(0.07)		0.00	(b)	0.40		0.84		(0.58)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.08)		(0.20)		(0.24)		(0.21)		(0.31)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)		(0.12)

Total Distributions	(0.35)		(0.13)		(0.33)		(0.68)		(0.36)		(0.43)

Net asset value, end of the period	$11.30		$10.75		$10.95		$11.28		$11.56		$11.08

Total return	8.43	%(c)	(0.63	)%(c)(d)	(0.07	)%(c)	3.76	%(c)	7.73%		(4.95)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$111,439		$111,864		$115,301		$25,521		$35,294		$37,355
Net expenses	1.02	%(e)(f)	1.03	%(e)(g)	1.02	%(e)(h)(i)	1.02	%(e)(j)(k)	1.07	%(l)	1.08%
Gross expenses	1.06%		1.07	%(g)	1.05	%(h)	1.03	%(j)	1.07	%(l)	1.08%
Net investment income	2.85%		2.85	%(g)	2.56%		3.03%		3.27%		3.14%
Portfolio turnover rate	44	%(m)	39	%(m)	3%		10%		11%		23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Includes refund of prior year service fee of 0.02%.
(i)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(j)	Includes refund of prior year service fee of 0.05%.
(k)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(l)	Includes refund of prior year service fee of 0.03%.
(m)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.78	$13.87	$13.24	$12.85		$13.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.48	0.47	0.49		0.32
Net realized and unrealized gain (loss)	1.36	(1.71)	1.15	0.80		(0.58)

Total from Investment Operations	1.78	(1.23)	1.62	1.29		(0.26)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.42)	(0.45)	(0.40)		(0.34)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.45)	(0.86)	(0.99)	(0.90)		(0.34)

Net asset value, end of the period	$13.11	$11.78	$13.87	$13.24		$12.85

Total return(b)(c)	15.39%	(9.24)%	12.41%	10.14%		(1.96)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,845	$51,028	$54,754	$57,320		$63,254
Net expenses(d)	0.95%	0.95%	0.95%	0.95%		1.04	%(e)
Gross expenses	1.13%	1.11%	1.13%	1.09%		1.11%
Net investment income	3.37%	3.63%	3.37%	3.70%		2.40%
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.73	$13.82	$13.18	$12.80		$13.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.38	0.36	0.39		0.24
Net realized and unrealized gain (loss)	1.36	(1.71)	1.16	0.79		(0.60)

Total from Investment Operations	1.69	(1.33)	1.52	1.18		(0.36)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.32)	(0.34)	(0.30)		(0.25)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.02)	—	—	—		—

Total Distributions	(0.36)	(0.76)	(0.88)	(0.80)		(0.25)

Net asset value, end of the period	$13.06	$11.73	$13.82	$13.18		$12.80

Total return(b)(c)	14.59%	(9.96)%	11.70%	9.27%		(2.73)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,738	$24,058	$36,814	$46,351		$47,791
Net expenses(d)	1.70%	1.70%	1.70%	1.70%		1.80	%(e)
Gross expenses	1.88%	1.86%	1.88%	1.84%		1.87%
Net investment income	2.62%	2.83%	2.65%	2.96%		1.78%
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class N
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$11.70	$13.79	$13.16	$12.77		$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.52	0.51	0.53		0.14
Net realized and unrealized gain (loss)	1.37	(1.71)	1.15	0.80		0.10

Total from Investment Operations	1.82	(1.19)	1.66	1.33		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.46)	(0.49)	(0.44)		(0.17)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.49)	(0.90)	(1.03)	(0.94)		(0.17)

Net asset value, end of the period	$13.03	$11.70	$13.79	$13.16		$12.77

Total return(b)	15.86%	(9.02)%	12.83%	10.53%		1.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$198	$32	$35	$1		$1
Net expenses(d)	0.65%	0.65%	0.65%	0.65%		0.65	%(e)
Gross expenses	1.96%	1.35%	1.35%	13.53%		13.66	%(e)
Net investment income	3.57%	3.93%	3.71%	4.02%		3.22	%(e)
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

*	From commencement of Class operations on August 31, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.70	$13.80	$13.17	$12.79		$13.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.52	0.49	0.53		0.36
Net realized and unrealized gain (loss)	1.37	(1.73)	1.16	0.78		(0.59)

Total from Investment Operations	1.82	(1.21)	1.65	1.31		(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.45)	(0.48)	(0.43)		(0.37)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.49)	(0.89)	(1.02)	(0.93)		(0.37)

Net asset value, end of the period	$13.03	$11.70	$13.80	$13.17		$12.79

Total return(b)	15.80%	(9.13)%	12.77%	10.38%		(1.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$40,659	$44,303	$52,938	$20,101		$11,272
Net expenses(c)	0.70%	0.70%	0.70%	0.70%		0.80	%(d)
Gross expenses	0.87%	0.86%	0.88%	0.84%		0.86%
Net investment income	3.62%	3.88%	3.53%	4.00%		2.73%
Portfolio turnover rate	277%	282%	221%	341	%(e)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(e)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

75  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Each Fund is a diversified investment company.

On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of High Income Fund and Investment Grade Bond Fund from September 30 to December 31. Accordingly, the Funds’ financial statements and related notes include information as of and for the three month period ended December 31, 2018, and the year ended September 30, 2018.

Each Fund offers Class A, Class C, Class N and Class Y shares. In addition, Investment Grade Bond Fund also offers Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are

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Notes to Financial Statements (continued)

December 31, 2019

borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If

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Notes to Financial Statements (continued)

December 31, 2019

there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

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Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$—	—%	$1,646,883	1.1%	$1,241,739	0.8%
Investment Grade Bond Fund	—	—%	163,123,037	2.9%	—	—%
Multi-Asset Income Fund	7,288,259	8.4%	2,084,272	2.4%	—	—%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign

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Notes to Financial Statements (continued)

December 31, 2019

withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2019, the amount of income available to be distributed has been reduced by the following amount as a result of losses arising from changes in exchange rates:

Multi-Asset Income Fund	$475,027

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

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Notes to Financial Statements (continued)

December 31, 2019

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

No futures contracts were held by the Funds during the year ended December 31, 2019.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to

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Notes to Financial Statements (continued)

December 31, 2019

fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2019.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses,

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Notes to Financial Statements (continued)

December 31, 2019

taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities, capital gains taxes, distributions in excess of income and/or capital gain, return of capital distributions received, perpetual bond adjustments, distribution re-designations, foreign currency gains and losses, passive foreign investment company adjustments, paydown gains and losses and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to convertible bonds, defaulted and/or non-income producing securities, deferred Trustees’ fees, premium amortization, perpetual bond adjustments and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:				2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,578,533	$—	$—	$7,578,533	$2,342,939	$469,860	$2,812,799
Investment Grade Bond Fund	194,915,001	—	—	194,915,001	44,211,096	26,591,753	70,802,849
Multi-Asset Income Fund	3,680,842	—	210,988	3,891,830	6,314,655	2,864,723	9,179,378

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
Undistributed ordinary income	$47,010	$16,063,355	$—
Undistributed long-term capital gains	—	16,757,612	—

Total undistributed earnings	47,010	32,820,967	—

Capital loss carryforward:
Short-term:
No expiration date	(525,013)	—	(1,585,026)
Long-term:
No expiration date	(4,818,541)	—	(2,918,756)

Total capital loss carryforward	(5,343,554)	—	(4,503,782)

Late-year ordinary and post-October capital loss deferrals*	—	—	(7,746)

Unrealized appreciation (depreciation)	(143,972)	312,514,263	3,924,968

Total accumulated earnings (losses)	$(5,440,516)	$345,335,230	$(586,560)

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring foreign currency losses and losses on contingent payment debt instruments.

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
Federal tax cost	$145,213,373	$5,222,405,497	$82,375,380

Gross tax appreciation	$7,355,358	$334,098,218	$4,704,011
Gross tax depreciation	(7,499,330)	(21,584,469)	(779,594)

Net tax appreciation	$(143,972)	$312,513,749	$3,924,417

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

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Notes to Financial Statements (continued)

December 31, 2019

i.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Collateralized Loan Obligations.  Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

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Notes to Financial Statements (continued)

December 31, 2019

default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, none of the Funds had loaned securities under this agreement.

n.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  Change in Accounting Policy.  The Funds have adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2017-08. Under the new standard, certain debt securities with non-contingent call features purchased at a premium are amortized to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the new standard on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. This change in accounting policy resulted in reclassifications to capital accounts as of the beginning of the period, but had no impact on the net asset value of the Funds.

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Notes to Financial Statements (continued)

December 31, 2019

p.  New Accounting Pronouncement.  In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst

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Notes to Financial Statements (continued)

December 31, 2019

other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$2,559,600	$—	(d)	$2,559,600
Non-Agency Commercial Mortgage-Backed Securities	—	1,713,284	325,435	(b)	2,038,719
All Other Non-Convertible Bonds(a)	—	124,733,836	—		124,733,836

Total Non-Convertible Bonds	—	129,006,720	325,435		129,332,155

Convertible Bonds(a)	—	8,474,531	—		8,474,531

Total Bonds and Notes	—	137,481,251	325,435		137,806,686

Senior Loans(a)	—	2,051,248	—		2,051,248
Loan Participations(a)	—	398,373	—		398,373
Preferred Stocks
Food & Beverage	—	2,201,691	—		2,201,691
Midstream	—	—	196,350	(c)	196,350

Total Preferred Stocks	—	2,201,691	196,350		2,398,041

Other Investments(a)	—	—	864,000	(b)	864,000
Common Stocks
Chemicals	—	155,257	—		155,257
Media	418,657	—	—		418,657
Oil, Gas & Consumable Fuels	—	—	52,304	(b)	52,304

Total Common Stocks	418,657	155,257	52,304		626,218

Short-Term Investments	—	924,835	—		924,835

Total	$418,657	$143,212,655	$1,438,089		$145,069,401

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.
(d)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.

|  88

Notes to Financial Statements (continued)

December 31, 2019

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds(a)	$—	$5,232,967,808	$—		$5,232,967,808
Convertible Bonds(a)	—	37,117,915	—		37,117,915
Municipals(a)	—	8,945,265	—		8,945,265

Total Bonds and Notes	—	5,279,030,988	—		5,279,030,988

Collateralized Loan Obligations(a)	—	113,924,322	—		113,924,322
Preferred Stocks
Food & Beverage	—	14,301,982	—		14,301,982
Independent Energy	—	—	721,179	(b)	721,179

Total Preferred Stocks	—	14,301,982	721,179		15,023,161

Short-Term Investments	—	126,940,775	—		126,940,775

Total	$—	$5,534,198,067	$721,179		$5,534,919,246

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

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Notes to Financial Statements (continued)

December 31, 2019

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$5,848	$90,294	$—	$96,142
Auto Components	—	283,599	—	283,599
Banks	1,968,117	3,633,101	—	5,601,218
Beverages	634,916	82,117	—	717,033
Capital Markets	1,011,739	88,913	—	1,100,652
Commercial Services & Supplies	304,105	83,847	—	387,952
Construction & Engineering	55,245	360,197	—	415,442
Diversified Telecommunication Services	867,973	71,874	—	939,847
Electric Utilities	742,345	91,310	—	833,655
Food & Staples Retailing	608,462	69,645	—	678,107
Food Products	526,582	94,562	—	621,144
Household Durables	118,696	10,677	—	129,373
Insurance	903,857	1,134,745	—	2,038,602
IT Services	1,906,962	50,190	—	1,957,152
Leisure Products	—	83,032	—	83,032
Machinery	676,558	73,676	—	750,234
Marine	—	95,189	—	95,189
Multi-Utilities	530,431	92,536	—	622,967
Personal Products	67,539	80,254	—	147,793
Pharmaceuticals	1,876,514	94,251	—	1,970,765
Road & Rail	392,210	77,844	—	470,054
Semiconductors & Semiconductor Equipment	1,252,798	81,720	—	1,334,518
Specialty Retail	663,660	88,740	—	752,400
Tobacco	489,931	183,045	—	672,976
Trading Companies & Distributors	64,589	50,271	—	114,860
Transportation Infrastructure	—	56,105	—	56,105
Wireless Telecommunication Services	—	86,525	—	86,525
All Other Common Stocks(a)	15,055,452	—	—	15,055,452

Total Common Stocks	30,724,529	7,288,259	—	38,012,788

Bonds and Notes(a)	—	33,394,852	—	33,394,852
Exchange-Traded Funds	4,374,100	—	—	4,374,100
Senior Loans(a)	—	2,084,272	—	2,084,272
Preferred Stocks(a)	606,655	—	—	606,655
Short-Term Investments	—	7,827,130	—	7,827,130

Total	$35,705,284	$50,594,513	$—	$86,299,797

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  90

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2019:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$574	$—	$55	$122	$—
Home Construction	12	(16,439)	—	16,427	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	9,014	—
Loan Participations
ABS Other	425,679	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Midstream	58,567	—	—	(382,196)	—
Other Investments
Aircraft ABS	865,625	—	—	(1,625)	—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	(122)	(521,755)	574,181

Total	$1,350,457	$(16,439)	$(67)	$(880,013)	$574,181

91  |

Notes to Financial Statements (continued)

December 31, 2019

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(751)	$—	$—	$—		$—
Home Construction	—	—	—	—	(a)	—
Non-Agency Commercial Mortgage-Backed Securities	—	316,421	—	325,435		9,014
Loan Participations
ABS Other	—	—	(425,679)	—		—
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	519,979	—	196,350		(382,196)
Other Investments
Aircraft ABS	—	—	—	864,000		(1,625)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	52,304		(521,755)

Total	$(751)	$836,400	$(425,679)	$1,438,089		$(896,562)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $316,421 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

|  92

Notes to Financial Statements (continued)

December 31, 2019

A debt security valued at $425,679 was transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Preferred stocks valued at $519,979 were transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$57,551,934	$—	$—	$—	$—
ABS Student Loan	4,259,110	—	—	—	—
Airlines	1,202,015	—	—	—	—
Metals & Mining	845	(8,513)	(1,663,073)	1,670,741	—
Preferred Stocks
Independent Energy	—	—	(94,793)	(1,325,403)	—

Total	$63,013,904	$(8,513)	$(1,757,866)	$345,338	$—

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Notes to Financial Statements (continued)

December 31, 2019

Investment Grade Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$(57,551,934)	$—	$—
ABS Student Loan	—	—	(4,259,110)	—	—
Airlines	—	—	(1,202,015)	—	—
Metals & Mining	—	—	—	—	—
Preferred Stocks
Independent Energy	(91,073)	2,232,448	—	721,179	(1,325,403)

Total	$(91,073)	$2,232,448	$(63,013,059)	$721,179	$(1,325,403)

Debt securities valued at $47,877,340 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities. At December 31, 2019 these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $15,135,719 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $2,232,448 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

|  94

Notes to Financial Statements (continued)

December 31, 2019

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2019, the Funds engaged in forward foreign currency transactions for hedging purposes and to gain investment exposure.

Transactions in derivative instruments for High Income Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(44,094)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$44,094

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(670,701)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$670,701

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(5,147)

95  |

Notes to Financial Statements (continued)

December 31, 2019

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.48%
Highest Notional Amount Outstanding	3.29%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Investment Grade Bond Fund	Forwards
Average Notional Amount Outstanding	0.16%
Highest Notional Amount Outstanding	1.09%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Multi-Asset Income Fund	Forwards
Average Notional Amount Outstanding	0.07%
Highest Notional Amount Outstanding	0.87%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$3,705,584	$2,989,526	$68,037,667	$63,686,186
Investment Grade Bond Fund	943,732,762	272,410,181	1,963,530,750	2,003,034,970
Multi-Asset Income Fund	43,464,668	44,988,414	243,108,075	287,701,022

|  96

Notes to Financial Statements (continued)

December 31, 2019

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to High Income Fund and Investment Grade Bond Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $15 billion	Over $15 billion
High Income Fund	0.60%	0.60%
Investment Grade Bond Fund	0.40%	0.38%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Multi-Asset Income Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis.

Under the terms of the management agreement, Multi-Asset Income Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%

Natixis Advisors has entered into a subadvisory agreement for the Fund with Loomis Sayles. Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%

Payments to Natixis Advisors are reduced by the amounts of payments to Loomis Sayles, as calculated based on the table above.

97  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020 for Multi-Asset Income Fund and are in effect until April 30, 2021 for High Income Fund and Investment Grade Bond Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—%
Investment Grade Bond Fund	0.76%	1.51%	0.46%	0.51%	1.01%
Multi-Asset Income Fund	0.95%	1.70%	0.65%	0.70%	—%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements are as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.05%	1.80%	0.75%	0.80%	—%
Investment Grade Bond Fund	0.78%	1.53%	0.48%	0.53%	1.03%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  98

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$881,481	$222,936	$658,545	0.60%	0.45%
Investment Grade Bond Fund	22,174,684	1,562,210	20,612,474	0.40%	0.37%
Multi-Asset Income Fund	595,472	188,849	406,623	0.55%	0.38%

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2020.

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

99  |

Notes to Financial Statements (continued)

December 31, 2019

Under the Admin Class Plan, Investment Grade Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$57,435	$11,672	$—	$35,016	$—
Investment Grade Bond Fund	1,889,585	692,224	288,773	2,076,670	288,773
Multi-Asset Income Fund	100,831	53,347	—	160,042	—

c.   Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next

|  100

Notes to Financial Statements (continued)

December 31, 2019

$30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
High Income Fund	$64,514	$763	$63,751
Investment Grade Bond Fund	2,440,159	28,768	2,411,391
Multi-Asset Income Fund	47,707	600	47,107

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$139,162
Investment Grade Bond Fund	3,460,985
Multi-Asset Income Fund	60,028

101  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$1,772
Investment Grade Bond Fund	41,954
Multi-Asset Income Fund	583

Sub-transfer agent fees attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 were as follows:

Fund	Commissions
High Income Fund	$2,107
Investment Grade Bond Fund	33,030
Multi-Asset Income Fund	6,160

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

December 31, 2019

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund and Multi-Asset Income Fund representing 0.11% and 0.53%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Multi-Asset Income Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agent Fees and Expenses
Fund	Class N
High Income Fund	$834
Multi-Asset Income Fund	835

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Notes to Financial Statements (continued)

December 31, 2019

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$27,380	$5,602	$834	$127,381	$—
Investment Grade Bond Fund	653,750	240,470	5,494	2,673,316	99,963
Multi-Asset Income Fund	28,559	14,801	835	31,598	—

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding.

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Notes to Financial Statements (continued)

December 31, 2019

Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	13.46%
Investment Grade Bond Fund	1	19.51%
Multi-Asset Income Fund	1	12.54%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

105  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,181,562	$4,961,757	318,942	$1,321,333
Issued in connection with the reinvestment of distributions	224,427	943,693	84,926	349,137
Redeemed	(1,744,701)	(7,332,092)	(764,361)	(3,151,340)

Net change	(338,712)	$(1,426,642)	(360,493)	$(1,480,870)

Class C
Issued from the sale of shares	104,622	$442,064	42,068	$171,916
Issued in connection with the reinvestment of distributions	40,123	169,298	16,483	68,043
Redeemed	(582,159)	(2,454,372)	(186,823)	(777,538)

Net change	(437,414)	$(1,843,010)	(128,272)	$(537,579)

Class N
Issued from the sale of shares	347,075	$1,464,639	169,687	$691,887
Issued in connection with the reinvestment of distributions	144,891	609,528	43,495	178,710
Redeemed	(290,834)	(1,225,972)	(33,788)	(139,949)

Net change	201,132	$848,195	179,394	$730,648

Class Y
Issued from the sale of shares	5,715,875	$23,998,846	2,504,282	$10,312,064
Issued in connection with the reinvestment of distributions	1,050,566	4,412,148	433,237	1,776,880
Redeemed	(5,779,231)	(24,250,953)	(8,528,009)	(34,312,719)

Net change	987,210	$4,160,041	(5,590,490)	$(22,223,775)

Increase (decrease) from capital share transactions	412,216	$1,738,584	(5,899,861)	$(23,511,576)

(a)	For the period October 1, 2018 through December 31, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2018
High Income Fund	Shares	Amount
Class A
Issued from the sale of shares	1,898,245	$8,166,854
Issued in connection with the reinvestment of distributions	243,140	1,040,786
Redeemed	(3,771,177)	(16,210,208)

Net change	(1,629,792)	$(7,002,568)

Class C
Issued from the sale of shares	122,450	$527,966
Issued in connection with the reinvestment of distributions	61,116	262,711
Redeemed	(1,279,539)	(5,486,771)

Net change	(1,095,973)	$(4,696,094)

Class N
Issued from the sale of shares	2,698,050	$11,518,120
Issued in connection with the reinvestment of distributions	61,394	259,688
Redeemed	(325,438)	(1,383,775)

Net change	2,434,006	$10,394,033

Class Y
Issued from the sale of shares	9,865,696	$42,237,402
Issued in connection with the reinvestment of distributions	1,120,509	4,782,844
Redeemed	(11,587,593)	(49,564,049)

Net change	(601,388)	$(2,543,803)

Increase (decrease) from capital share transactions	(893,147)	$(3,848,432)

107  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,746,077	$242,390,732	6,491,737	$70,239,572
Issued in connection with the reinvestment of distributions	1,759,350	19,703,186	692,485	7,466,489
Redeemed	(22,252,474)	(248,006,281)	(11,048,598)	(119,531,449)

Net change	1,252,953	$14,087,637	(3,864,376)	$(41,825,388)

Class C
Issued from the sale of shares	1,602,835	$17,702,080	945,273	$10,091,858
Issued in connection with the reinvestment of distributions	469,346	5,182,790	284,418	3,032,080
Redeemed	(18,184,031)	(200,209,503)	(4,883,774)	(52,357,128)

Net change	(16,111,850)	$(177,324,633)	(3,654,083)	$(39,233,190)

Class N
Issued from the sale of shares	30,937,052	$345,100,891	7,202,004	$78,146,326
Issued in connection with the reinvestment of distributions	4,168,997	46,698,958	1,542,978	16,637,378
Redeemed	(27,365,168)	(305,705,875)	(9,753,310)	(105,566,599)

Net change	7,740,881	$86,093,974	(1,008,328)	$(10,782,895)

Class Y
Issued from the sale of shares	75,690,305	$842,848,095	26,286,587	$284,802,649
Issued in connection with the reinvestment of distributions	8,703,543	97,536,256	3,150,471	33,984,081
Redeemed	(79,477,156)	(888,490,131)	(32,471,159)	(351,840,854)

Net change	4,916,692	$51,894,220	(3,034,101)	$(33,054,124)

Admin Class
Issued from the sale of shares	1,693,129	$18,816,328	286,732	$3,102,815
Issued in connection with the reinvestment of distributions	297,880	3,326,874	117,845	1,266,981
Redeemed	(2,538,140)	(28,454,222)	(521,944)	(5,641,958)

Net change	(547,131)	$(6,311,020)	(117,367)	$(1,272,162)

Decrease from capital share transactions	(2,748,455)	$(31,559,822)	(11,678,255)	$(126,167,759)

(a)	For the period October 1, 2018 through December 31, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2018
Investment Grade Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	26,350,729	$290,166,021
Issued in connection with the reinvestment of distributions	1,939,385	21,405,938
Redeemed	(37,379,900)	(411,498,034)

Net change	(9,089,786)	$(99,926,075)

Class C
Issued from the sale of shares	2,011,124	$22,000,351
Issued in connection with the reinvestment of distributions	1,080,461	11,807,321
Redeemed	(26,695,866)	(290,792,159)

Net change	(23,604,281)	$(256,984,487)

Class N
Issued from the sale of shares	47,337,549	$520,862,751
Issued in connection with the reinvestment of distributions	3,799,061	41,897,623
Redeemed	(43,651,422)	(478,691,782)

Net change	7,485,188	$84,068,592

Class Y
Issued from the sale of shares	83,609,222	$923,226,055
Issued in connection with the reinvestment of distributions	8,916,183	98,436,771
Redeemed	(124,671,025)	(1,373,103,002)

Net change	(32,145,620)	$(351,440,176)

Admin Class
Issued from the sale of shares	9,244,822	$100,929,159
Issued in connection with the reinvestment of distributions	37,178	408,621
Redeemed	(1,018,175)	(11,215,394)

Net change	8,263,825	$90,122,386

Increase (decrease) from capital share transactions	(49,090,674)	$(534,159,760)

109  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	443,182	$5,566,407	1,636,199	$21,887,217
Issued in connection with the reinvestment of distributions	97,878	1,223,830	246,032	3,167,673
Redeemed	(2,674,820)	(33,490,367)	(1,495,395)	(19,584,653)

Net change	(2,133,760)	$(26,700,130)	386,836	$5,470,237

Class C
Issued from the sale of shares	126,997	$1,590,185	610,774	$8,033,966
Issued in connection with the reinvestment of distributions	34,171	425,455	102,629	1,321,750
Redeemed	(930,886)	(11,679,177)	(1,326,399)	(17,492,118)

Net change	(769,718)	$(9,663,537)	(612,996)	$(8,136,402)

Class N
Issued from the sale of shares	12,277	$154,650	—	$—
Issued in connection with the reinvestment of distributions	196	2,469	184	2,352
Redeemed	(1)	(12)	—	—

Net change	12,472	$157,107	184	$2,352

Class Y
Issued from the sale of shares	1,737,754	$21,459,332	1,950,280	$25,895,828
Issued in connection with the reinvestment of distributions	106,224	1,325,157	213,365	2,746,556
Redeemed	(2,509,023)	(31,504,338)	(2,215,349)	(28,814,661)

Net change	(665,045)	$(8,719,849)	(51,704)	$(172,277)

Decrease from capital share transactions	(3,556,051)	$(44,926,409)	(277,680)	$(2,836,090)

12.  Subsequent Event.  On December 4, 2019, the Board of Trustees approved a plan to liquidate the Multi-Asset Income Fund. Such liquidation took place on February 3, 2020.

|  110

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Multi-Asset Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund (two of the funds constituting Loomis Sayles Funds II), and Loomis Sayles Multi-Asset Income Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated therein, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets
Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund	For the year ended December 31, 2019	For the year ended December 31, 2019, period October 1, 2018 through December 31, 2018, and year ended September 31, 2018
Loomis Sayles Multi-Asset Income Fund	For the year ended December 31, 2019	For the two years ended December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

111  |

Report of Independent Registered Public

Accounting Firm

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  112

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	0.95%
Investment Grade Bond Fund	0.21%
Multi-Asset Income Fund	28.39%

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	2.36%
Investment Grade Bond Fund	0.61%
Multi-Asset Income Fund	29.94%

113  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

|  120

Trustee and Officer Information

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

121  |

Annual Report

December 31, 2019

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand	Class A MGGAX

Charles Portier	Class N MGGNX

Mirova US LLC	Class Y MGGYX
(formerly, a division within Ostrum Asset Management U.S., LLC)

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

The year was characterized by massive net inflows to the green bond market (a 10-year record of €130 billion in euro investment grade credit) underpinning a huge technical backdrop. Accommodative central banks (three cuts at the US Federal Reserve, one at the European Central Bank) and lingering risk-off phases made the duration a major source of performance and outperformance in 2019. Credit posted stellar performances in 2019 across the board. The largest contributors in Investment Grade indices were subordinated financials, telecoms and industrials; the worst performers were energy, technology and consumer staples. The geopolitical situation was on a roller-coaster ride in 2019: First half credit spreads declined sharply, and went down by 38 basis points, and another 22 basis points in first half of 2019. Fortunately, at the end of December, many of the geopolitical woes vanished despite the headline risks they wrought. The US-China Phase-One Deal, pertaining to intellectual property and currency fixing, almost came to be at the end of the year; Italy’s budget was passed at the eleventh hour; and in the UK Boris Johnson overthrew his opponents, winning an absolute majority at the general election for his party, which is a positive development.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Mirova Global Green Bond Fund returned 9.38% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays MSCI Green Bond Index, which returned 9.65%.

Explanation of Fund Performance

Allocation had a positive impact on the portfolio due to the long position on corporates. Issue selection was also positive within the corporate and government-related sectors. Duration and yield curve positioning (flattening) had a positive impact. Foreign currency hedges detracted from results due to our long exposure to euro currency issuers.

From issue selection, top contributors were: EDF — indications of a potential spinoff of its nuclear activity from the renewable activities were seen as a positive for the credit profile in the long run. Energia de Portugal — this subordinated high yield issue outperformed and we have seen an improvement in its business model over the past few years. Iberdrola outperformed in line with all peripheral debts and the issue was a hybrid subordinated debt, which benefited from the quest for yield.

1  |

The most significant detractors: DTE Electric suffered from a combination of an earnings miss and growing diversification toward non-utility businesses — theoretically a slightly riskier business mix, plus the rating cut from Moody’s after its acquisition of Haynesville. Anglian Water was down slightly due to the UK situation and also was too defensive in the risk-on environment that prevailed during the period. Mizuho also lagged as a low beta issue in the risk-on environment, especially after a spectacular rally the previous year.

Outlook

The agreement between the US and China, the so-called phase-one deal, was signed in mid-January 2020. Geopolitical risks softened, so they might weigh to a lesser extent than last year. These include pressure from Salvini’s euro-skeptical party in Italy to overthrow the market-friendly coalition in place (EU-friendly as well), conflicts with Iran or North Korea, and interventions in Libya, to name just a few. In any case, we think central banks will play their role of last-resort buyers for the foreseeable future.

The global economy seems better off than it was one year ago, despite the remaining hurdles such as the ongoing discussions about patent property rights within the EU, the GAFA (Google, Apple, Facebook, and Amazon) tax and, above all, the situation in Italy, which may still fuel volatility in the coming months. The US might exhibit better macro-economic factors than Europe, which regularly records lackluster figures (like the Purchasing Manager’s Index, GDP growth, etc.). China will still demonstrate signs of economic weakness due to lagging effects of the trade war, despite the preliminary deal with the US. Further accommodative measures (like rate cuts) are a possibility, albeit not under normal circumstances. If needed for some unexpected reasons, we do not rule out rate cuts in the US or EU.

The first half of 2020 seems better suited for performance of credit than the second half in our view. Technicals should be strong, owing to lower net supply than last year, resumption of quantitative easing, large repurchase in January, and substantial amounts of cash from net inflows in 2019 to be reinvested. The accommodative measures’ effects will take shape during the first half, less so during the second half.

Given the context, we reckon that:

•

Policymakers are allegedly exploring budget stimulus in Europe. The Netherlands, Germany (€50 billion) and even Italy are devising spending plans. The UK passed a law to back a spending round of £14 billion. Fiscal stimuli, some green, others not, are the last aces up government’s sleeves and could constitute a tipping point after a decade-long reliance on monetary accommodative measures.

•	Economic weakness in 2020 could be reflected from time to time in leading indicators

•	Central banks can be accommodative if need be.

Lastly, corporate bonds have continued to offer value, especially after the European Central Bank’s announcement of a potential purchase program. Credit can still outperform another semester. We lifted weights of cyclical within the Fund to gradually turn neutral versus index. We will adopt a wait-and-see attitude toward Italian securities.

|  2

MIROVA GLOBAL GREEN BOND FUND

Volatility will likely remain high, which will enable the Fund to continue searching for value in certain assets that exhibit a potential of outperformance in the long run.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2019

3  |

Average Annual Total Returns — December 31, 20192

			Expense Ratios[3]
	1 Year	Life of Fund	Gross	Net

Class Y (Inception 2/28/17)
NAV	9.38%	4.13%	1.39%	0.71%

Class A (Inception 2/28/17)
NAV	9.16	3.90	1.75	0.96
With 4.25% Maximum Sales Charge	4.53	2.33

Class N (Inception 2/28/17)
NAV	9.52	4.23	1.12	0.66

Comparative Performance
Bloomberg Barclays MSCI Green Bond Index[1]	9.65	5.13

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The Bloomberg Barclays MSCI Green Bond Index provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, CFA®, PhD	Class C ESGCX

Amber Fairbanks, CFA®	Class N ESGNX

Mirova US LLC	Class Y ESGYX
(formerly, a division within Ostrum Asset Management U.S., LLC)

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Global equity market performance was very strong in 2019, due largely to better-than-expected earnings growth, continued accommodative monetary policy, and the absence of real negative news. Throughout the year, the decreasing probability of a disorderly Brexit and severe trade war between the US and China energized the market and boosted valuations.

While overall momentum has been positive, there were some market pullbacks, especially in May and August, mainly driven by trade war fears. However, these ultimately proved to be short-term volatility, which created opportunities to initiate new positions and add to existing holdings.

Performance Results

For the 12 months ended December 31, 2019, Class Y Shares of the Mirova Global Sustainable Equity Fund returned 32.99% at net asset value. The Fund outperformed its benchmark, the MSCI World Index (Net), which returned 27.67% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund’s outperformance was mainly driven by stock selection with sector allocation of the strategy also contributing positively, albeit less pronounced. The Energy sector was by far the worst performing sector in the market and the Fund’s lack of exposure was a positive contributor to performance. As the transition towards low-carbon energy sources continues to occur, the renewable energy companies held in the portfolio (Ørsted, Vestas, and NextEra) all outperformed significantly. On the other side of the spectrum, the IT sector was the best performing sector in the market; this sector represents the highest weighted sector in the Fund with top performing stocks in the portfolio (ASML, MasterCard, TSMC) also contributing positively to outperformance. The high relative allocation we have in the Health Care sector, which underperformed the market, detracted slightly from performance; however, positive stock selection in this sector more than offset the negative allocation effect.

5  |

The biggest contributors throughout the year included MasterCard, which reported persistent, strong double-digit growth; Microsoft with strong growth driven by its cloud computing business; and Thermo Fisher Scientific, which had strong high single-digit organic growth. The biggest detractors on the year were International Flavors & Fragrances (“IFF”), which published disappointing results and poorly executed the acquisition of Frutarom; Unilever with organic sales growth lower than expected and below its range of 3%-5%; and BYD Company, which had lower earnings due to a challenging market and lower subsidies on enterprise values. IFF and BYD were sold outright from the portfolio on weakened fundamentals.

Overall, the portfolio’s composition did not change significantly throughout the year. While the market exhibited a short-lived rotation towards value stocks during August and September, its bias towards high-quality and growth stocks has also contributed positively towards the absolute and relative performance for the year.

Outlook

Our view for 2020 is that if the geopolitical atmosphere stabilizes and there are no major catastrophes, the market should offer mid-single-digit returns in line with earnings growth.

Concerns about the US and China trade war may remain an overhang on stock markets. President Trump will need to walk a fine line between saving face and harming his voter base in an election year, and that uncertainty could affect investor risk appetite. We expect a reasonably orderly Brexit, as does, seemingly, everyone else; investors thus far appear mostly unconcerned about the UK’s departure from the European Union. Central banks have been and will continue to be accommodative, we believe, in 2020 though concerns remain about their ability to continue to expand their own balance sheets and drive economic expansion. In the US, the economic environment appears stable with continued low-single-digit GDP growth and low unemployment likely to continue in 2020, leading to mid-single-digit growth for sales and earnings. Outside of the US, Europe appears to be stabilizing and may produce stronger economic data in the next several quarters. We think that valuations are reasonable, particularly compared to bonds, and more attractive in Europe and Asia than the US currently. We do not expect further significant valuation expansion, but could see periods of valuation contraction if trade war-related economic risks intensify.

|  6

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of Assets
1	Microsoft Corp.	5.13%
2	MasterCard, Inc., Class A	5.03
3	Thermo Fisher Scientific, Inc.	4.75
4	Danaher Corp.	4.23
5	Ecolab, Inc.	3.57
6	Eaton Corp. PLC	3.56
7	Symrise AG	3.49
8	Novo Nordisk AS, Class B	3.48
9	Visa, Inc., Class A	3.40
10	eBay, Inc.	3.34

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

7  |

Average Annual Total Returns — December 31, 20193

				Expense Ratios[4]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 3/31/16)		Class Y/A/C	Class N
NAV	32.99%	13.67%	—%	1.14%	0.95%

Class A (Inception 3/31/16)
NAV	32.63	13.40	—	1.38	1.20
With 5.75% Maximum Sales Charge	24.99	11.62	—

Class C (Inception 3/31/16)
NAV	31.66	12.56	—	2.13	1.95
With CDSC[1]	30.66	12.56	—

Class N (Inception 5/1/17)
NAV	33.05	—	14.40	1.07	0.92

Comparative Performance
MSCI World Index (Net)[2]	27.67	12.15	10.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, CFA® PhD	Class N MRVNX

Amber Fairbanks, CFA®	Class Y MRVYX

Mirova US LLC (formerly, a division within Ostrum Asset Management U.S., LLC)

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

International equity performance was very strong in 2019, due largely to better-than-expected earnings growth, continued accommodative monetary policy, and the absence of real negative news. Throughout the year, the decreasing probability of a disorderly Brexit and severe trade war between the US and China energized the market and boosted valuations.

While overall momentum has been positive, there were some market pullbacks, especially in May and August, mainly driven by trade war fears. However, these ultimately proved to be short-term volatility, which created opportunities to initiate new positions and add to existing holdings.

Performance Results

For the 12 months ended December 31, 2019, Class Y Shares of the Mirova International Sustainable Equity Fund returned 26.46% at net asset value. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.01% over the same period.

Explanation of Fund Performance

The Fund’s outperformance was mainly driven by stock selection with sector allocation of the strategy also contributing positively, albeit less pronounced. Energy was by far the worst performing sector in the market and the Fund’s lack of exposure was a positive contributor to performance. As the transition towards low-carbon energy sources continues to occur, the renewable energy companies held in the portfolio — Ørsted and Vestas — both outperformed significantly. At the other end of the spectrum, Information Technology was the best performing sector in the market. IT represents the highest weighted sector in the Fund with the three best performing stocks in the fund — ASML, Taiwan Semiconductor (“TSMC”) and Halma — contributing positively to outperformance. The high relative allocation we have in the Health Care sector, which underperformed the market, detracted from performance.

The top contributors throughout the year included three Information Technology names: TSMC, which benefited from the continuing improvement of the global semiconductor industry; ASML Holding, also a beneficiary of improving semiconductor fundamentals;

9  |

and Halma for its solid execution on its earnings-compounding model. The biggest detractors on the year were Kubota with weak sales and disappointing earnings reports; Chr. Hansen Holding, which reduced its revenue growth guidance on weaker demand; and BYD Company, which had lower earnings due to a challenging market and lower subsidies from the Chinese government for short-range enterprise values.

Overall, the portfolio’s composition did not change significantly throughout the year. While the market exhibited a short-lived rotation towards value stocks during August and September, the portfolio’s bias towards high-quality and growth stocks has also contributed positively towards the absolute and relative performance for the year.

Outlook

Our view for 2020 is that, if the geopolitical atmosphere stabilizes and there are no major catastrophes, the market should offer mid-single-digit returns in line with earnings growth.

Concerns about the US and China trade war may remain an overhang on stock markets. President Trump will need to walk a fine line between saving face and harming his voter base in an election year, and that uncertainty could affect investor risk appetite. We expect a reasonably orderly Brexit, as does, seemingly, everyone else; investors thus far appear mostly unconcerned about the UK’s departure from the European Union. Central banks have been and will continue to be accommodative, we believe, in 2020 though concerns remain about their ability to continue to expand their own balance sheets and drive economic expansion. In the US, the economic environment appears stable with continued low-single-digit GDP growth and low unemployment likely to continue in 2020 leading to low- to mid-single-digit growth for sales and earnings. Outside of the US, Europe appears to be stabilizing and may produce stronger economic data in the next several quarters. We think that valuations are reasonable, particularly compared to bonds, and more attractive in Europe and Asia than the US currently. We do not expect further significant valuation expansion, but could see periods of valuation contraction if trade war-related economic risks intensify.

|  10

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares2

December 28, 2018 (inception) through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of Assets
1	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.71%
2	KBC Group NV	3.99
3	AIA Group Ltd.	3.79
4	Orsted AS	3.77
5	Legal & General Group PLC	3.63
6	Vestas Wind Systems AS	3.48
7	SAP SE	3.44
8	ASML Holding NV	3.42
9	Novo Nordisk AS, Class B	3.32
10	Danone S.A.	2.99

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

11  |

Average Annual Total Returns — December 31, 20192

			Expense Ratios[3]
	1 Year[4]	Life of Fund	Gross	Net

Class Y (Inception 12/28/18)
NAV	26.46%	26.34%	1.74%	0.95%

Class A (Inception 12/28/18)
NAV	26.22	26.11	1.99	1.20
With 5.75% Maximum Sales Charge	18.97	18.92

Class N (Inception 12/28/18)
NAV	26.57	26.45	1.64	0.90

Comparative Performance
MSCI EAFE Index (Net)[1]	22.01	22.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,015.10	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89
Class N
Actual	$1,000.00	$1,017.20	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual	$1,000.00	$1,016.00	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.96%, 0.66% and 0.71% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  14

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,091.80	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,088.20	$10.26
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,093.60	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,093.20	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,099.30	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Class N
Actual	$1,000.00	$1,100.30	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Class Y
Actual	$1,000.00	$1,099.40	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.21%, 0.92% and 0.96% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

15  |

Portfolio of Investments – as of December 31, 2019

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 93.1% of Net Assets
	Australia — 0.9%
300,000	Westpac Banking Corp., EMTN, 0.625%, 11/22/2024, (EUR)(a)	$342,736

	Austria — 0.7%
200,000	Verbund AG, 1.500%, 11/20/2024, (EUR)(a)	239,067

	Belgium — 1.9%
400,000	KBC Group NV, EMTN, 0.875%, 6/27/2023, (EUR)(a)	460,615
200,000	Kingdom of Belgium, Series 86, 1.250%, 4/22/2033, (EUR)(a)	251,277

		711,892

	Brazil — 2.0%
300,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 5/09/2024(a)	318,378
400,000	Fibria Overseas Finance Ltd., 5.500%, 1/17/2027(a)	437,504

		755,882

	Canada — 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	771,160
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	39,585

		810,745

	Denmark — 2.0%
600,000	Orsted AS, 1.500%, 11/26/2029, (EUR)(a)	732,041

	Finland — 1.6%
600,000	Municipality Finance PLC, 1.375%, 9/21/2021(a)	596,465

	France — 17.3%
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	452,090
400,000	Covivio, 1.875%, 5/20/2026, (EUR)(a)	483,030
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	849,226
200,000	Electricite de France S.A., EMTN, 1.000%, 10/13/2026, (EUR)(a)	234,458
2,050,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	2,782,561
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	711,281
200,000	SNCF Reseau, EMTN, 1.000%, 11/09/2031, (EUR)(a)	236,595
400,000	SNCF Reseau, EMTN, 1.875%, 3/30/2034, (EUR)(a)	520,891
100,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	128,431

		6,398,563

	Germany — 3.4%
500,000	Berlin Hyp AG, EMTN, 0.500%, 9/26/2023, (EUR)(a)	568,319
400,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	431,316
370,000	Kreditanstalt fuer Wiederaufbau, MTN, 2.400%, 7/02/2020, (AUD)(a)	261,360

		1,260,995

	India — 1.7%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	623,826

	Indonesia — 1.4%
500,000	Republic of Indonesia, 3.750%, 3/01/2023(a)	519,800

	Italy — 8.1%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	457,391
300,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	349,343

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2019

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
300,000	Ferrovie dello Stato Italiane SpA, EMTN, 0.875%, 12/07/2023, (EUR)(a)	$343,087
500,000	Ferrovie dello Stato Italiane SpA, EMTN, 1.125%, 7/09/2026, (EUR)(a)	573,147
300,000	Intesa Sanpaolo SpA, EMTN, 0.875%, 6/27/2022, (EUR)(a)	342,072
800,000	Unione di Banche Italiane SpA, EMTN, 1.500%, 4/10/2024, (EUR)(a)	916,570

		2,981,610

	Japan — 3.4%
700,000	Mizuho Financial Group, Inc., EMTN, 0.956%, 10/16/2024, (EUR)(a)	808,231
400,000	Sumitomo Mitsui Financial Group, Inc., EMTN, 0.934%, 10/11/2024, (EUR)(a)	460,466

		1,268,697

	Korea — 1.7%
400,000	Hyundai Capital Services, Inc., EMTN, 2.875%, 3/16/2021(a)	402,031
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	210,029

		612,060

	Lithuania — 2.9%
500,000	Lietuvos Energija UAB, EMTN, 1.875%, 7/10/2028, (EUR)(a)	599,253
400,000	Lietuvos Energija UAB, EMTN, 2.000%, 7/14/2027, (EUR)(a)	484,933

		1,084,186

	Mexico — 0.5%
200,000	Nacional Financiera SNC, 3.375%, 11/05/2020(a)	200,890

	Netherlands — 6.5%
200,000	Nederlandse Waterschapsbank NV, EMTN, 2.375%, 3/24/2026(a)	204,768
500,000	Royal Schiphol Group NV, EMTN, 1.500%, 11/05/2030, (EUR)(a)	613,441
300,000	TenneT Holding BV, (fixed rate to 3/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	360,066
300,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	351,961
300,000	TenneT Holding BV, EMTN, 1.375%, 6/26/2029, (EUR)(a)	362,157
200,000	TenneT Holding BV, EMTN, 1.750%, 6/04/2027, (EUR)(a)	247,695
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	254,933

		2,395,021

	Norway — 1.4%
500,000	Kommunalbanken AS, EMTN, 1.375%, 10/26/2020(a)	498,358

	Portugal — 2.7%
500,000	EDP - Energias de Portugal S.A., (fixed rate to 1/30/2024, variable rate thereafter), 4.496%, 4/30/2079, (EUR)(a)	626,750
300,000	EDP Finance BV, EMTN, 1.875%, 10/13/2025, (EUR)(a)	363,800

		990,550

	Spain — 5.4%
300,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	355,449
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	461,692
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	576,310
500,000	Iberdrola International BV, EMTN, 1.125%, 4/21/2026, (EUR)(a)	590,036

		1,983,487

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — 5.8%
$100,000	Asian Development Bank, GMTN, 2.375%, 8/10/2027(a)	$102,984
600,000	European Investment Bank, 2.375%, 5/24/2027(a)	619,245
700,000	European Investment Bank, 2.500%, 10/15/2024(a)	723,723
200,000	International Bank for Reconstruction & Development, Series GDIF, 2.125%, 3/03/2025(a)	203,434
500,000	International Finance Corp., GMTN, 2.125%, 4/07/2026(a)	506,210

		2,155,596

	Sweden — 1.6%
600,000	Svensk Exportkredit AB, GMTN, 1.875%, 6/23/2020(a)	600,247

	United Kingdom — 5.7%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	665,502
200,000	SSE PLC, EMTN, 0.875%, 9/06/2025, (EUR)(a)	230,170
200,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	237,024
600,000	Standard Chartered PLC, (fixed rate to 7/02/2026, variable rate thereafter), EMTN, 0.900%, 7/02/2027, (EUR)(a)	680,632
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	277,204

		2,090,532

	United States — 12.3%
300,000	Apple, Inc., 2.850%, 2/23/2023(a)	308,579
900,000	Apple, Inc., 3.000%, 6/20/2027(a)	943,488
600,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022(a)	612,055
200,000	Citigroup, Inc., EMTN, 0.500%, 1/29/2022, (EUR)(a)	226,843
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	487,824
600,000	Digital Realty Trust LP, 3.950%, 7/01/2022(a)	624,782
200,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	232,208
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	121,696
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	433,925
500,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	551,557

		4,542,957

	Total Bonds and Notes (Identified Cost $33,103,395)	34,396,203

Short-Term Investments — 3.4%
1,247,298	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $1,247,361 on 1/02/2020 collateralized by $1,215,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $1,276,008 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,247,298)	1,247,298

	Total Investments — 96.5% (Identified Cost $34,350,693)	35,643,501
	Other assets less liabilities — 3.5%	1,287,808

	Net Assets — 100.0%	$36,931,309

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Mirova Global Green Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $2,782,561 or 7.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2019, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/20/2020	5	$799,063	$779,531	$(19,532)
Euro-Buxl® 30 Year Bond	3/06/2020	3	694,153	667,569	(26,584)
German Euro Bund	3/06/2020	13	2,523,286	2,486,102	(37,184)
Ultra Long U.S. Treasury Bond	3/20/2020	5	932,929	908,281	(24,648)

Total					$(107,948)

At December 31, 2019, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/20/2020	21	$2,718,156	$2,696,859	$21,297
Australian Dollar	3/16/2020	5	342,125	351,900	(9,775)
British Pound	3/16/2020	12	990,150	996,900	(6,750)
Canadian Dollar	3/17/2020	11	829,950	847,935	(17,985)
Euro	3/16/2020	151	21,018,067	21,294,775	(276,708)
UK Long Gilt	3/27/2020	1	176,172	174,026	2,146

Total					$(287,775)

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Mirova Global Green Bond Fund – (continued)

Industry Summary at December 31, 2019

Utility - Electric	20.1%
Bank	16.4
Financial	12.1
Industrial	10.4
Government National	9.6
Supra-National	5.8
Government Agency	5.4
Special Purpose	4.3
Government Regional	4.2
Transportation - Rail	3.3
Telephone	1.5
Short-Term Investments	3.4

Total Investments	96.5
Other assets less liabilities (including futures contracts)	3.5

Net Assets	100.0%

Currency Exposure Summary at December 31, 2019

Euro	57.0%
United States Dollar	34.0
British Pound	2.6
Canadian Dollar	2.2
Australian Dollar	0.7

Total Investments	96.5
Other assets less liabilities (including futures contracts)	3.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 95.4% of Net Assets
	Belgium — 2.1%
41,244	KBC Group NV	$3,109,574

	Denmark — 11.3%
16,961	Chr. Hansen Holding AS	1,348,313
10,170	Coloplast AS, Series B	1,261,701
88,486	Novo Nordisk AS, Class B	5,127,661
46,355	Orsted AS, 144A	4,794,253
41,137	Vestas Wind Systems AS	4,155,101

		16,687,029

	France — 4.9%
29,855	Danone S.A.	2,479,335
18,489	EssilorLuxottica S.A.	2,826,626
55,759	Valeo S.A.	1,976,280

		7,282,241

	Germany — 6.5%
6,017	Allianz SE, (Registered)	1,474,332
26,811	Fresenius SE & Co. KGaA	1,508,748
10,584	SAP SE	1,424,587
48,951	Symrise AG	5,145,184

		9,552,851

	Hong Kong — 2.2%
301,658	AIA Group Ltd.	3,172,827

	Japan — 4.7%
115,000	Sekisui House Ltd.	2,455,807
33,200	Takeda Pharmaceutical Co. Ltd.	1,313,133
88,300	Terumo Corp.	3,132,381

		6,901,321

	Netherlands — 2.7%
3,006	Adyen NV, 144A(a)	2,472,722
5,318	ASML Holding NV	1,574,428

		4,047,150

	Switzerland — 0.9%
2,297	Geberit AG, (Registered)	1,289,263

	Taiwan — 2.5%
62,179	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,612,600

	United Kingdom — 4.3%
554,081	Legal & General Group PLC	2,225,775
95,485	Prudential PLC	1,829,552
38,684	Unilever NV	2,220,101

		6,275,428

	United States — 53.3%
9,470	Adobe, Inc.(a)	3,123,301
3,425	Alphabet, Inc., Class A(a)	4,587,411

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Mirova Global Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	United States — continued
31,721	American Water Works Co., Inc.	$3,896,925
26,967	Aptiv PLC	2,561,056
40,638	Danaher Corp.	6,237,120
55,445	Eaton Corp. PLC	5,251,751
136,184	eBay, Inc.	4,917,604
27,285	Ecolab, Inc.	5,265,732
8,463	Estee Lauder Cos., Inc. (The), Class A	1,747,948
31,310	Gilead Sciences, Inc.	2,034,524
24,817	MasterCard, Inc., Class A	7,410,108
47,946	Microsoft Corp.	7,561,084
9,907	NextEra Energy, Inc.	2,399,079
22,725	Oracle Corp.	1,203,971
13,787	Roper Technologies, Inc.	4,883,769
15,035	Signature Bank	2,053,931
21,531	Thermo Fisher Scientific, Inc.	6,994,776
26,681	Visa, Inc., Class A	5,013,360
13,928	Watts Water Technologies, Inc., Series A	1,389,457

		78,532,907

	Total Common Stocks (Identified Cost $110,787,995)	140,463,191

Principal Amount
Short-Term Investments — 3.0%
$4,430,972	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $4,431,193 on 1/02/2020 collateralized by $4,305,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $4,521,163 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,430,972)	4,430,972

	Total Investments — 98.4% (Identified Cost $115,218,967)	144,894,163
	Other assets less liabilities — 1.6%	2,428,244

	Net Assets — 100.0%	$147,322,407

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $7,266,975 or 4.9% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Mirova Global Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2019

IT Services	10.1%
Software	9.0
Chemicals	8.0
Health Care Equipment & Supplies	7.2
Electrical Equipment	6.4
Insurance	6.0
Electric Utilities	4.8
Life Sciences Tools & Services	4.8
Pharmaceuticals	4.4
Semiconductors & Semiconductor Equipment	3.5
Banks	3.5
Internet & Direct Marketing Retail	3.3
Industrial Conglomerates	3.3
Interactive Media & Services	3.1
Auto Components	3.0
Personal Products	2.7
Water Utilities	2.7
Other Investments, less than 2% each	9.6
Short-Term Investments	3.0

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

Currency Exposure Summary at December 31, 2019

United States Dollar	58.8%
Euro	17.7
Danish Krone	11.3
Japanese Yen	4.7
British Pound	2.8
Hong Kong Dollar	2.2
Swiss Franc	0.9

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 93.9% of Net Assets
	Australia — 2.6%
26,199	Brambles Ltd.	$215,636
72,076	Stockland	233,855

		449,491

	Belgium — 5.4%
9,100	KBC Group NV	686,091
4,788	Umicore S.A.	233,338

		919,429

	Denmark — 12.6%
4,297	Chr. Hansen Holding AS	341,590
9,863	Novo Nordisk AS, Class B	571,549
6,280	Orsted AS, 144A	649,507
5,923	Vestas Wind Systems AS	598,261

		2,160,907

	France — 17.0%
1,740	Air Liquide S.A.	246,681
18,102	Credit Agricole S.A.	263,408
6,203	Danone S.A.	515,134
1,649	Dassault Systemes SE	271,962
2,492	EssilorLuxottica S.A.	380,981
848	L’Oreal S.A.	250,760
1,904	Orpea	244,273
14,669	Suez	222,283
9,644	Valeo S.A.	341,815
2,700	Worldline S.A., 144A(a)	191,405

		2,928,702

	Germany — 7.7%
964	Allianz SE, (Registered)	236,207
3,986	Fresenius SE & Co. KGaA	224,306
4,402	SAP SE	592,501
2,567	Symrise AG	269,814

		1,322,828

	Hong Kong — 3.8%
62,000	AIA Group Ltd.	652,114

	Ireland — 3.8%
6,140	Kingspan Group PLC	375,010
7,311	Smurfit Kappa Group PLC	281,891

		656,901

	Japan — 13.2%
3,400	Kao Corp.	280,415
26,900	Kubota Corp.	422,417
17,500	Sekisui House Ltd.	373,710
800	Shimano, Inc.	129,785
9,000	Takeda Pharmaceutical Co. Ltd.	355,970

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Mirova International Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
11,400	Terumo Corp.	$404,407
3,600	West Japan Railway Co.	311,377

		2,278,081

	Netherlands — 5.0%
339	Adyen NV, 144A(a)	278,860
1,988	ASML Holding NV	588,560

		867,420

	Norway — 0.7%
6,695	Telenor ASA	120,012

	Switzerland — 1.7%
507	Geberit AG, (Registered)	284,570

	Taiwan — 4.7%
13,947	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	810,321

	United Kingdom — 15.7%
4,229	Croda International PLC	287,270
15,106	Halma PLC	423,008
5,442	Johnson Matthey PLC	216,381
25,124	Land Securities Group PLC	329,791
155,379	Legal & General Group PLC	624,166
14,803	Prudential PLC	283,635
1,644	Spirax-Sarco Engineering PLC	193,521
5,990	Unilever NV	343,770

		2,701,542

	Total Common Stocks (Identified Cost $13,260,927)	16,152,318

Principal Amount
Short-Term Investments — 0.6%
$113,256	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $113,262 on 1/02/2020 collateralized by $110,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $115,523 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $113,256)	113,256

	Total Investments — 94.5% (Identified Cost $13,374,183)	16,265,574
	Other assets less liabilities — 5.5%	940,639

	Net Assets — 100.0%	$17,206,213

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Mirova International Sustainable Equity Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $1,119,772 or 6.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2019

Insurance	10.4%
Chemicals	9.4
Semiconductors & Semiconductor Equipment	8.1
Banks	5.5
Pharmaceuticals	5.4
Personal Products	5.1
Software	5.0
Building Products	3.9
Electric Utilities	3.8
Machinery	3.6
Electrical Equipment	3.5
Food Products	3.0
IT Services	2.7
Health Care Providers & Services	2.7
Electronic Equipment, Instruments & Components	2.5
Health Care Equipment & Supplies	2.3
Textiles, Apparel & Luxury Goods	2.2
Household Durables	2.2
Auto Components	2.0
Other Investments, less than 2% each	10.6
Short-Term Investments	0.6

Total Investments	94.5
Other assets less liabilities	5.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Mirova International Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2019

Euro	40.9%
British Pound	13.7
Japanese Yen	13.2
Danish Krone	12.6
United States Dollar	5.3
Hong Kong Dollar	3.8
Australian Dollar	2.6
Other, less than 2% each	2.4

Total Investments	94.5
Other assets less liabilities	5.5

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

This Page Intentionally Left Blank

|  28

Statements of Assets and Liabilities

December 31, 2019

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund
ASSETS
Investments at cost	$34,350,693	$115,218,967	$13,374,183
Net unrealized appreciation	1,292,808	29,675,196	2,891,391

Investments at value	35,643,501	144,894,163	16,265,574
Cash	—	13	—
Due from brokers (including variation margin on futures contracts) (Note 2)	990,360	—	—
Foreign currency at value (identified cost $362,104, $1,699,862 and $742,043, respectively)	354,049	1,722,991	747,051
Receivable for Fund shares sold	180,274	805,265	209,574
Receivable from investment adviser (Note 6)	—	—	5,281
Dividends and interest receivable	232,824	43,188	21,018
Tax reclaims receivable	4,237	92,454	21,337
Unrealized appreciation on futures contracts (Note 2)	23,443	—	—
Prepaid expenses (Note 8)	2	3	1

TOTAL ASSETS	37,428,690	147,558,077	17,269,836

LIABILITIES
Payable for Fund shares redeemed	693	46,471	—
Unrealized depreciation on futures contracts (Note 2)	419,166	—	—
Management fees payable (Note 6)	9,737	86,179	—
Deferred Trustees’ fees (Note 6)	10,471	17,110	4,167
Administrative fees payable (Note 6)	1,377	5,218	623
Payable to distributor (Note 6d)	176	1,233	—
Other accounts payable and accrued expenses	55,761	79,459	58,833

TOTAL LIABILITIES	497,381	235,670	63,623

NET ASSETS	$36,931,309	$147,322,407	$17,206,213

NET ASSETS CONSIST OF:
Paid-in capital	$35,926,305	$116,839,781	$14,279,610
Accumulated earnings	1,005,004	30,482,626	2,926,603

NET ASSETS	$36,931,309	$147,322,407	$17,206,213

See accompanying notes to financial statements.

29  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,549,449	$12,884,430	$4,274

Shares of beneficial interest	246,103	863,340	342

Net asset value and redemption price per share	$10.36	$14.92	$12.51	*

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.82	$15.83	$13.27

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$5,406,343	$—

Shares of beneficial interest	—	371,359	—

Net asset value and offering price per share	$—	$14.56	$—

Class N shares:
Net assets	$27,322,006	$10,999,920	$17,193,418

Shares of beneficial interest	2,630,851	733,898	1,374,147

Net asset value, offering and redemption price per share	$10.39	$14.99	$12.51

Class Y shares:
Net assets	$7,059,854	$118,031,714	$8,521

Shares of beneficial interest	680,511	7,872,271	682

Net asset value, offering and redemption price per share	$10.37	$14.99	$12.50	*

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  30

Statements of Operations

For the Year Ended December 31, 2019

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$—	$1,663,752	$354,756
Interest	589,746	32,293	79
Less net foreign taxes withheld	—	(139,099)	(45,706)

	589,746	1,556,946	309,129

Expenses
Management fees (Note 6)	177,527	861,692	108,299
Service and distribution fees (Note 6)	3,200	58,815	4
Administrative fees (Note 6)	14,205	47,389	5,955
Trustees’ fees and expenses (Note 6)	17,362	20,348	15,800
Transfer agent fees and expenses (Notes 6 and 7)	11,327	78,857	2,674
Audit and tax services fees	42,384	41,995	41,979
Custodian fees and expenses	10,946	20,201	11,664
Interest expense (Note 10)	2,826	5,838	2,633
Legal fees (Note 8)	850	2,778	349
Registration fees	53,770	76,626	56,210
Shareholder reporting expenses	3,624	41,017	7,797
Miscellaneous expenses (Note 8)	23,264	28,691	18,748

Total expenses	361,285	1,284,247	272,112
Less waiver and/or expense reimbursement (Note 6)	(142,850)	(198,421)	(147,637)

Net expenses	218,435	1,085,826	124,475

Net investment income	371,311	471,120	184,654

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	86,497	1,868,058	34,369
Futures contracts	934,579	—	—
Foreign currency transactions (Note 2c)	(21,069)	921	7,604
Net change in unrealized appreciation (depreciation) on:
Investments	1,587,231	27,289,082	2,861,020
Futures contracts	(340,762)	—	—
Foreign currency translations (Note 2c)	9,587	22,251	187

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	2,256,063	29,180,312	2,903,180

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,627,374	$29,651,432	$3,087,834

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets

	Mirova Global Green Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$371,311	$310,130
Net realized gain on investments, futures contracts and foreign currency transactions	1,000,007	1,457,603
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,256,056	(1,486,601)

Net increase in net assets resulting from operations	2,627,374	281,132

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(48,042)	(25,878)
Class N	(686,274)	(914,209)
Class Y	(140,394)	(25,543)

Total distributions	(874,710)	(965,630)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	6,110,172	3,764,971

Net increase in net assets	7,862,836	3,080,473
NET ASSETS
Beginning of the year	29,068,473	25,988,000

End of the year	$36,931,309	$29,068,473

See accompanying notes to financial statements.

|  32

Statements of Changes in Net Assets (continued)

	Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$471,120	$216,571
Net realized gain on investments and foreign currency transactions	1,868,979	3,491,955
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,311,333	(10,610,033)

Net increase (decrease) in net assets resulting from operations	29,651,432	(6,901,507)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(181,226)	(230,293)
Class C	(68,161)	(99,367)
Class N	(139,240)	(102,891)
Class Y	(1,933,861)	(2,994,214)

Total distributions	(2,322,488)	(3,426,765)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	38,380,676	24,155,904

Net increase in net assets	65,709,620	13,827,632
NET ASSETS
Beginning of the year	81,612,787	67,785,155

End of the year	$147,322,407	$81,612,787

See accompanying notes to financial statements.

33  |

Statements of Changes in Net Assets (continued)

	Mirova International Sustainable Equity Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
FROM OPERATIONS:
Net investment income (loss)	$184,654	$(740)
Net realized gain on investments and foreign currency transactions	41,973	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,861,207	35,530

Net increase in net assets resulting from operations	3,087,834	34,790

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12)	—
Class N	(205,624)	—
Class Y	(86)	—

Total distributions	(205,722)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	4,287,311	10,002,000

Net increase in net assets	7,169,423	10,036,790
NET ASSETS
Beginning of the year	10,036,790	—

End of the year	$17,206,213	$10,036,790

(a)	From commencement of operations on December 28, 2018 through December 31, 2018.

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.71		$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.08		0.04
Net realized and unrealized gain (loss)	0.80		(0.02)		0.11

Total from Investment Operations	0.89		0.06		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.31)		(0.19)
Net realized capital gains	(0.14)		—		—

Total Distributions	(0.24)		(0.31)		(0.19)

Net asset value, end of the period	$10.36		$9.71		$9.96

Total return(b)(c)	9.16%		0.64%		1.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,549		$814		$139
Net expenses(e)	0.96	%(f)	0.96	%(g)	0.96	%(h)(i)
Gross expenses	1.56	%(f)	1.75	%(g)	5.23	%(h)(i)
Net investment income	0.86%		0.85%		0.49	%(i)
Portfolio turnover rate	25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.55%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.73		$9.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.11		0.06
Net realized and unrealized gain (loss)	0.80		(0.02)		0.12

Total from Investment Operations	0.92		0.09		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.14)		—		—

Total Distributions	(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.39		$9.73		$9.98

Total return(b)	9.52%		0.93%		1.77	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,322		$27,050		$25,805
Net expenses(d)	0.66	%(e)	0.66	%(f)	0.67	%(g)(h)
Gross expenses	1.08	%(e)	1.12	%(f)	1.11	%(g)(h)
Net investment income	1.17%		1.13%		0.75	%(h)
Portfolio turnover rate	25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.07%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.72		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.12		0.06
Net realized and unrealized gain (loss)	0.80		(0.03)		0.11

Total from Investment Operations	0.91		0.09		0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.14)		—		—

Total Distributions	(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.37		$9.72		$9.97

Total return(b)	9.38%		0.89%		1.66	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,060		$1,205		$43
Net expenses(d)	0.71	%(e)	0.71	%(f)	0.71	%(g)(h)
Gross expenses	1.28	%(e)	1.39	%(f)	3.62	%(g)(h)
Net investment income	1.10%		1.19%		0.71	%(h)
Portfolio turnover rate	25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.27%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$11.45		$12.77		$9.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03		0.00	(b)	(0.04)	0.02
Net realized and unrealized gain (loss)	3.69		(0.84)		3.06	(0.11)

Total from Investment Operations	3.72		(0.84)		3.02	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(b)	(0.03)	(0.00	)(b)
Net realized capital gains	(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.25)		(0.48)		(0.15)	(0.01)

Net asset value, end of the period	$14.92		$11.45		$12.77	$9.90

Total return(c)(d)	32.63%		(6.54)%		30.44%	(0.85	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,884		$6,360		$3,260	$71
Net expenses(f)	1.21	%(g)	1.30	%(h)(i)	1.29%	1.30	%(j)
Gross expenses	1.39	%(g)	1.39	%(i)	1.43%	1.72	%(j)
Net investment income (loss)	0.21%		0.03%		(0.36)%	0.23	%(j)
Portfolio turnover rate	23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.38%.
(h)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(i)	Includes interest expense of less than 0.01%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$11.24		$12.63		$9.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.09)		(0.12)	(0.06)
Net realized and unrealized gain (loss)	3.61		(0.82)		3.02	(0.08)

Total from Investment Operations	3.54		(0.91)		2.90	(0.14)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.22)		(0.48)		(0.12)	(0.01)

Net asset value, end of the period	$14.56		$11.24		$12.63	$9.85

Total return(b)(c)	31.66%		(7.20)%		29.40%	(1.39	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,406		$2,706		$1,164	$52
Net expenses(e)	1.96	%(f)	2.05	%(g)(h)	2.04%	2.05	%(i)
Gross expenses	2.14	%(f)	2.14	%(g)	2.18%	2.20	%(i)
Net investment loss	(0.52)%		(0.72)%		(1.02)%	(0.77	)%(i)
Portfolio turnover rate	23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(g)	Includes interest expense of less than 0.01%.
(h)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.49		$12.81		$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		(0.01)		0.02
Net realized and unrealized gain (loss)	3.72		(0.79)		1.66

Total from Investment Operations	3.78		(0.80)		1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.04)		(0.04)
Net realized capital gains	(0.22)		(0.48)		(0.12)

Total Distributions	(0.28)		(0.52)		(0.16)

Net asset value, end of the period	$14.99		$11.49		$12.81

Total return(b)	33.05%		(6.26)%		14.81	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,000		$2,842		$1
Net expenses(d)	0.90	%(e)	1.01	%(f)(g)	1.00	%(h)
Gross expenses	1.08	%(e)	1.08	%(g)	14.30	%(h)
Net investment income (loss)	0.46%		(0.08)%		0.29	%(h)
Portfolio turnover rate	23%		19%		20	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of less than 0.01%.
(f)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$11.49		$12.81		$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.03	0.03
Net realized and unrealized gain (loss)	3.70		(0.85)		3.02	(0.10)

Total from Investment Operations	3.77		(0.81)		3.05	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.03)		(0.03)	(0.01)
Net realized capital gains	(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.27)		(0.51)		(0.15)	(0.02)

Net asset value, end of the period	$14.99		$11.49		$12.81	$9.91

Total return(b)	32.99%		(6.32)%		30.75%	(0.70	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$118,032		$69,705		$63,359	$49,593
Net expenses(d)	0.96	%(e)	1.05	%(f)(g)	1.04%	1.05	%(h)
Gross expenses	1.14	%(e)	1.15	%(f)	1.16%	1.21	%(h)
Net investment income	0.50%		0.29%		0.26%	0.35	%(h)
Portfolio turnover rate	23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(f)	Includes interest expense of less than 0.01%.
(g)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.12		(0.00	)(b)
Net realized and unrealized gain (loss)	2.48		0.03

Total from Investment Operations	2.60		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		—

Net asset value, end of the period	$12.51		$10.03

Total return(c)(d)	25.97	%(e)	0.30	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4		$1
Net expenses(g)	1.21	%(h)	1.20	%(i)
Gross expenses	107.91	%(h)	22.87	%(i)
Net investment income (loss)	1.09%		(1.20	)%(i)
Portfolio turnover rate	8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 107.90%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.49		0.03

Total from Investment Operations	2.64		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		—

Net asset value, end of the period	$12.51		$10.03

Total return(c)	26.31	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,193		$10,035
Net expenses(f)	0.92	%(g)	0.90	%(h)
Gross expenses	1.99	%(g)	22.55	%(h)
Net investment income (loss)	1.36%		(0.90	)%(h)
Portfolio turnover rate	8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.97%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.48		0.03

Total from Investment Operations	2.63		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		—

Net asset value, end of the period	$12.50		$10.03

Total return(c)	26.21	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9		$1
Net expenses(f)	0.96	%(g)	0.95	%(h)
Gross expenses	94.13	%(g)	22.51	%(h)
Net investment income (loss)	1.36%		(0.95	)%(h)
Portfolio turnover rate	8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 94.12%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund”)

Global Sustainable Equity Fund and International Sustainable Equity Fund are diversified investment companies. Global Green Bond Fund is a non-diversified investment company.

Each Fund offers Class A, Class N and Class Y shares. Global Sustainable Equity Fund also offers Class C shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for Global Sustainable Equity Fund and International Sustainable Equity Fund and 4.25% for Global Green Bond Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

45  |

Notes to Financial Statements (continued)

December 31, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

|  46

Notes to Financial Statements (continued)

December 31, 2019

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2019, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$53,523,431	36.3%
International Sustainable Equity Fund	14,317,480	83.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities

47  |

Notes to Financial Statements (continued)

December 31, 2019

denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Global Green Bond Fund	$78,881
International Sustainable Equity Fund	6,979

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial

|  48

Notes to Financial Statements (continued)

December 31, 2019

margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions

49  |

Notes to Financial Statements (continued)

December 31, 2019

taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, distribution re-designations and non-deductible expenses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, return of capital distributions received, premium amortization and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  50

Notes to Financial Statements (continued)

December 31, 2019

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Green Bond Fund	$608,967	$265,743	$874,710	$965,630	$—	$965,630
Global Sustainable Equity Fund	460,922	1,861,566	2,322,488	188,601	3,238,164	3,426,765
International Sustainable Equity Fund	205,722	—	205,722	—	—	—

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Undistributed ordinary income	$—	$2,070	$34,090
Undistributed long-term capital gains	—	930,790	—

Total undistributed earnings	—	932,860	34,090

Late-year ordinary and post-October capital loss deferrals*	(195,168)	—	—

Unrealized appreciation	1,210,643	29,566,876	2,896,680

Total accumulated earnings	$1,015,475	$30,499,736	$2,930,770

Capital loss carryforward utilized in the current year	$436,934	$—	$—

*

Under current tax law, capital losses, foreign currency losses and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Green Bond Fund is deferring capital and foreign currency losses.

51  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Unrealized appreciation (depreciation)
Investments	$1,102,226	$29,544,954	$2,891,334
Foreign currency translations	108,417	21,922	5,346

Total unrealized appreciation	$1,210,643	$29,566,876	$2,896,680

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Federal tax cost	$34,427,864	$115,349,209	$13,374,240

Gross tax appreciation	$1,359,701	$30,573,256	$2,949,348
Gross tax depreciation	(144,064)	(1,028,302)	(58,014)

Net tax appreciation	$1,215,637	$29,544,954	$2,891,334

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of

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Notes to Financial Statements (continued)

December 31, 2019

their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$34,396,203	$—	$34,396,203
Short-Term Investments	—	1,247,298	—	1,247,298
Futures Contracts (unrealized appreciation)	23,443	—	—	23,443

Total	$23,443	$35,643,501	$—	$35,666,944

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(419,166)	$—	$—	$(419,166)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$3,109,574	$—	$3,109,574
Denmark	4,794,253	11,892,776	—	16,687,029
France	—	7,282,241	—	7,282,241
Germany	—	9,552,851	—	9,552,851
Hong Kong	—	3,172,827	—	3,172,827
Japan	—	6,901,321	—	6,901,321
Netherlands	—	4,047,150	—	4,047,150
Switzerland	—	1,289,263	—	1,289,263
United Kingdom	—	6,275,428	—	6,275,428
All Other Common Stocks(a)	82,145,507	—	—	82,145,507

Total Common Stocks	86,939,760	53,523,431	—	140,463,191

Short-Term Investments	—	4,430,972	—	4,430,972

Total	$86,939,760	$57,954,403	$—	$144,894,163

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$449,491	$—	$449,491
Belgium	—	919,429	—	919,429
Denmark	649,507	1,511,400	—	2,160,907
France	—	2,928,702	—	2,928,702
Germany	—	1,322,828	—	1,322,828
Hong Kong	—	652,114	—	652,114
Ireland	375,010	281,891	—	656,901
Japan	—	2,278,081	—	2,278,081
Netherlands	—	867,420	—	867,420
Norway	—	120,012	—	120,012
Switzerland	—	284,570	—	284,570
Taiwan	810,321	—	—	810,321
United Kingdom	—	2,701,542	—	2,701,542

Total Common Stocks	1,834,838	14,317,480	—	16,152,318

Short-Term Investments	—	113,256	—	113,256

Total	$1,834,838	$14,430,736	$—	$16,265,574

Common stocks valued at $413,483 were transferred from Level 2 to Level 1 during the period ended December 31, 2019. At December 31, 2018, these securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the securities. At December 31, 2019, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

A common stock valued at $154,206 was transferred from Level 1 to Level 2 during the period ended December 31, 2019. At December 31, 2018, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2019, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Global Green Bond Fund used during the period include futures contracts.

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Notes to Financial Statements (continued)

December 31, 2019

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the year ended December 31, 2019, the Fund used U.S. and foreign Treasury bond futures to gain yield curve exposure.

Global Green Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subjected to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2019, the Fund used U.S. and foreign Treasury bond futures to manage duration.

Global Green Bond Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2019, the Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$23,443

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(107,948)
Foreign exchange contracts	(311,218)

Total exchange-traded liability derivatives	$(419,166)

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Notes to Financial Statements (continued)

December 31, 2019

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$33,075
Foreign exchange contracts	901,504

Total	$934,579

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(52,197)
Foreign exchange contracts	(288,565)

Total	$(340,762)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity as a percentage of net assets for Global Green Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2019:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	77.77%
Highest Notional Amount Outstanding	84.49%
Lowest Notional Amount Outstanding	70.74%
Notional Amount Outstanding as of December 31, 2019	84.49%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a

57  |

Notes to Financial Statements (continued)

December 31, 2019

broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$1,029,926	$1,029,926

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Green Bond Fund	$13,810,702	$7,275,132
Global Sustainable Equity Fund	54,016,780	24,104,457
International Sustainable Equity Fund	4,872,638	986,118

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Mirova US LLC (“Mirova US”) (formerly a division within Ostrum Asset Management U.S., LLC (“Ostrum US”)) serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.55%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%

Prior to March 29, 2019, Ostrum US served as investment advisor to the Fund, and was paid a management fee at the same annual rates.

Mirova US has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification

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Notes to Financial Statements (continued)

December 31, 2019

expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Green Bond Fund	0.95%	—	0.65%	0.70%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%

Mirova US shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Green Bond Fund	$177,527	$142,695	$34,832	0.55%	0.11%
Global Sustainable Equity Fund	861,692	197,054	664,638	0.80%	0.62%
International Sustainable Equity Fund	108,299	108,299	—	0.80%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2020.

For the year ended December 31, 2019, class-specific expenses have been reimbursed as follows:

Fund	Reimbursement
International Sustainable Equity Fund	$2,392

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Notes to Financial Statements (continued)

December 31, 2019

In addition, Mirova US reimbursed non-class-specific expenses of International Sustainable Equity Fund in the amount of $36,884, for the year ended December 31, 2019.

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis”), has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Green Bond Fund	$3,200	$—	$—
Global Sustainable Equity Fund	22,095	9,180	27,540
International Sustainable Equity Fund	4	—	—

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds

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Notes to Financial Statements (continued)

December 31, 2019

Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019 each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Global Green Bond Fund	$14,205	$155	$14,050
Global Sustainable Equity Fund	47,389	505	46,884
International Sustainable Equity Fund	5,955	62	5,893

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to

61  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Green Bond Fund	$8,311
Global Sustainable Equity Fund	69,661

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Green Bond Fund	$176
Global Sustainable Equity Fund	1,233

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 was as follows:

Fund	Commissions
Global Green Bond Fund	$298
Global Sustainable Equity Fund	4,199

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract

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Notes to Financial Statements (continued)

December 31, 2019

Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

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Notes to Financial Statements (continued)

December 31, 2019

g.  Affiliated Ownership.  As of December 31, 2019, the percentage of each Fund’s net assets owned by affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.68%
Natixis Sustainable Future 2020 Fund	1.60%
Natixis Sustainable Future 2025 Fund	1.41%
Natixis Sustainable Future 2030 Fund	1.08%
Natixis Sustainable Future 2035 Fund	0.62%
Natixis Sustainable Future 2040 Fund	0.59%
Natixis Sustainable Future 2045 Fund	0.22%
Natixis Sustainable Future 2050 Fund	0.20%
Natixis Sustainable Future 2055 Fund	0.16%
Natixis Sustainable Future 2060 Fund	0.12%
Natixis and affiliates	63.26%

70.94%

International Sustainable Equity Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	2.89%
Natixis Sustainable Future 2020 Fund	3.32%
Natixis Sustainable Future 2025 Fund	3.78%
Natixis Sustainable Future 2030 Fund	4.83%
Natixis Sustainable Future 2035 Fund	4.28%
Natixis Sustainable Future 2040 Fund	5.28%
Natixis Sustainable Future 2045 Fund	4.77%
Natixis Sustainable Future 2050 Fund	4.57%
Natixis Sustainable Future 2055 Fund	3.68%
Natixis Sustainable Future 2060 Fund	3.18%
Natixis and affiliates	59.35%

99.93%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Global Sustainable Equity Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, Natixis Advisors reimbursed the Fund for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Global Sustainable Equity Fund	$862

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Green Bond Fund	$3,046	$—	$315	$7,966
Global Sustainable Equity Fund	6,658	2,763	862	68,574
International Sustainable Equity Fund	1,193	—	254	1,227

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, none of the Funds had borrowings under this agreement.

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Notes to Financial Statements (continued)

December 31, 2019

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

10.  Interest Expense.  The Funds incur interest expense on cash overdrafts and foreign currency debit balances held at the custodian bank and, for Global Green Bond Fund, accounts held at brokers. Interest expense incurred for the year ended December 31, 2019 is reflected on the Statements of Operations.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Global Green Bond Fund	1	5.82%	70.94%	76.76%
Global Sustainable Equity Fund	1	7.03%	—	7.03%
International Sustainable Equity Fund	—	—	99.93%	99.93%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	213,955	$2,256,341	96,583	$954,782
Issued in connection with the reinvestment of distributions	3,961	41,148	2,659	25,878
Redeemed	(55,616)	(576,973)	(29,439)	(289,444)

Net change	162,300	$1,720,516	69,803	$691,216

Class N
Issued from the sale of shares	197,653	$2,056,718	165,547	$1,638,046
Issued in connection with the reinvestment of distributions	66,143	686,274	93,723	914,209
Redeemed	(412,919)	(4,197,811)	(66,105)	(651,384)

Net change	(149,123)	$(1,454,819)	193,165	$1,900,871

Class Y
Issued from the sale of shares	711,084	$7,480,033	119,626	$1,172,690
Issued in connection with the reinvestment of distributions	11,941	124,307	2,517	24,445
Redeemed	(166,513)	(1,759,865)	(2,471)	(24,251)

Net change	556,512	$5,844,475	119,672	$1,172,884

Increase from capital share transactions	569,689	$6,110,172	382,640	$3,764,971

67  |

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	421,391	$5,771,615	348,428	$4,451,380
Issued in connection with the reinvestment of distributions	9,280	131,736	17,523	198,567
Redeemed	(122,875)	(1,613,835)	(65,761)	(832,079)

Net change	307,796	$4,289,516	300,190	$3,817,868

Class C
Issued from the sale of shares	152,601	$2,081,444	160,246	$2,031,467
Issued in connection with the reinvestment of distributions	1,646	22,845	3,196	35,492
Redeemed	(23,760)	(318,560)	(14,749)	(176,377)

Net change	130,487	$1,785,729	148,693	$1,890,582

Class N
Issued from the sale of shares	479,051	$6,954,884	238,121	$3,000,333
Issued in connection with the reinvestment of distributions	9,538	139,234	9,228	102,891
Redeemed	(2,130)	(31,125)	—	—

Net change	486,459	$7,062,993	247,349	$3,103,224

Class Y
Issued from the sale of shares	4,887,232	$66,779,728	3,242,405	$42,546,284
Issued in connection with the reinvestment of distributions	92,160	1,315,613	207,621	2,371,303
Redeemed	(3,173,224)	(42,852,903)	(2,329,061)	(29,573,357)

Net change	1,806,168	$25,242,438	1,120,965	$15,344,230

Increase from capital share transactions	2,730,910	$38,380,676	1,817,197	$24,155,904

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
International Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	241	$3,002	100	$1,000
Issued in connection with the reinvestment of distributions	1	12	—	—

Net change	242	$3,014	100	$1,000

Class N
Issued from the sale of shares	624,516	$6,901,909	1,000,000	$10,000,000
Issued in connection with the reinvestment of distributions	16,672	205,624	—	—
Redeemed	(267,041)	(2,830,518)	—	—

Net change	374,147	$4,277,015	1,000,000	$10,000,000

Class Y
Issued from the sale of shares	575	$7,196	100	$1,000
Issued in connection with the reinvestment of distributions	7	86	—	—

Net change	582	$7,282	100	$1,000

Increase from capital share transactions	374,971	$4,287,311	1,000,200	$10,002,000

(a)	From commencement of operations on December 28, 2018 through December 31, 2018.

69  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Shareholders of Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, and Mirova International Sustainable Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mirova Global Sustainable Equity Fund, Mirova Global Green Bond Fund and Mirova International Sustainable Equity Fund (three of the funds constituting Natixis Trust I, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers; when replies

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Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Global Sustainable Equity Fund	100.00%
International Sustainable Equity Fund	100.00%

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Global Sustainable Equity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

Fund	Amount
Global Green Bond Fund	$265,743
Global Sustainable Equity Fund	1,861,566

Foreign Tax Credit.  For the year ended December 31, 2019, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Sustainable Equity Fund	$37,948	$354,756

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

73  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

75  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Governance Committee Member and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

77  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of the Trust	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

79  |

Annual Report

December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®	Class C MIMCX

Lawrence Jones	Class Y MIMYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Capital market returns were decidedly strong across the board in 2019. Interest rates declined, credit spreads tightened and equity markets rallied, despite an ongoing trade war and global manufacturing recession. Boosting investor risk sentiment were indications of a gradual cooling in United States-China trade tensions and a sanguine economic and monetary assessment from the Federal Reserve (the “Fed”). The Fed engineered three reductions in short-term interest rates in what it characterized as a mid-cycle adjustment, lowering the fed funds policy range to 1.5% — 1.75%. Furthermore, the Fed indicated that it expected to stay on the sidelines throughout the next 12 months. Counterpoised to positive market developments, however, remain longer-term concerns about the combination of monetary accommodation and a nearly $1 trillion fiscal deficit concurrent with unemployment at a 50-year low. Inflation remains quiescent, but the unorthodox policy mix provides an uneasy backdrop. Municipal mutual funds experienced record net shareholder inflows topping $93 billion for the year, which contributed to credit and sector spread compression as investors reached for yield. New issue supply rose by more than $75 billion in 2019, but nearly half the increase came in the form of taxable issuance which increased by $37 billion from year ago levels.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Intermediate Municipal Bond Fund returned 6.80% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.54%.

Explanation of Fund Performance

Although the Fund produced a meaningfully positive return for the year, it underperformed its benchmark primarily due to yield curve posture. More specifically, lack of exposure to the longest portion of the yield curve (22 years and longer), which produced the greatest returns for the period caused this negative impact to performance. Additionally, reduced exposure to the Lease and Special Tax sectors hampered performance as spread compression persisted. Credit decisions to avoid weaker state issuers such as Illinois and New Jersey were a significant drag on performance as strong investor demand for municipals and a reach for

1  |

yield environment remained. However, overall security selection, duration posture and credit quality exposures were additive. Particularly, security selection within the Transportation, Higher Education and Water & Sewer sectors enhanced performance as did an overweight to the Hospital sector, especially lower quality, long duration holdings.

Outlook

The economic expansion appears on track to reach the 11-year mark at mid-year and market consensus anticipates that we are not nearing a business cycle peak over the medium-term horizon. We concur with that view but are cognizant of the strong performance of the capital markets over the past year. Municipal yields declined by more than 75 basis points in 2019 and valuations have richened versus Treasuries. Countering those factors, however, are improved valuations versus corporates and constrained tax-exempt supply. The impact of the 2017 tax changes remain a significant factor influencing market development. The law restricted tax-exempt supply and incentivized demand from individuals subject to the limitation on the deductibility of state and local taxes. We expect capital markets will have a difficult time matching the past year’s performance; however, we do anticipate the municipal market continuing to find support from the relatively constrained supply of tax-exempt issuance and strong demand from individuals, particularly those in high tax states.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2019

See notes to chart on page 3.

|  2

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Average Annual Total Returns — December 31, 20194

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	6.80%	2.88%	2.61%	1.05%	0.46%

Class A (Inception 12/31/12)[1]
NAV	6.54	2.59	2.31	1.31	0.71
With 3.00% Maximum Sales Charge	3.33	1.96	1.86

Class C (Inception 12/31/12)[1]
NAV	5.64	1.85	1.55	2.06	1.46
With CDSC[2]	4.64	1.85	1.55

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	7.54	3.53	3.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®*

Harris Associates L.P.

*	Effective January 28, 2020, Michael A. Nicolas joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

At the outset of the fourth quarter, investors faced a continuation of some unresolved difficulties that started the year. In typical fashion, markets reacted to news that was mainly driven by “Deal or No Deal” issues, such as U.S. trade disputes with China along with Mexico and Canada. Late in the quarter, the United States and China reached a partial trade deal and a new version of an agreement between the United States, Mexico and Canada moved toward implementation in 2020. Because these developments have provided more solid foundations for businesses to make capital allocation and investment decisions going forward, the news pushed key US indexes to all-time high levels. In fact, all 11 GICS sectors in the S&P 500® Index gained value in 2019 and produced double-digit returns for the year.

Economic indicators also influenced markets, with positive news largely outweighing negative news. Disappointing data included gross domestic product growth of only 2.1% in the third quarter, well short of comparable 2017 and 2018 quarters as well as policymakers’ targets. In addition, the Institute for Supply Management indicated that manufacturing activity continued to contract as new orders declined in November for the fourth consecutive month. Meanwhile, the unemployment rate remained at a multi-decades low level, new residential home sales rose nearly 17% year-over-year in November and November construction of new homes grew 3.2%, which reflected a 12-year high level. Furthermore, in a survey conducted by Bankrate, the country’s top economists revealed that although some areas of the economy have slowed, there is only about a 35% chance that a recession will occur within the next year as trade war-related threats have moderated. Importantly, consumer spending, a key economic growth driver, was strong. Retail industry experts reported November sales increased 2.1% from a year ago with record-setting Black Friday and Cyber Monday online holiday spending followed by Super Saturday spending that exceeded $34 billion, making it the largest single retail sales day in U.S. history.

|  4

NATIXIS OAKMARK FUND

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis Oakmark Fund returned 27.06% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 31.49%.

Explanation of Fund Performance

The leading contributors to fund performance for the year were Citigroup and Apple. Citigroup’s results released over the course of the year showed the company achieved revenues of slightly more than $18 billion in all four reported quarters. In addition, earnings per share were better than market expectations consistently across reporting periods. From our standpoint, the company’s fundamental performance showed strengthening trends that we found notable. Most recently, Citigroup reported third-quarter results in mid-October that we saw as solid. Constant currency revenue grew 3% from a year earlier and earnings per share rose nearly 20% to $2.07 (including a one-time tax benefit), which was about 6% better than market expectations. We were particularly pleased with performance in the global consumer bank segment that realized an increase in underlying pre-provision net revenue of 11%, driven by 4% revenue growth along with a 1% decline in operating expenses. Lastly, management returned more than $6 billion of capital to shareholders through buybacks and dividend payments in the third quarter and reduced the share count by over 250 million from the prior year. Even accounting for the share price increase in 2019, we continue to believe that Citigroup is undervalued relative to its normalized earnings power. Apple’s fundamental performance has been consistently solid, in our view, which led to revenue and earnings per share that outpaced market expectations in all four reported quarters in 2019. The company’s first-quarter earnings per share rose 8% to $4.18, while the services segment generated revenue of $11 billion and the installed base grew by more than 100 million units in the first quarter. In March, news that Apple would soon unveil its plans for video, news and finance offerings helped its share price advance. Later, the company officially announced it was launching a pay-for-news application (News), a game subscription service (Apple Arcade), a video subscription service (Apple TV+) and a credit card (partnering with Goldman Sachs and Mastercard). Apple reported fiscal third-quarter total net revenue and earnings per share that surpassed market projections and reinforced our view that innovation continues to thrive at the company. Net revenues accelerated most in the wearables, home and accessories segment, which advanced 48% and far outpaced market forecasts. Revenues also rose in the Mac and iPad segments by about 11% and 8%, respectively. Importantly, the higher margin services segment realized a revenue increase of 13% and reached a record level of nearly $11.5 billion. Later, Apple’s fiscal fourth-quarter results exceeded investor expectations. Total revenue grew 2% from a year earlier to $64.04 billion, while earnings per share rose 4% to a record level $3.03, which was more than 7% higher than market projections. Even though the company’s share price rose progressively over the year, we elected to increase our sell target price as we continue to believe Apple offers further upside potential.

Qurate Retail and Chesapeake Energy were the largest detractors to fund performance for the calendar year. Qurate Retail issued mixed results throughout 2019 with revenue that

5  |

lagged market expectations in three reported quarters, while operating income exceeded forecasts in three reported quarters. Revenues in the company’s underlying businesses (QVC, Zulily and QxH) were also inconsistent over the past 12 months. Most recently, Qurate reported third-quarter revenue of $3.09 billion, which undershot market projections of $3.12 billion. Concurrently, operating income reached $456 million and was better than the $388.1 million the market had estimated. From our perspective, results were in line with recent trends in the business. Revenues from QxH (QVC/HSN in the U.S.) declined 4% year-over-year, which is the third sequential quarter of contraction. QVC International revenue growth improved slightly (+3%) as demand in Japan shifted ahead owing to a pending consumption tax increase. Zulily is struggling as revenue fell 17% from a year earlier, and management anticipates results in this business will likely worsen and cause a $1 billion impairment charge of intangible assets from the acquisition. While we were disappointed by Qurate’s recent performance, we are hopeful that management’s objectives can lead to improved results going forward. Chesapeake Energy’s first-quarter revenue and earnings (before exploration expense) fell short of market expectations. However, we saw the company’s progress as solid. Chesapeake’s total production was up 8% from last year and organic oil volumes rose 13%; both metrics were ahead of market forecasts. Later, Chesapeake’s second-quarter earnings results were in line with our expectations and included increased guidance for 2019 on higher oil production and lower costs. Oil volumes increased 10% organically as the company continued to shift activity toward its Powder River and WildHorse assets, with good results in both basins, in our view. However, as part of its third-quarter earnings report, Chesapeake indicated it would reduce spending on drilling and completions in 2020. Ultimately, we opted to eliminate our position in the company to deploy the proceeds from the sale into more attractive holdings that offer stronger cash flow profiles, better balance sheets and potentially more compelling risk-adjusted returns.

Outlook

Owing to our experience, we are prepared to confidently navigate a wide array of macro environments. We apply the same disciplined investment approach when markets advance as well as when markets retreat. Throughout our history, we have implemented a consistent philosophy and an intensive research process. We continue to stay alert for attractive investment opportunities while ensuring that our clients’ goals remain at the forefront.

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NATIXIS OAKMARK FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of net assets
1	Alphabet, Inc., Class A	3.93%
2	Citigroup, Inc.	3.69%
3	Bank of America Corp.	3.67%
4	Capital One Financial Corp.	3.14%
5	Netflix, Inc.	3.12%
6	Ally Financial, Inc.	3.00%
7	Regeneron Pharmaceuticals, Inc.	2.98%
8	State Street Corp.	2.83%
9	Charter Communications, Inc., Class A	2.77%
10	Charles Schwab Corp. (The)	2.62%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

7  |

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/18/98)
NAV	27.06%	8.82%	11.85%	—%	0.88%	0.88%

Class A (Inception 5/6/31)
NAV	26.77	8.54	11.57	—	1.13	1.13
With 5.75% Maximum Sales Charge	19.45	7.26	10.90	—

Class C (Inception 5/1/95)
NAV	25.82	7.75	10.74	—	1.88	1.88
With CDSC[1]	24.82	7.75	10.74	—

Class N (Inception 5/1/17)
NAV	27.16	—	—	9.80	3.79	0.75

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.56	14.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Volatility afflicted indexes around the world during the year, but the fourth quarter brought a steady recovery in global markets. As was the case last year, 2019 featured extreme price movements as the latest news, including trade talks, Brexit, European Union political instability and even a political conflict between South Korea and Japan dating back to World War II, influenced stock prices. As an example, while global markets started the year off strong, a few tweets that fueled trade war fears in May sent indexes around the world tumbling. August also saw more measurable declines until markets began to recover and rebound based, in part, on more positive geopolitical headlines.

Other fears that weighed on markets later in 2019 were the possibility of a Jeremy Corbyn victory in the UK general election and continued uncertainty surrounding Brexit. With a large, historical victory by the Conservative Party in the UK, investors’ fears of a Corbyn-led socialist-style government were alleviated for the medium term. Instead, Prime Minister Boris Johnson’s government acted quickly to move its Brexit bill through Parliament in an attempt to ensure a smooth exit from the European Union.

Meanwhile, China and the US de-escalated their trade dispute with an agreement of a “phase-one” trade deal. These events boosted global equity market sentiment toward the end of 2019 and entering into 2020. These developments also provided more solid foundations for businesses to make capital allocation and investment decisions going forward as the news pushed key US indexes to all-time high levels. In fact, all 11 GICS sectors in the S&P 500® Index gained value in 2019 and produced double-digit returns for the year. In China, the Shanghai Composite increased 22% for the year, while Japan’s Nikkei 225 Index finished 18% higher in 2019.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis Oakmark International Fund returned 24.64% at net asset value. The Fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 22.49%.

Explanation of Fund Performance

The top contributors to the yearly return were BNP Paribas and H&M. BNP Paribas issued a healthy set of first quarter financials, in our assessment. The report included first

9  |

quarter year-over-year increases in revenue, pre-tax profit and net income of 3.2%, 6.2% and 0.2%, respectively. All of these metrics surpassed market forecasts. Notably, the bank’s return on tangible equity (ROTE) ratio improved to 11.2% (excluding exceptional items) in the first quarter from 10.2% in the fourth quarter of 2018, which illustrated to us that management is following through on reaching its full-year 2020 ROTE target of over 10.5%. Later, BNP’s first half earnings results were largely in line with our expectations with good revenue growth at +2.5% for the reporting period. Importantly, operating expenditures were only up 0.7% in the first half, which enabled the company to generate operational leverage across all three segments. BNP also delivered a positive third quarter earnings report with total revenue of EUR 10.90 billion, pre-tax income of EUR 2.81 billion and net income of EUR 1.94 billion, all of which exceeded market forecasts. For the nine-month period ended September 30, 2019, underlying results were good, by our measure, with constant currency revenue growth from core divisions of 2.8% and operating expenditure growth of only 0.8%. In addition, loan growth for the third quarter increased 5.5% year-over-year. Notably, the company generated operational leverage across all three segments following low growth in operating expenditures in the first half of the year. In our view, BNP continues to benefit from its 2020 Transformation Plan, which has now generated cumulative savings of EUR 1.5 billion since 2017 and is on track to generate EUR 3.3 billion in savings through 2020. The company’s Common Equity Tier 1 ratio expanded 10 basis points sequentially to 12.0%, in line with management’s target, which, in our view, positions it for an increased scope of shareholder capital returns. H&M’s share price soared upon the release of its fiscal first quarter earnings results. Earnings per share (SEK 0.49 vs. SEK 0.31) and earnings (SEK 1.01 billion vs. SEK 650.6 million) bested consensus estimates. Sales increased 4% in local currency, despite the replacement of the online platform in Germany that pressured sales in the country. Sales in China grew quite strongly in the first quarter at 18%, while sales in Sweden increased 11%, implying strong like-for-like performance. Moreover, H&M reported a gross margin increase year-over-year to 50% compared to the market’s expectation for a decline in the gross margin. In our view, the makeup of H&M’s second-quarter sales were encouraging as the company’s online (+20%) and new business (+18%) segments both grew quite strongly in local currency. Sales in China (+8%), the UK (+5%) and Sweden (+5%) delivered strong growth. The sales successes also translated to lower markdowns, which fell 100 basis points in the second-quarter year-over-year and were consistent with H&M’s guidance. The company’s nine-month sales release showed an 8% increase in sales in local currency year-over-year, which bested consensus expectations. H&M also benefited in the third quarter from a positive analyst note that upgraded the company. In addition, the company’s fourth-quarter earnings results were also largely in line with analysts’ estimates. We believe H&M is progressing well, thus far, on its strategy for improvement, adding to our confidence in the investment.

The largest detractors from return were Rolls-Royce Holdings and thyssenkrupp. Investors proved disappointed with Rolls-Royce Holdings’ indication in its first half earnings report that free cash flow was off to a sluggish start in 2019. However, the company reiterated its guidance for full year 2019 free cash flow given what it perceived to be temporary headwinds in the first half and the fact that the second half of the year is seasonally

|  10

NATIXIS OAKMARK INTERNATIONAL FUND

stronger for the company. Along with its third quarter trading update, Rolls-Royce stated that full-year free cash flow and earnings would be at the low end of the previously issued guidance range, which weighed on its share price. Management expected that 2019 free cash flow and earnings would be closer to GBP 600 million, owing to design fixes for the Trent 1000 engine and higher costs associated with the Trent 1000 TEN engine. Even so, management maintained full-year 2020 free cash flow guidance at GBP 1 billion. Shortly after releasing the trading update, the US Navy awarded Rolls-Royce a $1.21 billion contract to provide maintenance, repair and other services for the V-22 AE1107C aircraft engine. Later, Bradley Singer, COO at activist firm ValueAct Capital, resigned from the Rolls-Royce Board of Directors after serving for three years. We spoke with Singer who expressed that he is comfortable with the other board members and the direction management is taking considering the positive changes enacted at the company, including better accounting practices, improved key performance indicators and a significant cost efficiency program. In our view, Rolls-Royce’s civil aerospace business is positioning the company for future success. The development of wide-body aircraft engines with improved fuel efficiency resulted in a loss-making phase, including a material erosion of cash profits for the group in recent years. Rolls-Royce is emerging from this period of major development, and we like that the company now holds strong market shares in the production of a number of wide-body engines with large order books and robust aftermarket business. As we expected, thyssenkrupp reported weak first quarter results due to reduced demand from the auto industry, raw material pressures and operational issues. Earnings were flat to down in all divisions, but management maintained guidance that calls for a meaningful increase year-over-year. As reported last year, the board recommended splitting the company in two: thyssenkrupp industrials and thyssenkrupp materials. The company also announced further details on the split, which would target improved efficiency and simplification. The new companies would give full profit and loss responsibility to the business and consolidate central functions. The goal was to reduce selling, general and administrative costs by roughly EUR 80 million. We viewed this incremental detail positively, but thyssenkrupp ultimately dropped the plans given regulatory opposition. Later, the company’s third quarter and fourth quarter earnings reports also fell short of analysts’ expectations, and investors were disappointed to learn management had no expectations for earnings or free cash flow improvement in fiscal year 2020. We spoke with CEO Martina Merz following the company’s Capital Markets Day in December who noted that the sale of the elevators business was stimulating “wonderful competition” among bidders. Merz also believes the concurrent preparation of the business for an initial public offering is helping stimulate bidding activity that is more attractive for thyssenkrupp, a process that is likely to end in February. Overall, we believe the company’s actions to reshape the portfolio are likely to improve the attractiveness of the group and reduce conglomerate discount on the shares. In addition, thyssenkrupp’s largest shareholders are highly motivated to improve the operating and share price performance of the company, in our estimation. We continue to believe the valuation for the company remains attractive, offering a compelling reason to own.

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Geographically, our average weightings for the year were 80% in Europe, 5% in Japan and 3% in South Korea. The remaining positions were in Australia, South Africa, Canada, China, Mexico, Indonesia, Taiwan, the United States and India.

Outlook

Despite the recovery in 2019, we still believe our investment approach offers good upside potential. In fact, our investment philosophy and team have been consistent throughout our history. We continue to look for opportunities to achieve higher returns by estimating business value and buying at a discount. We utilize this strategy with the goal of long-term outperformance for the benefit of our shareholders.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 15, 2010 through December 31, 2019

See notes to chart on page 14.

|  12

NATIXIS OAKMARK INTERNATIONAL FUND

Top Ten Holdings as of December 31, 2019

	Security Name	% of net assets
1	Glencore PLC	4.38%
2	BNP Paribas S.A.	3.68%
3	Intesa Sanpaolo SpA	3.61%
4	Continental AG	3.57%
5	Credit Suisse Group AG, (Registered)	3.55%
6	Daimler AG, (Registered)	3.49%
7	CNH Industrial NV	3.38%
8	Bayerische Motoren Werke AG	3.24%
9	Lloyds Banking Group PLC	3.06%
10	Bayer AG, (Registered)	2.98%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

13  |

Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (5/1/17)[1]			Class A/C	Class Y/N
NAV	24.64%	4.73%	—%	2.55%	0.97%	0.97%

Class A (Inception 12/15/10)
NAV	24.35	4.59	5.93	—	1.21	1.21
With 5.75% Maximum Sales Charge	17.19	3.35	5.24	—

Class C (Inception 12/15/10)
NAV	23.44	3.79	5.15	—	1.97	1.97
With CDSC[2]	22.44	3.79	5.15	—

Class N (Inception 5/1/17)
NAV	24.75	—	—	2.63	0.92	0.89

Comparative Performance
MSCI World ex USA Index (Net)[3]	22.49	5.42	5.05	6.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

|  14

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephan Davis, CFA®	Class C NEJCX

Class N VSCNX

Class Y NEJYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During 2019, the equity market continued to recover from the steep sell-off experienced in the fourth quarter of 2018. The powerful rally was triggered by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China.

Global central banks are increasing monetary stimulus to reinvigorate global growth and the US Federal Reserve (the “Fed”) began cutting rates during the third quarter. Unfortunately, given the prior reliance on monetary stimulus, the extended period of ultra-low rates, the rebalancing of the Chinese economy, and the secular shift in trade flows, central banks’ policies will have less of an impact on underlying economic growth.

There are many structural elements suppressing economic growth that cannot be addressed by simply lowering the federal funds rate. Global negative interest rates and inverted yield curves reflect a growing shortage of US dollar funding liquidity outside of the United States. In order to address this US dollar funding shortage, central banks will be forced to resume quantitative easing (QE) or a coordinated devaluing of the US dollar versus major trading currencies. QE will be necessary to boost dollar liquidity.

We expect only a modest resolution to US trade negotiations with China and other countries. It is important to note that the global slowdown began prior to the implementation of tariffs and trade negotiations and we do not expect a resolution to the trade discussions to result in a material or sustainable increase in economic growth.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Vaughan Nelson Small Cap Value Fund returned 24.88% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 22.39%.

Explanation of Fund Performance

The Fund outperformed the benchmark, primarily due to stock selection within the technology, communication services, energy, consumer staples, and materials sectors. The Fund was also underweight energy, the worst performing sector, during the year. The

15  |

portfolio was underweight the traditional defensive sectors such as consumer staples, REITs, and utilities while also underweight the more cyclical areas of the benchmark. As such, we continue to experience better support in broad market selloffs but remain economically exposed should economic growth reaccelerate.

The technology sector contributed the most to the Fund’s performance for the year. The Fund was overweight the technology sector, which was up over 50% in 2019. Stock selection within technology was also good, adding to relative performance. Two outstanding stocks for 2019 include Lattice Semiconductor and CACI International. Lattice Semiconductor outperformed moderate expectations with its new management team driving necessary changes to make its product portfolio relevant again and for years to come — starting with the 5G network rollout. CACI performed well due to strong organic growth in its defense, intelligence and cyber end markets — along with two sound acquisitions giving rise to multiple portfolio synergies.

The communication services sector experienced a relatively flat year; however, the Fund’s media holdings within this sector performed exceptionally well with Nexstar Media and TEGNA each up over 50%. Nexstar and TEGNA both benefited from better than expected fundamentals in the local broadcast TV industry — stronger than expected retransmissions rates garnered from continued scale, and a stronger than expected TV political ad spending environment heading into the 2020 election.

Like 2018, the energy sector was the worst performing sector in 2019. The Fund was underweight the energy sector during the year, which was positive for performance. Also, the Fund’s energy stocks outperformed the benchmark’s with Kosmos Energy the best performer. Kosmos benefited from a more diversified production profile in 2019 after acquiring Gulf of Mexico assets in late 2018. The company expects to further reduce its gas portfolio holdings while improving the balance sheet and maintaining optionality in Ghana.

The consumer staples sector lagged the benchmark for the year. The Fund was underweight the sector, only owning one consumer staples stock, Performance Food Group. Performance Food Group returned over 50% during the year adding to relative performance. The company performed well due to strong performance in its VISTAR division with continued revenue and margin expansion. The company also announced two strategic acquisitions that will further expand its delivery network and move the company into the convenience store market.

The materials sector performed well during the year as economic growth stabilized and due to positive trade negotiations. Graphic Packaging and Versum Materials were both strong performers, which contributed to relative performance. Graphic Packaging rebounded nicely after a rough 2018 as the company returned to a positive price/cost environment within the concentrated paperboard industry. Versum materials was acquired by Merck KGaA because of its attractive position in the semiconductor materials markets.

|  16

VAUGHAN NELSON SMALL CAP VALUE FUND

The Fund was overweight the healthcare sector, which lagged the market. The Fund’s healthcare holdings also underperformed the benchmark’s. LivaNova and Meridian Bioscience detracted the most from relative performance. LivaNova, a provider of cardiac surgery, neuromodulation, and cardiac rhythm management products, declined due to a slowdown in its neuromodulation business with more potential competition coming from the drug therapeutics market. Meridian Bioscience missed its second quarter guidance, suspended its dividend, and made an unexpected acquisition. Both stocks were sold during the year.

Financials performed in line with the benchmark for the year. The Fund’s stock selection lagged the benchmark with Green Dot and Virtu Financial detracting the most from relative performance. Green Dot sold off due to slowing revenue growth as the company took steps to optimize their customer base while making technology investments and significantly slowing earnings growth. The Fund sold the stock in the fourth quarter. Virtu Financial performed poorly during the year due to sluggish trading volume and volatility trends, while its penetration into newer markets was slower than expected.

Stock selection within the consumer discretionary sector also detracted from returns. Adtalem declined due to concerns surrounding free education legislation and earnings growth expectations slowed as Adtalem continued to divest non-core assets. The Fund was underweight the consumer discretionary sector, which underperformed the market, offsetting some of the loss due to Adtalem.

Real estate outperformed the market in 2019, propelled by falling interest rates. The Fund’s real estate holdings outperformed the benchmark’s; however, the Fund was underweight the sector, which detracted from relative performance. Stock selection within Utilities also hurt performance, with Southwest Gas and Spire lagging the benchmark.

Outlook

The primary excess during the current ten-year bull market has been liquidity in the form of QE. The excess liquidity that wasn’t absorbed in the real economy found its way into risk asset prices. Liquidity began to retreat with the implementation of quantitative tightening by the Federal Reserve and with tightening capital controls by China. We have seen the declining liquidity conditions impact asset prices, as global equity index valuations, commodity prices, and global luxury real estate prices have declined. Most recently, the market has repriced the private equity “unicorns” and the IPO market has cooled with several high-profile offerings postponed.

Rising US deficits and slowing private sector fundamentals will further pressure liquidity — and ultimately risk assets — unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem; the issue is interbank lending and the availability of US dollar funding capacity. We suspect the Federal Reserve will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Federal Reserve will find itself at a familiar crossroad, where it can either choose to control

17  |

the price of money (i.e. interest rates) or the quantity of money (i.e. US dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

US equity markets continue to price in a recovery in earnings growth. The leading economic indicators we track show economic activity stabilizing in Europe, but further weakness is expected in Japan, the United States, and China. The next few months will be critical in determining whether the increasing stability we are forecasting in Europe can spread to China and the United States, or whether the stability is a transitory improvement that presages further economic weakness. Valuations have risen materially in 2019 as markets recovered, and we expect markets to remain volatile until we are in an environment of sustained economic growth with adequate US dollar funding liquidity.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

See notes to chart on page 20.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	iShares® Russell 2000 Value Index ETF	4.87%
2	CACI International, Inc., Class A	3.36%
3	Cabot Microelectronics Corp.	2.93%
4	Nexstar Media Group, Inc., Class A	2.51%
5	Element Solutions, Inc.	2.49%
6	MGIC Investment Corp.	2.43%
7	Brady Corp., Class A	2.32%
8	TEGNA, Inc.	2.32%
9	Entegris, Inc.	2.32%
10	Landstar System, Inc.	2.18%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

19  |

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 8/31/06)
NAV	24.88%	6.49%	11.11%	—%	1.24%	1.21%

Class A (Inception 12/31/96)
NAV	24.66	6.23	10.84	—	1.50	1.46
With 5.75% Maximum Sales Charge	17.50	4.98	10.18	—

Class C (Inception 12/31/96)
NAV	23.69	5.42	10.00	—	2.24	2.21
With CDSC[1]	22.69	5.42	10.00	—

Class N (Inception 5/1/17)
NAV	25.08	—	—	5.25	15.29	1.08

Comparative Performance
Russell 2000® Value Index[2]	22.39	6.99	10.56	5.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Class Y VNVYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During 2019, the equity market continued to recover from the steep sell-off experienced in the fourth quarter of 2018. The powerful rally was triggered by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China.

Global central banks are increasing monetary stimulus to reinvigorate global growth and the US Federal Reserve (the “Fed”) began cutting rates during the third quarter. Unfortunately, given the prior reliance on monetary stimulus, the extended period of ultra-low rates, the rebalancing of the Chinese economy, and the secular shift in trade flows, central banks’ policies will have less of an impact on underlying economic growth.

There are many structural elements suppressing economic growth that cannot be addressed by simply lowering the federal funds rate. Global negative interest rates and inverted yield curves reflect a growing shortage of US dollar funding liquidity outside of the United States. In order to address this US dollar funding shortage, central banks will be forced to resume quantitative easing (QE) or a coordinated devaluing of the US dollar versus major trading currencies. QE will be necessary to boost dollar liquidity.

We expect only a modest resolution to US trade negotiations with China and other countries. It is important to note that the global slowdown began prior to the implementation of tariffs and trade negotiations and we do not expect a resolution to the trade discussions to result in a material or sustainable increase in economic growth.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Vaughan Nelson Value Opportunity Fund returned 30.52% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned 27.06%.

Explanation of Fund Performance

The Fund outperformed the benchmark for the year primarily due to stock selection in the technology, materials, communication services, industrials, healthcare, and utilities sectors. Also, the Fund was underweight the consumer discretionary, energy, and real estate

21  |

sectors, which added to relative performance since all three sectors underperformed the market. Last, the Fund was materially overweight technology stocks during the year, which was a positive since the technology sector was the best performing sector.

Stock selection was good within the technology sector with CACI International and Global Payments contributing the most to returns. CACI performed well due to strong organic growth in its cyber consulting business and due to merger and acquisition synergies. Global Payments reported strong earnings growth throughout the year due to double digit revenue growth and margin expansion. The company also announced the accretive acquisition of Total System Services.

The Fund’s materials stocks outperformed the benchmark’s and were one of the top contributors to relative performance for the year. Crown Holdings and Constellium contributed the most to performance. Crown Holdings shares performed well as beverage can volumes improved and as the Transit acquisition was integrated. Constellium, a specialty aluminum manufacturer, benefited from strong performance in the aerospace and transportation segment due to higher prices and an improving mix.

The Fund’s communication services holdings were also a top contributor to relative performance. Both Electronic Arts and Nexstar Media outperformed. Electronic Arts was purchased following the steep market selloff in the fourth quarter of 2018. During 2019, the company increased earnings guidance due to better growth in Live Services, which benefited from Apex Legends. Meanwhile, Nexstar continues to benefit from strong growth in network transmission fees while the legacy advertisement business moves to higher value digital avenues. The company also closed the Tribune acquisition, which is expected to be highly accretive.

The industrials sector was one of the best performing sectors for the year, up more than 35%. The Fund’s industrials holdings were up even more, leading to strong relative performance. Allegion and WillScot contributed the most to returns. Willscot, a provider of modular workspace and storage solutions, performed well during the year due to strong business conditions leading to good pricing power. The company also acquired its peer, ModSpace. Allegion is a provider of security products and solutions to residential and commercial clients and benefited from the secular shift to electronic locks.

The Fund had positive stock selection within the healthcare sector, leading to strong relative performance. West Pharmaceutical Services and IQVIA Holdings were two top performers. As a provider of drug delivery systems to pharmaceutical companies, West has seen revenue and margin growth as more advanced drugs are requiring more innovative containment and usage solutions. IQVIA, a contract research organization, continues to benefit from the Quintiles/IMS merger synergies and from strong bookings growth in its Next Gen platform. The company is also aggressively buying back shares.

Utilities performed well again this year after being the best performing sector in 2018. The Fund’s holdings outperformed the benchmark’s, leading to relative outperformance. WEC

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Energy and Eversource were two top performers for the year. Both benefited from strong base rate growth and an improved regulatory environment.

Stock selection within the financials sector was the primary detractor from relative performance. Mr. Cooper and Virtu Financial were the primary detractors. Mr. Cooper, a residential mortgage servicer, performed poorly as interest rates declined during the year. The Fund sold Mr. Cooper in the second quarter. Virtu Financial performed poorly during the year due to sluggish trading volume and volatility trends, which drive revenue growth.

The Fund’s holding in the consumer staples sector, Constellation Brands, also detracted from performance. Constellation shares were impacted by tariff fears and concerns around weak beer sales.

Outlook

The primary excess during the current ten-year bull market has been liquidity in the form of QE. The excess liquidity that wasn’t absorbed in the real economy found its way into risk asset prices. Liquidity began to retreat with the implementation of quantitative tightening by the Federal Reserve and with tightening capital controls by China. We have seen the declining liquidity conditions impact asset prices, as global equity index valuations, commodity prices, and global luxury real estate prices have declined. Most recently, the market has repriced the private equity “unicorns” and the IPO market has cooled with several high-profile offerings postponed.

Rising US deficits and slowing private sector fundamentals will further pressure liquidity — and ultimately risk assets — unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem; the issue is interbank lending and the availability of US dollar funding capacity. We suspect the Fed will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Fed will find itself at a familiar crossroad, where it can either choose to control the price of money (i.e. interest rates) or the quantity of money (i.e. US dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

US equity markets continue to price in a recovery in earnings growth. The leading economic indicators we track show economic activity stabilizing in Europe, but further weakness is expected in Japan, the United States, and China. The next few months will be critical in determining whether the increasing stability we are forecasting in Europe can spread to China and the United States, or whether the stability is a transitory improvement that presages further economic weakness. Valuations have risen materially in 2019 as markets recovered, and we expect markets to remain volatile until we are in an environment of sustained economic growth with adequate US dollar funding liquidity.

23  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

See notes to chart on page 25.

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	Nexstar Media Group, Inc., Class A	3.46%
2	TCF Financial Corp.	2.95%
3	Fiserv, Inc.	2.63%
4	CACI International, Inc., Class A	2.57%
5	Fidelity National Information Services, Inc.	2.43%
6	Global Payments, Inc.	2.26%
7	Evergy, Inc.	2.25%
8	Vistra Energy Corp.	2.23%
9	IQVIA Holdings, Inc.	2.10%
10	Allstate Corp. (The)	2.09%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 10/31/08)
NAV	30.52%	4.96%	10.55%	—%	1.20%	1.16%

Class A (Inception 10/31/08)
NAV	30.21	4.70	10.27	—	1.45	1.41
With 5.75% Maximum Sales Charge	22.72	3.46	9.62	—

Class C (Inception 10/31/08)
NAV	29.25	3.92	9.46	—	2.19	2.16
With CDSC[1]	28.25	3.92	9.46	—

Class N (Inception 5/1/13)
NAV	30.67	5.06	—	8.99	1.09	1.09

Comparative Performance
Russell Midcap® Value Index	27.06	7.62	12.41	10.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

25  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  26

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,018.30	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,014.50	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38
Class Y
Actual	$1,000.00	$1,020.60	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

27  |

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,088.10	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$1,084.00	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class N
Actual	$1,000.00	$1,089.70	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual	$1,000.00	$1,089.60	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.17%, 1.92%, 0.83% and 0.92% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,102.80	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41
Class C
Actual	$1,000.00	$1,098.10	$10.63
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21
Class N
Actual	$1,000.00	$1,104.20	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Class Y
Actual	$1,000.00	$1,104.10	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 2.01%, 0.92% and 1.01% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

UNDERSTANDING FUND EXPENSES

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,053.90	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82
Class C
Actual	$1,000.00	$1,049.90	$10.80
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61
Class N
Actual	$1,000.00	$1,055.40	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
Class Y
Actual	$1,000.00	$1,055.10	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.34%, 2.09%, 1.03% and 1.09% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,085.70	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,081.70	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,087.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,087.20	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.1% of Net Assets
Municipals — 93.1%
	Colorado — 11.2%
$260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	$293,992
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	435,284
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	445,180
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	303,175
500,000	Regional Transportation District Sales Tax Revenue, Series A, 5.000%, 11/01/2028	643,290

		2,120,921

	Connecticut — 2.5%
400,000	Connecticut State Health & Educational Facilities Authority, University of New Haven, Series K-1, 5.000%, 7/01/2033	473,540

	Florida — 14.1%
235,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	250,611
95,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	101,527
700,000	City of Cape Coral FL Water & Sewer Revenue, 5.000%, 10/01/2039	840,455
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	562,670
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	456,868
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	470,372

		2,682,503

	Georgia — 1.5%
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	285,428

	Illinois — 3.7%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	606,987
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	105,458

		712,445

	Louisiana — 2.8%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	234,338
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	292,210

		526,548

	Missouri — 4.2%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	800,800

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Nevada — 3.0%
$500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	$578,990

	New Jersey — 7.6%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	299,013
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	575,980
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	563,870

		1,438,863

	New Mexico — 3.1%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	586,305

	New York — 1.2%
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	229,082

	Ohio — 6.0%
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	569,155
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	570,850

		1,140,005

	Pennsylvania — 1.6%
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	304,916

	Rhode Island — 3.0%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	571,875

	Tennessee — 3.1%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	596,320

	Texas — 11.4%
700,000	Houston TX Airport System Revenue, Refunding, Series C, AMT, 5.000%, 7/01/2026	847,763
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	453,084
250,000	Texas City Independent School District, GO, (PSF-GTD), 4.000%, 8/15/2034	288,257
500,000	Texas Public Finance Authority, Refunding, 4.000%, 2/01/2034	577,950

		2,167,054

	Washington — 9.0%
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	574,940
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	557,630
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	574,140

		1,706,710

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Wisconsin — 4.1%
$500,000	State of Wisconsin, GO, Prerefunded 05/01/2021@100, Series B, 5.000%, 5/01/2022	$525,625
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	258,131

		783,756

	Total Bonds and Notes (Identified Cost $16,564,542)	17,706,061

Shares
Exchange-Traded Funds — 4.4%
10,000	SPDR® Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	590,000
10,000	VanEck Vectors® Short High-Yield Municipal Index ETF	252,000

	Total Exchange-Traded Funds (Identified Cost $811,628)	842,000

Principal Amount
Short-Term Investments— 3.1%
$596,026	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $596,056 on 1/02/2020 collateralized by $600,000 U.S. Treasury Note, 2.000% due 5/31/2024 valued at $609,387 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $596,026)	596,026

	Total Investments — 100.6% (Identified Cost $17,972,196)	19,144,087
	Other assets less liabilities — (0.6)%	(119,083)

	Net Assets — 100.0%	$19,025,004

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
GO	General Obligation
SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Industry Summary at December 31, 2019

Hospitals	18.3%
General Purpose Public Improvement	16.0
Airports	15.1
Water and Sewer	11.6
Higher Education	8.5
Primary Secondary Education	6.8
Electric Public Power	4.2
Mass Rapid Transportation	3.4
Toll Roads, Streets & Highways	3.0
Pollution Control	3.0
Other Investments, less than 2% each	3.2
Exchange-Traded Funds	4.4
Short-Term Investments	3.1

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 98.2% of Net Assets
	Air Freight & Logistics — 1.0%
19,025	FedEx Corp.	$2,876,770

	Airlines — 1.4%
140,000	American Airlines Group, Inc.	4,015,200

	Auto Components — 1.5%
37,100	Aptiv PLC	3,523,387
64,266	Delphi Technologies PLC(a)	824,533

		4,347,920

	Automobiles — 4.3%
429,100	Fiat Chrysler Automobiles NV	6,303,479
159,400	General Motors Co.	5,834,040

		12,137,519

	Banks — 9.6%
295,300	Bank of America Corp.	10,400,466
130,900	Citigroup, Inc.	10,457,601
120,345	Wells Fargo & Co.	6,474,561

		27,332,628

	Beverages — 1.9%
27,900	Constellation Brands, Inc., Class A	5,294,025

	Biotechnology — 3.0%
22,520	Regeneron Pharmaceuticals, Inc.(a)	8,455,810

	Capital Markets — 12.4%
107,200	Bank of New York Mellon Corp. (The)	5,395,376
156,100	Charles Schwab Corp. (The)	7,424,116
18,665	Goldman Sachs Group, Inc. (The)	4,291,644
25,385	Moody’s Corp.	6,026,653
14,585	S&P Global, Inc.	3,982,434
101,400	State Street Corp.	8,020,740

		35,140,963

	Consumer Finance — 6.1%
278,500	Ally Financial, Inc.	8,510,960
86,465	Capital One Financial Corp.	8,898,113

		17,409,073

	Electronic Equipment, Instruments & Components — 2.5%
74,500	TE Connectivity Ltd.	7,140,080

	Entertainment — 3.1%
27,365	Netflix, Inc.(a)	8,854,493

	Health Care Providers & Services — 4.9%
76,985	CVS Health Corp.	5,719,215
25,207	HCA Healthcare, Inc.	3,725,847
11,765	Humana, Inc.	4,312,108

		13,757,170

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 3.7%
46,645	Hilton Worldwide Holdings, Inc.	$5,173,397
158,800	MGM Resorts International	5,283,276

		10,456,673

	Industrial Conglomerates — 2.2%
563,400	General Electric Co.	6,287,544

	Insurance — 2.2%
118,845	American International Group, Inc.	6,100,314

	Interactive Media & Services — 6.4%
8,325	Alphabet, Inc., Class A(a)	11,150,422
33,290	Facebook, Inc., Class A(a)	6,832,772

		17,983,194

	Internet & Direct Marketing Retail — 4.4%
3,280	Booking Holdings, Inc.(a)	6,736,234
109,500	eBay, Inc.	3,954,045
199,200	Qurate Retail, Inc., Class A(a)	1,679,256

		12,369,535

	IT Services — 6.4%
18,620	Automatic Data Processing, Inc.	3,174,710
115,200	DXC Technology Co.	4,330,368
30,465	Gartner, Inc.(a)	4,694,656
9,860	MasterCard, Inc., Class A	2,944,097
16,005	Visa, Inc., Class A	3,007,340

		18,151,171

	Machinery — 5.8%
29,481	Caterpillar, Inc.	4,353,754
29,060	Cummins, Inc.	5,200,578
32,755	Parker-Hannifin Corp.	6,741,634

		16,295,966

	Media — 5.2%
16,210	Charter Communications, Inc., Class A(a)	7,863,147
152,500	Comcast Corp., Class A	6,857,925

		14,721,072

	Oil, Gas & Consumable Fuels — 5.5%
195,300	Apache Corp.	4,997,727
44,300	Concho Resources, Inc.	3,879,351
34,100	Diamondback Energy, Inc.	3,166,526
43,700	EOG Resources, Inc.	3,660,312

		15,703,916

	Semiconductors & Semiconductor Equipment — 3.0%
87,300	Intel Corp.	5,224,905
26,200	Texas Instruments, Inc.	3,361,198

		8,586,103

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 1.7%
16,230	Apple, Inc.	$4,765,940

	Total Common Stocks (Identified Cost $226,571,332)	278,183,079

Principal Amount
Short-Term Investments — 1.8%
$5,183,485	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $5,183,744 on 1/02/2020 collateralized by $5,035,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $5,287,817 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,183,485)	5,183,485

	Total Investments — 100.0% (Identified Cost $231,754,817)	283,366,564
	Other assets less liabilities — 0.0%	71,151

	Net Assets — 100.0%	$283,437,715

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

Industry Summary at December 31, 2019

Capital Markets	12.4%
Banks	9.6
IT Services	6.4
Interactive Media & Services	6.4
Consumer Finance	6.1
Machinery	5.8
Oil, Gas & Consumable Fuels	5.5
Media	5.2
Health Care Providers & Services	4.9
Internet & Direct Marketing Retail	4.4
Automobiles	4.3
Hotels, Restaurants & Leisure	3.7
Entertainment	3.1
Semiconductors & Semiconductor Equipment	3.0
Biotechnology	3.0
Electronic Equipment, Instruments & Components	2.5
Industrial Conglomerates	2.2
Insurance	2.2
Other Investments, less than 2% each	7.5
Short-Term Investments	1.8

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 97.5% of Net Assets
	Australia — 2.4%
3,897,150	AMP Ltd.	$5,242,435
408,000	Brambles Ltd.	3,358,127
358,458	Orica Ltd.	5,527,596

		14,128,158

	Canada — 2.2%
878,467	Cenovus Energy, Inc.	8,929,779
96,000	Open Text Corp.	4,230,195

		13,159,974

	China — 2.4%
67,834	Baidu, Inc., Sponsored ADR(a)	8,574,217
53,935	Prosus NV(a)	4,036,579
50,400	Trip.com Group Ltd., ADR(a)	1,690,416

		14,301,212

	Finland — 0.8%
136,400	UPM-Kymmene OYJ	4,732,328

	France — 11.3%
275,848	Accor S.A.	12,947,968
370,191	BNP Paribas S.A.(b)	22,003,441
188,022	Bureau Veritas S.A.	4,915,258
21,100	EssilorLuxottica S.A.	3,225,799
276,248	Publicis Groupe S.A.	12,525,469
344,500	Valeo S.A.	12,210,200

		67,828,135

	Germany — 18.0%
61,210	Allianz SE, (Registered)	14,998,150
219,130	Bayer AG, (Registered)	17,814,523
236,700	Bayerische Motoren Werke AG	19,387,075
165,359	Continental AG	21,369,385
377,714	Daimler AG, (Registered)	20,881,652
15,900	Henkel AG & Co. KGaA	1,494,481
862,400	thyssenkrupp AG	11,588,160

		107,533,426

	India — 0.7%
367,975	Axis Bank Ltd.	3,889,823

	Indonesia — 0.8%
8,632,500	Bank Mandiri Persero Tbk PT	4,770,005

	Ireland — 2.8%
191,702	Ryanair Holdings PLC, Sponsored ADR(a)	16,795,012

	Italy — 3.6%
8,187,300	Intesa Sanpaolo SpA	21,566,886

	Japan — 3.4%
407,700	Komatsu Ltd.	9,785,385

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
119,500	Olympus Corp.	$1,841,818
126,300	Toyota Motor Corp.	8,899,283

		20,526,486

	Korea — 3.1%
77,400	NAVER Corp.	12,453,268
122,800	Samsung Electronics Co. Ltd.	5,917,344

		18,370,612

	Mexico — 1.2%
629,900	Grupo Televisa SAB, Sponsored ADR	7,388,727

	Netherlands — 2.3%
2,030	ASML Holding NV	600,995
169,382	EXOR NV	13,132,429

		13,733,424

	South Africa — 2.0%
72,335	Naspers Ltd., N Shares	11,837,399

	Sweden — 6.0%
644,755	Hennes & Mauritz AB, B Shares	13,151,415
494,500	SKF AB, B Shares	10,011,804
749,300	Volvo AB, B Shares	12,544,172

		35,707,391

	Switzerland — 12.0%
100,800	Cie Financiere Richemont S.A., (Registered)	7,877,611
1,569,536	Credit Suisse Group AG, (Registered)(b)	21,216,478
8,411,700	Glencore PLC(b)	26,191,652
12,530	Kuehne & Nagel International AG, (Registered)	2,113,393
137,921	LafargeHolcim Ltd., (Registered)	7,651,507
24,355	Swatch Group AG (The)	6,800,046

		71,850,687

	Taiwan — 0.2%
135,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,494,156

	United Kingdom — 21.4%
368,867	Ashtead Group PLC	11,794,419
101,000	Bunzl PLC	2,762,422
1,838,700	CNH Industrial NV	20,188,730
2,425,600	G4S PLC	7,014,495
400,121	Liberty Global PLC, Class A(a)	9,098,752
50,326	Liberty Global PLC, Class C(a)	1,096,855
22,072,500	Lloyds Banking Group PLC	18,285,314
61,900	Reckitt Benckiser Group PLC	5,028,043
1,645,900	Rolls-Royce Holdings PLC	14,875,660
2,916,300	Royal Bank of Scotland Group PLC	9,355,322
288,089	Schroders PLC	12,720,889
100	Schroders PLC, (Non Voting)	3,333
187,300	Smiths Group PLC	4,183,371

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
820,500	WPP PLC	$11,546,286

		127,953,891

	United States — 0.9%
46,950	Ferguson PLC	4,272,771
5,177	Willis Towers Watson PLC	1,045,443

		5,318,214

	Total Common Stocks (Identified Cost $629,832,027)	582,885,946

Preferred Stocks — 0.4%
	Germany — 0.4%
24,800	Henkel AG & Co. KGaA (Identified Cost $2,551,720)	2,561,851

Principal Amount
Short-Term Investments — 2.1%
$12,573,625	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $12,574,253 on 1/02/2020 collateralized by $12,680,000 U.S. Treasury Note, 1.750% due 7/15/2022 valued at $12,828,495 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,573,625)	12,573,625

	Total Investments — 100.0% (Identified Cost $644,957,372)	598,021,422
	Other assets less liabilities — (0.0)%	(185,252)

	Net Assets — 100.0%	$597,836,170

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/17/2020	CHF	S	4,286,000	$4,409,465	$4,479,724	$(70,259)

Industry Summary at December 31, 2019

Banks	13.4%
Machinery	8.8
Automobiles	8.2
Media	6.9
Metals & Mining	6.3
Capital Markets	5.6
Auto Components	5.6
Interactive Media & Services	3.5
Trading Companies & Distributors	3.2
Diversified Financial Services	3.1
Pharmaceuticals	3.0
Internet & Direct Marketing Retail	3.0
Textiles, Apparel & Luxury Goods	2.9
Airlines	2.8
Insurance	2.7
Aerospace & Defense	2.5
Specialty Retail	2.2
Hotels, Restaurants & Leisure	2.2
Other Investments, less than 2% each	12.0
Short-Term Investments	2.1

Total Investments	100.0
Other assets less liabilities (including forward foreign currency contracts)	(0.0)*

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Currency Exposure Summary at December 31, 2019

Euro	40.5%
British Pound	21.4
United States Dollar	9.7
Swiss Franc	7.6
Swedish Krona	6.0
Japanese Yen	3.4
South Korean Won	3.1
Australian Dollar	2.4
Canadian Dollar	2.2
South African Rand	2.0
Other, less than 2% each	1.7

Total Investments	100.0
Other assets less liabilities (including forward foreign currency contracts)	(0.0)*

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 95.1% of Net Assets
	Aerospace & Defense — 1.4%
19,246	Moog, Inc., Class A	$1,642,261

	Banks — 14.0%
56,750	Atlantic Union Bankshares Corp.	2,130,962
37,975	Enterprise Financial Services Corp.	1,830,775
43,275	First Bancorp	1,727,105
92,000	First Financial Bancorp	2,340,480
53,300	First Merchants Corp.	2,216,747
26,000	Lakeland Financial Corp.	1,272,180
74,150	United Community Banks, Inc.	2,289,752
39,375	Webster Financial Corp.	2,101,050

		15,909,051

	Biotechnology — 0.6%
12,813	Emergent BioSolutions, Inc.(a)	691,261

	Capital Markets — 2.9%
23,400	LPL Financial Holdings, Inc.	2,158,650
70,375	Virtu Financial, Inc., Class A	1,125,296

		3,283,946

	Chemicals — 3.3%
241,550	Element Solutions, Inc.(a)	2,821,304
39,950	Huntsman Corp.	965,192

		3,786,496

	Commercial Services & Supplies — 4.2%
46,050	Brady Corp., Class A	2,636,823
23,100	Brink’s Co. (The)	2,094,708

		4,731,531

	Consumer Finance — 1.4%
19,475	FirstCash, Inc.	1,570,269

	Diversified Consumer Services — 0.9%
27,993	Adtalem Global Education, Inc.(a)	978,915

	Electrical Equipment — 1.2%
113,650	GrafTech International Ltd.	1,320,613

	Electronic Equipment, Instruments & Components — 2.3%
29,805	Fabrinet(a)	1,932,556
10,250	Insight Enterprises, Inc.(a)	720,473

		2,653,029

	Energy Equipment & Services — 0.6%
99,550	Newpark Resources, Inc.(a)	624,179

	Food & Staples Retailing — 1.1%
23,625	Performance Food Group Co.(a)	1,216,215

	Gas Utilities — 3.9%
28,625	Southwest Gas Holdings, Inc.	2,174,641

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — continued
26,625	Spire, Inc.	$2,218,129

		4,392,770

	Health Care Equipment & Supplies — 2.4%
29,175	Integra LifeSciences Holdings Corp.(a)	1,700,319
51,328	Lantheus Holdings, Inc.(a)	1,052,737

		2,753,056

	Health Care Providers & Services — 1.8%
33,200	AMN Healthcare Services, Inc.(a)	2,068,692

	Hotels, Restaurants & Leisure — 1.5%
15,500	Dunkin’ Brands Group, Inc.	1,170,870
20,850	Scientific Games Corp., Class A(a)	558,363

		1,729,233

	Household Durables — 1.0%
31,000	MDC Holdings, Inc.	1,182,960

	Insurance — 6.4%
14,375	Hanover Insurance Group, Inc. (The)	1,964,631
28,025	Mercury General Corp.	1,365,658
86,900	Old Republic International Corp.	1,943,953
30,825	Selective Insurance Group, Inc.	2,009,482

		7,283,724

	IT Services — 4.6%
15,265	CACI International, Inc., Class A(a)	3,816,097
53,400	Perspecta, Inc.	1,411,896

		5,227,993

	Life Sciences Tools & Services — 1.9%
19,300	PRA Health Sciences, Inc.(a)	2,145,195

	Machinery — 4.2%
10,325	Alamo Group, Inc.	1,296,304
13,075	Albany International Corp., Class A	992,654
33,525	Franklin Electric Co., Inc.	1,921,653
25,025	Trinity Industries, Inc.	554,304

		4,764,915

	Media — 6.1%
66,775	Gray Television, Inc.(a)	1,431,656
24,300	Nexstar Media Group, Inc., Class A	2,849,175
157,600	TEGNA, Inc.	2,630,344

		6,911,175

	Oil, Gas & Consumable Fuels — 3.5%
70,625	Callon Petroleum Co.(a)	341,119
281,725	Kosmos Energy Ltd.	1,605,832
109,225	Parsley Energy, Inc., Class A	2,065,445

		4,012,396

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Professional Services — 0.5%
8,175	ASGN, Inc.(a)	$580,180

	Real Estate Management & Development — 1.9%
105,600	Cushman & Wakefield PLC(a)	2,158,464

	REITs – Health Care — 2.4%
26,118	Community Healthcare Trust, Inc.	1,119,417
81,940	Physicians Realty Trust	1,551,944

		2,671,361

	REITs – Office Property — 1.2%
83,850	Brandywine Realty Trust	1,320,638

	REITs – Storage — 1.1%
38,100	National Storage Affiliates Trust	1,280,922

	Road & Rail — 2.2%
21,725	Landstar System, Inc.	2,473,826

	Semiconductors & Semiconductor Equipment — 9.9%
23,025	Cabot Microelectronics Corp.	3,322,968
52,475	Entegris, Inc.	2,628,473
28,725	Lattice Semiconductor Corp.(a)	549,797
51,450	MaxLinear, Inc.(a)	1,091,769
42,025	Nova Measuring Instruments Ltd.(a)	1,589,806
82,075	Rambus, Inc.(a)	1,130,583
40,625	Tower Semiconductor Ltd.(a)	977,437

		11,290,833

	Software — 0.5%
4,600	CyberArk Software Ltd.(a)	536,268

	Specialty Retail — 1.8%
34,900	Aaron’s, Inc.	1,993,139

	Thrifts & Mortgage Finance — 2.4%
194,650	MGIC Investment Corp.	2,758,191

	Total Common Stocks (Identified Cost $95,510,081)	107,943,697

Exchange-Traded Funds — 4.9%
43,000	iShares® Russell 2000 Value Index ETF (Identified Cost $5,073,901)	5,528,940

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.5%
$594,567	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $594,597 on 1/02/2020 collateralized by $580,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $609,123 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $594,567)	$594,567

	Total Investments — 100.5% (Identified Cost $101,178,549)	114,067,204
	Other assets less liabilities — (0.5)%	(589,248)

	Net Assets — 100.0%	$113,477,956

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Banks	14.0%
Semiconductors & Semiconductor Equipment	9.9
Insurance	6.4
Media	6.1
IT Services	4.6
Machinery	4.2
Commercial Services & Supplies	4.2
Gas Utilities	3.9
Oil, Gas & Consumable Fuels	3.5
Chemicals	3.3
Capital Markets	2.9
Thrifts & Mortgage Finance	2.4
Health Care Equipment & Supplies	2.4
REITs – Health Care	2.4
Electronic Equipment, Instruments & Components	2.3
Road & Rail	2.2
Other Investments, less than 2% each	20.4
Exchange-Traded Funds	4.9
Short-Term Investments	0.5

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Banks — 5.7%
158,900	Bank of NT Butterfield & Son Ltd. (The)	$5,882,478
118,400	PacWest Bancorp	4,531,168
234,350	TCF Financial Corp.	10,967,580

		21,381,226

	Beverages — 2.0%
38,845	Constellation Brands, Inc., Class A	7,370,839

	Building Products — 1.1%
33,425	Allegion PLC	4,162,750

	Capital Markets — 3.5%
111,050	Ares Management Corp., Class A	3,963,374
69,950	Nasdaq, Inc.	7,491,645
107,050	Virtu Financial, Inc., Class A	1,711,730

		13,166,749

	Chemicals — 3.1%
59,825	FMC Corp.	5,971,732
59,200	LyondellBasell Industries NV, Class A	5,593,216

		11,564,948

	Commercial Services & Supplies — 1.8%
75,150	Brink’s Co. (The)	6,814,602

	Construction & Engineering — 1.5%
306,150	WillScot Corp.(a)	5,660,714

	Consumer Finance — 0.7%
74,550	Synchrony Financial	2,684,546

	Containers & Packaging — 3.3%
27,600	AptarGroup, Inc.	3,191,112
27,300	Avery Dennison Corp.	3,571,386
74,225	Crown Holdings, Inc.(a)	5,384,281

		12,146,779

	Distributors — 0.5%
8,155	POOL CORP.	1,731,959

	Diversified Consumer Services — 3.3%
39,275	Grand Canyon Education, Inc.(a)	3,762,152
277,000	Laureate Education, Inc., Class A(a)	4,877,970
97,550	ServiceMaster Global Holdings, Inc.(a)	3,771,283

		12,411,405

	Electric Utilities — 4.2%
128,825	Evergy, Inc.	8,385,219
85,275	Eversource Energy	7,254,344

		15,639,563

	Electrical Equipment — 3.3%
48,475	AMETEK, Inc.	4,834,896

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — continued
24,850	Hubbell, Inc.	$3,673,327
151,850	nVent Electric PLC	3,884,323

		12,392,546

	Electronic Equipment, Instruments & Components — 1.9%
12,875	CDW Corp.	1,839,065
50,000	Keysight Technologies, Inc.(a)	5,131,500

		6,970,565

	Energy Equipment & Services — 1.1%
159,200	Baker Hughes Co.	4,080,296

	Entertainment — 1.2%
40,175	Electronic Arts, Inc.(a)	4,319,214

	Health Care Equipment & Supplies — 3.0%
14,230	Cooper Cos., Inc. (The)	4,571,957
91,725	Hologic, Inc.(a)	4,788,962
11,650	West Pharmaceutical Services, Inc.	1,751,344

		11,112,263

	Health Care Providers & Services — 1.9%
112,575	Centene Corp.(a)	7,077,590

	Hotels, Restaurants & Leisure — 1.4%
120,850	Aramark	5,244,890

	Independent Power & Renewable Electricity Producers — 3.5%
185,275	Atlantica Yield PLC	4,889,407
361,350	Vistra Energy Corp.	8,307,437

		13,196,844

	Insurance — 5.7%
69,325	Allstate Corp. (The)	7,795,596
48,475	Arthur J. Gallagher & Co.	4,616,274
70,550	Athene Holding Ltd., Class A(a)	3,317,967
32,825	Reinsurance Group of America, Inc.	5,352,444

		21,082,281

	IT Services — 13.1%
18,710	Alliance Data Systems Corp.	2,099,262
63,500	Booz Allen Hamilton Holding Corp.	4,516,755
38,340	CACI International, Inc., Class A(a)	9,584,617
65,025	Fidelity National Information Services, Inc.	9,044,327
84,675	Fiserv, Inc.(a)	9,790,970
46,025	Global Payments, Inc.	8,402,324
69,025	MAXIMUS, Inc.	5,134,770

		48,573,025

	Life Sciences Tools & Services — 3.1%
45,400	Agilent Technologies, Inc.	3,873,074

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — continued
50,687	IQVIA Holdings, Inc.(a)	$7,831,648

		11,704,722

	Machinery — 2.4%
41,100	Oshkosh Corp.	3,890,115
89,575	Timken Co. (The)	5,043,968

		8,934,083

	Media — 3.5%
109,825	Nexstar Media Group, Inc., Class A	12,876,981

	Metals & Mining — 1.1%
302,150	Constellium SE(a)	4,048,810

	Multi-Utilities — 5.7%
92,650	Ameren Corp.	7,115,520
113,500	CMS Energy Corp.	7,132,340
77,000	WEC Energy Group, Inc.	7,101,710

		21,349,570

	Multiline Retail — 1.0%
23,325	Dollar General Corp.	3,638,234

	Oil, Gas & Consumable Fuels — 3.8%
48,475	Pioneer Natural Resources Co.	7,337,661
499,700	WPX Energy, Inc.(a)	6,865,878

		14,203,539

	REITs – Diversified — 0.9%
214,125	New Residential Investment Corp.	3,449,554

	REITs – Warehouse/Industrials — 1.8%
104,000	CyrusOne, Inc.	6,804,720

	Semiconductors & Semiconductor Equipment — 2.4%
34,050	Analog Devices, Inc.	4,046,502
95,100	Entegris, Inc.	4,763,559

		8,810,061

	Software — 4.0%
47,550	Check Point Software Technologies Ltd.(a)	5,276,148
12,275	RingCentral, Inc., Class A(a)	2,070,424
400,000	SolarWinds Corp.(a)	7,420,000

		14,766,572

	Thrifts & Mortgage Finance — 2.4%
55,825	Essent Group Ltd.	2,902,342
207,375	MGIC Investment Corp.	2,938,504
118,725	Radian Group, Inc.	2,987,121

		8,827,967

	Total Common Stocks (Identified Cost $300,966,313)	368,200,407

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.8%
$2,968,895	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $2,969,044 on 1/02/2020 collateralized by $2,695,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $3,028,396 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,968,895)	$2,968,895

	Total Investments — 99.7% (Identified Cost $303,935,208)	371,169,302
	Other assets less liabilities — 0.3%	1,163,188

	Net Assets — 100.0%	$372,332,490

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

IT Services	13.1%
Banks	5.7
Multi-Utilities	5.7
Insurance	5.7
Electric Utilities	4.2
Software	4.0
Oil, Gas & Consumable Fuels	3.8
Independent Power & Renewable Electricity Producers	3.5
Capital Markets	3.5
Media	3.5
Diversified Consumer Services	3.3
Electrical Equipment	3.3
Containers & Packaging	3.3
Life Sciences Tools & Services	3.1
Chemicals	3.1
Health Care Equipment & Supplies	3.0
Machinery	2.4
Thrifts & Mortgage Finance	2.4
Semiconductors & Semiconductor Equipment	2.4
Beverages	2.0
Other Investments, less than 2% each	17.9
Short-Term Investments	0.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

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|  50

Statements of Assets and Liabilities

December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$17,972,196	$231,754,817	$644,957,372
Net unrealized appreciation (depreciation)	1,171,891	51,611,747	(46,935,950)

Investments at value	19,144,087	283,366,564	598,021,422
Cash	—	—	57
Foreign currency at value (identified cost $0, $0 and $38,434, respectively)	—	—	38,654
Receivable for Fund shares sold	10,118	904,916	448,959
Receivable from investment adviser (Note 6)	3,042	—	—
Receivable for securities sold	—	—	484,645
Dividends and interest receivable	244,573	108,113	18,570
Tax reclaims receivable	—	95,492	2,165,510
Prepaid expenses (Note 8)	1	14	28

TOTAL ASSETS	19,401,821	284,475,099	601,177,845

LIABILITIES
Payable for securities purchased	228,780	—	523,624
Payable for Fund shares redeemed	5,791	219,801	1,915,394
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	70,259
Foreign taxes payable (Note 2)	—	—	123,175
Distributions payable	17,361	—	—
Management fees payable (Note 6)	—	165,456	393,168
Deferred Trustees’ fees (Note 6)	55,582	549,423	92,427
Administrative fees payable (Note 6)	704	10,599	22,259
Payable to distributor (Note 6d)	51	1,772	8,122
Other accounts payable and accrued expenses	68,548	90,333	193,247

TOTAL LIABILITIES	376,817	1,037,384	3,341,675

NET ASSETS	$19,025,004	$283,437,715	$597,836,170

NET ASSETS CONSIST OF:
Paid-in capital	$18,427,937	$232,632,914	$694,656,195
Accumulated earnings (loss)	597,067	50,804,801	(96,820,025)

NET ASSETS	$19,025,004	$283,437,715	$597,836,170

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$7,566,512	$181,416,615	$172,906,246

Shares of beneficial interest	728,865	8,081,453	12,689,449

Net asset value and redemption price per share	$10.38	$22.45	$13.63

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.70	$23.82	$14.46

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,419,637	$54,383,992	$179,533,096

Shares of beneficial interest	136,714	2,875,089	13,387,094

Net asset value and offering price per share	$10.38	$18.92	$13.41

Class N shares:
Net assets	$—	$801,213	$810,891

Shares of beneficial interest	—	33,691	59,807

Net asset value, offering and redemption price per share	$—	$23.78	$13.56

Class Y shares:
Net assets	$10,038,855	$46,835,895	$244,585,937

Shares of beneficial interest	965,623	1,972,047	18,041,625

Net asset value, offering and redemption price per share	$10.40	$23.75	$13.56

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$101,178,549	$303,935,208
Net unrealized appreciation	12,888,655	67,234,094

Investments at value	114,067,204	371,169,302
Cash	11	—
Receivable for Fund shares sold	25,802	1,649,007
Dividends and interest receivable	66,822	250,336
Prepaid expenses (Note 8)	5	19

TOTAL ASSETS	114,159,844	373,068,664

LIABILITIES
Payable for securities purchased	251,862	—
Payable for Fund shares redeemed	90,466	227,406
Management fees payable (Note 6)	71,875	232,564
Deferred Trustees’ fees (Note 6)	181,416	154,742
Administrative fees payable (Note 6)	4,070	12,951
Payable to distributor (Note 6d)	966	4,371
Other accounts payable and accrued expenses	81,233	104,140

TOTAL LIABILITIES	681,888	736,174

NET ASSETS	$113,477,956	$372,332,490

NET ASSETS CONSIST OF:
Paid-in capital	$102,170,961	$301,754,217
Accumulated earnings	11,306,995	70,578,273

NET ASSETS	$113,477,956	$372,332,490

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$67,524,857	$33,433,638

Shares of beneficial interest	4,370,758	1,491,385

Net asset value and redemption price per share	$15.45	$22.42

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$16.39	$23.79

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,449,797	$21,932,439

Shares of beneficial interest	184,875	1,041,586

Net asset value and offering price per share	$7.84	$21.06

Class N shares:
Net assets	$21,251	$18,261,630

Shares of beneficial interest	1,312	805,860

Net asset value, offering and redemption price per share	$16.20	$22.66

Class Y shares:
Net assets	$44,482,051	$298,704,783

Shares of beneficial interest	2,746,942	13,162,660

Net asset value, offering and redemption price per share	$16.19	$22.69

See accompanying notes to financial statements.

|  54

Statements of Operations

For the Year Ended December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$31,368	$5,473,081 (a)	$27,615,008 (b)
Non-cash dividends (Note 2b)	—	352,443	1,267,333
Interest	579,869	187,859	134,346
Less net foreign taxes withheld	—	(1,493)	(2,471,787)

	611,237	6,011,890	26,544,900

Expenses
Management fees (Note 6)	81,140	2,024,486	5,285,519
Service and distribution fees (Note 6)	31,762	1,014,866	2,606,623
Administrative fees (Note 6)	8,937	130,418	285,779
Trustees’ fees and expenses (Note 6)	21,393	77,586	43,416
Transfer agent fees and expenses (Notes 6 and 7)	11,085	263,379	652,725
Audit and tax services fees	52,346	40,776	42,143
Custodian fees and expenses	5,225	12,850	180,308
Legal fees (Note 8)	47,606	8,496	18,087
Registration fees	61,446	92,607	88,823
Shareholder reporting expenses	12,406	27,914	59,535
Miscellaneous expenses (Note 8)	21,972	32,701	80,197

Total expenses	355,318	3,726,079	9,343,155
Less waiver and/or expense reimbursement (Note 6)	(232,273)	(2,413)	(4,513)

Net expenses	123,045	3,723,666	9,338,642

Net investment income	488,192	2,288,224	17,206,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	156,434	14,578,257	(16,726,400)
Forward foreign currency contracts (Note 2d)	—	—	826,022
Foreign currency transactions (Note 2c)	—	—	42,014
Net change in unrealized appreciation (depreciation) on:
Investments	682,883	50,910,323	137,040,346
Forward foreign currency contracts (Note 2d)	—	—	(561,459)
Foreign currency translations (Note 2c)	—	—	(31,191)

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	839,317	65,488,580	120,589,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,327,509	$67,776,804	$137,795,590

(a)	Includes a non-recurring dividend of $712,261.
(b)	Includes a non-recurring dividend of $4,169,677.

See accompanying notes to financial statements.

55  |

Statements of Operations (continued)

For the Year Ended December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$1,848,929	$5,925,174
Interest	62,839	212,893
Less net foreign taxes withheld	—	(9,495)

	1,911,768	6,128,572

Expenses
Management fees (Note 6)	1,138,555	3,346,992
Service and distribution fees (Note 6)	199,126	309,564
Administrative fees (Note 6)	55,743	184,437
Trustees’ fees and expenses (Note 6)	35,178	43,200
Transfer agent fees and expenses (Notes 6 and 7)	144,102	362,614
Audit and tax services fees	40,784	41,738
Custodian fees and expenses	15,446	22,931
Interest expense (Note 9)	—	48,098
Legal fees (Note 8)	3,319	12,090
Registration fees	75,231	92,902
Shareholder reporting expenses	14,421	32,933
Miscellaneous expenses (Note 8)	27,801	30,282

Total expenses	1,749,706	4,527,781
Less waiver and/or expense reimbursement (Note 6)	(95,991)	(96,662)

Net expenses	1,653,715	4,431,119

Net investment income	258,053	1,697,453

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	3,647,835	26,643,511
Net change in unrealized appreciation (depreciation) on:
Investments	24,895,047	96,669,546

Net realized and unrealized gain on investments	28,542,882	123,313,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,800,935	$125,010,510

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets

	Loomis Sayles Intermediate Municipal Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$488,192	$646,589
Net realized gain (loss) on investments	156,434	(22,955)
Net change in unrealized appreciation (depreciation) on investments	682,883	(735,309)

Net increase (decrease) in net assets resulting from operations	1,327,509	(111,675)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(157,363)	(153,865)
Class C	(23,074)	(30,521)
Class Y	(307,772)	(484,050)

Total distributions	(488,209)	(668,436)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(4,018,800)	(14,374,067)

Net decrease in net assets	(3,179,500)	(15,154,178)
NET ASSETS
Beginning of the year	22,204,504	37,358,682

End of the year	$19,025,004	$22,204,504

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,288,224	$1,069,674
Net realized gain on investments	14,578,257	32,340,899
Net change in unrealized appreciation (depreciation) on investments	50,910,323	(79,134,938)

Net increase (decrease) in net assets resulting from operations	67,776,804	(45,724,365)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,820,039)	(16,729,106)
Class C	(5,798,979)	(5,776,265)
Class N	(37,043)	(783)
Class Y	(5,261,958)	(5,137,882)

Total distributions	(27,918,019)	(27,644,036)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(28,613,857)	29,541,538

Net increase (decrease) in net assets	11,244,928	(43,826,863)
NET ASSETS
Beginning of the year	272,192,787	316,019,650

End of the year	$283,437,715	$272,192,787

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$17,206,258	$16,259,770
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(15,858,364)	50,075,433
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	136,447,696	(341,618,930)

Net increase (decrease) in net assets resulting from operations	137,795,590	(275,283,727)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,093,122)	(12,193,845)
Class C	(4,034,677)	(7,685,820)
Class N	(27,558)	(36,370)
Class Y	(8,066,849)	(10,861,877)

Total distributions	(17,222,206)	(30,777,912)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(208,787,046)	(147,874,002)

Net decrease in net assets	(88,213,662)	(453,935,641)
NET ASSETS
Beginning of the year	686,049,832	1,139,985,473

End of the year	$597,836,170	$686,049,832

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$258,053	$247,839
Net realized gain on investments	3,647,835	23,578,542
Net change in unrealized appreciation (depreciation) on investments	24,895,047	(48,703,398)

Net increase (decrease) in net assets resulting from operations	28,800,935	(24,877,017)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(475,801)	(15,434,632)
Class C	(18,939)	(1,814,602)
Class N	(194)	(200)
Class Y	(411,969)	(16,863,125)

Total distributions	(906,903)	(34,112,559)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(42,810,460)	(99,064,102)

Net decrease in net assets	(14,916,428)	(158,053,678)
NET ASSETS
Beginning of the year	128,394,384	286,448,062

End of the year	$113,477,956	$128,394,384

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$1,697,453	$5,677,254
Net realized gain on investments	26,643,511	30,646,121
Net change in unrealized appreciation (depreciation) on investments	96,669,546	(163,168,095)

Net increase (decrease) in net assets resulting from operations	125,010,510	(126,844,720)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(293,257)	(4,208,463)
Class C	(183,363)	(2,370,741)
Class N	(212,174)	(6,683,144)
Class Y	(3,167,841)	(47,408,833)

Total distributions	(3,856,635)	(60,671,181)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(340,544,321)	(244,014,953)

Net decrease in net assets	(219,390,446)	(431,530,854)
NET ASSETS
Beginning of the year	591,722,936	1,023,253,790

End of the year	$372,332,490	$591,722,936

See accompanying notes to financial statements.

61  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.97	$10.17	$9.89	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.22	0.19	0.12	0.13
Net realized and unrealized gain (loss)	0.41	(0.19)	0.28	(0.20)	0.10

Total from Investment Operations	0.65	0.03	0.47	(0.08)	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.23)	(0.19)	(0.12)	(0.14)

Net asset value, end of the period	$10.38	$9.97	$10.17	$9.89	$10.09

Total return(b)(c)	6.54%	0.33%	4.77%	(0.79)%	2.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,567	$6,019	$6,004	$5,474	$6,427
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.74	%(e)
Gross expenses	1.84%	1.30%	1.10%	0.88%	1.12%
Net investment income	2.31%	2.24%	1.87%	1.19%	1.27%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.98	$10.18	$9.90	$10.09	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.15	0.11	0.04	0.05
Net realized and unrealized gain (loss)	0.40	(0.19)	0.28	(0.18)	0.11

Total from Investment Operations	0.56	(0.04)	0.39	(0.14)	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.16)	(0.11)	(0.05)	(0.06)

Net asset value, end of the period	$10.38	$9.98	$10.18	$9.90	$10.09

Total return(b)(c)	5.64%	(0.42)%	3.98%	(1.44)%	1.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,420	$1,675	$2,395	$4,015	$6,355
Net expenses(d)	1.45%	1.45%	1.45%	1.45%	1.49	%(e)
Gross expenses	2.60%	2.05%	1.83%	1.63%	1.88%
Net investment income	1.57%	1.49%	1.10%	0.44%	0.52%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.99	$10.19	$9.90	$10.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.25	0.21	0.15	0.15
Net realized and unrealized gain (loss)	0.41	(0.20)	0.29	(0.20)	0.11

Total from Investment Operations	0.67	0.05	0.50	(0.05)	0.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.25)	(0.21)	(0.15)	(0.16)

Net asset value, end of the period	$10.40	$9.99	$10.19	$9.90	$10.10

Total return(b)	6.80%	0.58%	5.13%	(0.55)%	2.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,039	$14,510	$28,960	$49,179	$66,713
Net expenses(c)	0.45%	0.45%	0.45%	0.45%	0.49	%(d)
Gross expenses	1.60%	1.04%	0.83%	0.63%	0.85%
Net investment income	2.57%	2.47%	2.09%	1.44%	1.48%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$19.44		$24.72	$21.37	$18.79	$20.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	(b)	0.10	0.11	0.16	0.14
Net realized and unrealized gain (loss)	4.93		(3.28)	4.28	3.20	(1.02)

Total from Investment Operations	5.11		(3.18)	4.39	3.36	(0.88)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.08)	(0.10)	(0.16)	(0.13)
Net realized capital gains	(1.89)		(2.02)	(0.94)	(0.62)	(0.63)

Total Distributions	(2.10)		(2.10)	(1.04)	(0.78)	(0.76)

Net asset value, end of the period	$22.45		$19.44	$24.72	$21.37	$18.79

Total return(c)	26.77	%(b)	(13.01)%	20.75%	18.37%	(4.41)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$181,417		$164,748	$203,792	$173,036	$173,925
Net expenses	1.17%		1.13%	1.18%	1.18%	1.14%
Gross expenses	1.17%		1.13%	1.18%	1.18%	1.14%
Net investment income	0.85	%(b)	0.41%	0.48%	0.82%	0.68%
Portfolio turnover rate	15%		39%	16%	16%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$16.66		$21.58	$18.83		$16.65	$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(b)	(0.07)	(0.05)		0.01	(0.01)
Net realized and unrealized gain (loss)	4.20		(2.83)	3.74		2.80	(0.90)

Total from Investment Operations	4.22		(2.90)	3.69		2.81	(0.91)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—	(0.00	)(c)	(0.01)	(0.00	)(c)
Net realized capital gains	(1.89)		(2.02)	(0.94)		(0.62)	(0.63)

Total Distributions	(1.96)		(2.02)	(0.94)		(0.63)	(0.63)

Net asset value, end of the period	$18.92		$16.66	$21.58		$18.83	$16.65

Total return(d)	25.82	%(b)	(13.63)%	19.85%		17.45%	(5.07)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$54,384		$53,606	$62,272		$55,910	$70,616
Net expenses	1.92%		1.88%	1.93%		1.93%	1.89%
Gross expenses	1.92%		1.88%	1.93%		1.93%	1.89%
Net investment income (loss)	0.12	%(b)	(0.33)%	(0.27)%		0.09%	(0.07)%
Portfolio turnover rate	15%		39%	16%		16%	23%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	(b)	0.22	0.14
Net realized and unrealized gain (loss)	5.25		(3.45)	3.44

Total from Investment Operations	5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.17)	(0.17)
Net realized capital gains	(1.89)		(2.02)	(0.63)

Total Distributions	(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$23.78		$20.49	$25.91

Total return(c)	27.16	%(b)	(12.60)%	15.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$801		$10	$1
Net expenses(e)	0.83%		0.75%	0.75	%(f)
Gross expenses	1.25%		3.79%	13.79	%(f)
Net investment income	0.93	%(b)	0.88%	0.84	%(f)
Portfolio turnover rate	15%		39%	16	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$20.46		$25.90	$22.34	$19.60	$21.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	(b)	0.17	0.17	0.21	0.19
Net realized and unrealized gain (loss)	5.17		(3.44)	4.48	3.36	(1.06)

Total from Investment Operations	5.44		(3.27)	4.65	3.57	(0.87)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.15)	(0.15)	(0.21)	(0.18)
Net realized capital gains	(1.89)		(2.02)	(0.94)	(0.62)	(0.63)

Total Distributions	(2.15)		(2.17)	(1.09)	(0.83)	(0.81)

Net asset value, end of the period	$23.75		$20.46	$25.90	$22.34	$19.60

Total return	27.06	%(b)(c)	(12.76)%	21.05%	18.69%	(4.18)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$46,836		$53,829	$49,955	$26,252	$21,696
Net expenses	0.91	%(d)	0.88%	0.93%	0.92%	0.89%
Gross expenses	0.92%		0.88%	0.93%	0.92%	0.89%
Net investment income	1.16	%(b)	0.68%	0.71%	1.05%	0.92%
Portfolio turnover rate	15%		39%	16%	16%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.29		$15.58	$12.15	$11.47	$12.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	(b)	0.25	0.18	0.17	0.15
Net realized and unrealized gain (loss)	2.38		(4.02)	3.41	0.76	(0.80)

Total from Investment Operations	2.75		(3.77)	3.59	0.93	(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)		(0.29)	(0.16)	(0.21)	(0.20)
Net realized capital gains	—		(0.23)	—	(0.04)	(0.12)

Total Distributions	(0.41)		(0.52)	(0.16)	(0.25)	(0.32)

Net asset value, end of the period	$13.63		$11.29	$15.58	$12.15	$11.47

Total return(c)	24.35	%(b)	(24.15)%	29.56%	8.19%	(5.35)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$172,906		$257,551	$603,988	$533,112	$722,805
Net expenses	1.29%		1.31%	1.32%	1.34%	1.31%
Gross expenses	1.29%		1.31%	1.32%	1.34%	1.31%
Net investment income	2.91	%(b)	1.72%	1.28%	1.54%	1.17%
Portfolio turnover rate	28%		50%	40%	41%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.11		$15.30	$11.96	$11.29	$12.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	(b)	0.13	0.06	0.08	0.05
Net realized and unrealized gain (loss)	2.34		(3.92)	3.35	0.74	(0.78)

Total from Investment Operations	2.60		(3.79)	3.41	0.82	(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.17)	(0.07)	(0.11)	(0.11)
Net realized capital gains	—		(0.23)	—	(0.04)	(0.12)

Total Distributions	(0.30)		(0.40)	(0.07)	(0.15)	(0.23)

Net asset value, end of the period	$13.41		$11.11	$15.30	$11.96	$11.29

Total return(c)	23.44	%(b)	(24.74)%	28.55%	7.36%	(6.08)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$179,533		$212,618	$363,018	$255,249	$341,959
Net expenses	2.04%		2.07%	2.07%	2.09%	2.06%
Gross expenses	2.04%		2.07%	2.07%	2.09%	2.06%
Net investment income	2.09	%(b)	0.94%	0.42%	0.73%	0.39%
Portfolio turnover rate	28%		50%	40%	41%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund— Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	(b)	0.28	0.15
Net realized and unrealized gain (loss)	2.45		(4.02)	1.66

Total from Investment Operations	2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)		(0.36)	(0.21)
Net realized capital gains	—		(0.23)	—

Total Distributions	(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$13.56		$11.25	$15.58

Total return(c)	24.75	%(b)	(23.94)%	12.96	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$811		$758	$1
Net expenses(e)	0.94%		0.99%	0.92	%(f)
Gross expenses	1.08%		1.02%	25.21	%(f)
Net investment income	2.56	%(b)	2.04%	1.54	%(f)
Portfolio turnover rate	28%		50%	40	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund— Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	(b)	0.26	0.00	(c)
Net realized and unrealized gain (loss)	2.40		(3.99)	1.79

Total from Investment Operations	2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		(0.35)	(0.21)
Net realized capital gains	—		(0.23)	—

Total Distributions	(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$13.56		$11.25	$15.56

Total return	24.64	%(b)	(23.93)%	12.79	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$244,586		$215,123	$172,978
Net expenses	1.04%		1.07%	1.07	%(e)
Gross expenses	1.04%		1.07%	1.07	%(e)
Net investment income	2.91	%(b)	1.85%	0.03	%(e)
Portfolio turnover rate	28%		50%	40	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(c)	Amount rounds to less than $0.01 per share.
(d)	Periods less than one year are not annualized.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$12.48		$18.71		$19.79		$17.74	$20.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		0.01		(0.01)		0.02	0.06	(b)
Net realized and unrealized gain (loss)	3.06		(2.76)		1.21		3.49	(0.07)

Total from Investment Operations	3.08		(2.75)		1.20		3.51	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(c)	(0.00	)(c)	(0.01)	(0.04)
Net realized capital gains	(0.08)		(3.48)		(2.28)		(1.45)	(2.86)

Total Distributions	(0.11)		(3.48)		(2.28)		(1.46)	(2.90)

Net asset value, end of the period	$15.45		$12.48		$18.71		$19.79	$17.74

Total return(d)	24.66	%(e)	(14.84)%		6.28%		20.24%	(0.29	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,525		$66,376		$93,751		$106,447	$103,092
Net expenses	1.40	%(f)(g)	1.38%		1.36%		1.35%	1.35%
Gross expenses	1.47%		1.38%		1.36%		1.35%	1.35%
Net investment income (loss)	0.12%		0.03%		(0.03)%		0.11%	0.26	%(b)
Portfolio turnover rate	61%		70%		92%		74%	62%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$6.41		$11.67		$13.26		$12.39	$15.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)		(0.09)		(0.10)		(0.08)	(0.08	)(b)
Net realized and unrealized gain (loss)	1.57		(1.69)		0.79		2.40	(0.03)

Total from Investment Operations	1.52		(1.78)		0.69		2.32	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.00	)(c)	(0.00	)(c)	—	—
Net realized capital gains	(0.08)		(3.48)		(2.28)		(1.45)	(2.86)

Total Distributions	(0.09)		(3.48)		(2.28)		(1.45)	(2.86)

Net asset value, end of the period	$7.84		$6.41		$11.67		$13.26	$12.39

Total return(d)	23.69	%(e)	(15.51)%		5.50%		19.32%	(1.02	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,450		$3,480		$15,756		$20,379	$21,188
Net expenses	2.16	%(f)(g)	2.12%		2.11%		2.10%	2.10%
Gross expenses	2.23%		2.12%		2.11%		2.10%	2.10%
Net investment loss	(0.68)%		(0.83)%		(0.79)%		(0.64)%	(0.48	)%(b)
Portfolio turnover rate	61%		70%		92%		74%	62%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund— Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.08	0.07
Net realized and unrealized gain (loss)	3.20		(2.86)	1.35

Total from Investment Operations	3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.03)	(0.02)
Net realized capital gains	(0.08)		(3.48)	(1.58)

Total Distributions	(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$16.20		$13.08	$19.37

Total return(b)	25.08%		(14.48)%	7.17	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21		$1	$1
Net expenses(d)	1.03	%(e)	0.96%	0.96	%(f)
Gross expenses	11.80%		15.17%	14.68	%(f)
Net investment income	0.52%		0.43%	0.56	%(f)
Portfolio turnover rate	61%		70%	92	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$13.08		$19.37	$20.36	$18.21	$21.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.04	0.05	0.07	0.11	(b)
Net realized and unrealized gain (loss)	3.21		(2.84)	1.25	3.59	(0.07)

Total from Investment Operations	3.26		(2.80)	1.30	3.66	0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.01)	(0.01)	(0.06)	(0.10)
Net realized capital gains	(0.08)		(3.48)	(2.28)	(1.45)	(2.86)

Total Distributions	(0.15)		(3.49)	(2.29)	(1.51)	(2.96)

Net asset value, end of the period	$16.19		$13.08	$19.37	$20.36	$18.21

Total return	24.88	%(c)	(14.61)%	6.60%	20.53%	(0.05	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$44,482		$58,538	$176,940	$183,145	$179,322
Net expenses	1.15	%(d)(e)	1.12%	1.11%	1.10%	1.10%
Gross expenses	1.23%		1.12%	1.11%	1.10%	1.10%
Net investment income	0.35%		0.22%	0.23%	0.36%	0.50	%(b)
Portfolio turnover rate	61%		70%	92%	74%	62%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.37		$22.65	$20.55		$20.04	$21.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.09	0.17	(b)	0.07	0.03	(c)
Net realized and unrealized gain (loss)	5.21		(3.71)	2.48		1.05	(0.79)

Total from Investment Operations	5.24		(3.62)	2.65		1.12	(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.15)	(0.18)		(0.05)	(0.02)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.19)		(1.66)	(0.55)		(0.61)	(0.49)

Net asset value, end of the period	$22.42		$17.37	$22.65		$20.55	$20.04

Total return(d)	30.21	%(e)	(16.10)%	12.93	%(b)	5.85%	(3.66	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,434		$43,769	$67,186		$87,536	$142,833
Net expenses	1.25	%(f)(g)(h)	1.24%	1.22%		1.23%	1.23%
Gross expenses	1.28	%(g)	1.24%	1.22%		1.23%	1.23%
Net investment income	0.16%		0.42%	0.77	%(b)	0.35%	0.16	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$16.43		$21.50	$19.51		$19.16		$20.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.10)		(0.08)	0.00	(b)(c)	(0.07)		(0.13	)(d)
Net realized and unrealized gain (loss)	4.90		(3.48)	2.36		0.98		(0.75)

Total from Investment Operations	4.80		(3.56)	2.36		0.91		(0.88)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—	—		(0.00	)(b)	—
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)		(0.47)

Total Distributions	(0.17)		(1.51)	(0.37)		(0.56)		(0.47)

Net asset value, end of the period	$21.06		$16.43	$21.50		$19.51		$19.16

Total return(e)	29.25	%(j)	(16.71)%	12.11	%(c)	5.03%		(4.39	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,932		$23,967	$47,559		$68,923		$89,284
Net expenses	1.99	%(f)(g)(h)	1.98%	1.97%		1.98%		1.98%
Gross expenses	2.02	%(g)	1.98%	1.97%		1.98%		1.98%
Net investment income (loss)	(0.50)%		(0.36)%	0.00	%(c)(i)	(0.38)%		(0.61	)%(d)
Portfolio turnover rate	52%		44%	42%		57%		32%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%. See Note 6 of Notes to Financial Statements.
(i)	Amount rounds to less than 0.01%.
(j)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.54		$22.87	$20.75		$20.26	$21.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.17	0.25	(b)	0.16	0.11	(c)
Net realized and unrealized gain (loss)	5.27		(3.75)	2.51		1.04	(0.81)

Total from Investment Operations	5.38		(3.58)	2.76		1.20	(0.70)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.24)	(0.27)		(0.15)	(0.07)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.26)		(1.75)	(0.64)		(0.71)	(0.54)

Net asset value, end of the period	$22.66		$17.54	$22.87		$20.75	$20.26

Total return	30.67	%(g)	(15.78)%	13.31	%(b)	6.21%	(3.35	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$18,262		$70,902	$134,205		$148,365	$65,010
Net expenses	0.92	%(d)(e)(f)	0.88%	0.88%		0.88%	0.89%
Gross expenses	0.93	%(e)	0.88%	0.88%		0.88%	0.89%
Net investment income	0.51%		0.76%	1.16	%(b)	0.78%	0.50	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.

(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%. See Note 6 of Notes to Financial Statements.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.57		$22.89	$20.77		$20.27	$21.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.15	0.23	(b)	0.12	0.09	(c)
Net realized and unrealized gain (loss)	5.26		(3.75)	2.51		1.07	(0.82)

Total from Investment Operations	5.36		(3.60)	2.74		1.19	(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.21)	(0.25)		(0.13)	(0.05)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.24)		(1.72)	(0.62)		(0.69)	(0.52)

Net asset value, end of the period	$22.69		$17.57	$22.89		$20.77	$20.27

Total return	30.52	%(g)	(15.85)%	13.19	%(b)	6.14%	(3.47	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$298,705		$453,085	$774,304		$903,545	$1,133,634
Net expenses	1.00	%(d)(e)(f)	0.99%	0.97%		0.98%	0.98%
Gross expenses	1.02	%(e)	0.99%	0.97%		0.98%	0.98%
Net investment income	0.48%		0.66%	1.04	%(b)	0.62%	0.39	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.

(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%. See Note 6 of Notes to Financial Statements.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Loomis Sayles Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund also offer Class N shares.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 3.00% for Intermediate Municipal Bond Fund and 5.75% for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each

81  |

Notes to Financial Statements (continued)

December 31, 2019

of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to the class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for each Fund are borne collectively for Class A, Class C and Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an

|  82

Notes to Financial Statements (continued)

December 31, 2019

independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2019, securities held by Natixis Oakmark International Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$524,036,550	87.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax,

83  |

Notes to Financial Statements (continued)

December 31, 2019

if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

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Notes to Financial Statements (continued)

December 31, 2019

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and

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December 31, 2019

Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, return of capital distributions received, distributions in excess of income and/or capital gain, foreign currency gains and losses and capital gains taxes. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and forward foreign currency contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$3,751	$484,458	$—	$488,209
Natixis Oakmark Fund	2,339,088	—	25,578,931	27,918,019
Natixis Oakmark International Fund	17,222,206	—	—	17,222,206
Small Cap Value Fund	348,253	—	558,650	906,903
Value Opportunity Fund	996,088	—	2,860,547	3,856,635

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December 31, 2019

	2018 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$5,716	$662,720	$—	$668,436
Natixis Oakmark Fund	2,211,730	—	25,432,306	27,644,036
Natixis Oakmark International Fund	16,730,811	—	14,047,101	30,777,912
Small Cap Value Fund	6,205,741	—	27,906,818	34,112,559
Value Opportunity Fund	6,805,023	—	53,866,158	60,671,181

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$—	$—	$—	$1,799	$—
Undistributed tax exempt income	8,541	—	—	—	—
Undistributed long-term capital gains	—	388,836	—	614,435	8,939,388

Total undistributed earnings	8,541	388,836	—	616,234	8,939,388

Capital loss carryforward:
Short-term:
No expiration date	(527,783)	—	—	—	—
Long-term:
No expiration date	—	—	(32,773,225)	—	—

Total capital loss carryforward	(527,783)	—	(32,773,225)	—	—

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December 31, 2019

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Late-year ordinary and post-October capital loss deferrals*	$—	$—	$(62,337)	$—	$—

Unrealized appreciation (depreciation)	1,171,891	50,965,388	(63,892,037)	10,872,177	61,793,627

Total accumulated earnings (losses)	$652,649	$51,354,224	$(96,727,599)	$11,488,411	$70,733,015

Capital loss carryforward utilized in the current year	$156,434	$—	$—	$—	$—

*

Under current tax law, capital losses, foreign currency losses and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Natixis Oakmark International Fund is deferring foreign currency losses.

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Federal tax cost	$17,972,196	$232,401,176	$661,742,810	$103,195,027	$309,375,675

Gross tax appreciation	$1,172,513	$67,293,746	$31,980,766	$13,318,717	$67,371,201
Gross tax depreciation	(622)	(16,328,358)	(95,702,480)	(2,446,540)	(5,577,574)

Net tax appreciation (depreciation)	$1,171,891	$50,965,388	$(63,721,714)	$10,872,177	$61,793,627

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

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Notes to Financial Statements (continued)

December 31, 2019

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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December 31, 2019

j.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$17,706,061	$—	$17,706,061
Exchange-Traded Funds	842,000	—	—	842,000
Short-Term Investments	—	596,026	—	596,026

Total	$842,000	$18,302,087	$—	$19,144,087

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$278,183,079	$—	$—	$278,183,079
Short-Term Investments	—	5,183,485	—	5,183,485

Total	$278,183,079	$5,183,485	$—	$283,366,564

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$14,128,158	$—	$14,128,158
China	10,264,633	4,036,579	—	14,301,212
Finland	—	4,732,328	—	4,732,328
France	—	67,828,135	—	67,828,135
Germany	—	107,533,426	—	107,533,426
India	—	3,889,823	—	3,889,823
Indonesia	—	4,770,005	—	4,770,005
Italy	—	21,566,886	—	21,566,886
Japan	—	20,526,486	—	20,526,486
Korea	—	18,370,612	—	18,370,612
Netherlands	—	13,733,424	—	13,733,424
South Africa	—	11,837,399	—	11,837,399
Sweden	—	35,707,391	—	35,707,391
Switzerland	—	71,850,687	—	71,850,687
Taiwan	—	1,494,156	—	1,494,156
United Kingdom	10,195,607	117,758,284	—	127,953,891
United States	1,045,443	4,272,771	—	5,318,214
All Other Common Stocks(a)	37,343,713	—	—	37,343,713

Total Common Stocks	58,849,396	524,036,550	—	582,885,946

Preferred Stocks(a)	—	2,561,851	—	2,561,851
Short-Term Investments	—	12,573,625	—	12,573,625

Total	$58,849,396	$539,172,026	$—	$598,021,422

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Notes to Financial Statements (continued)

December 31, 2019

Natixis Oakmark International Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(70,259)	$—	$(70,259)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$107,943,697	$—	$—	$107,943,697
Exchange-Traded Funds	5,528,940	—	—	5,528,940
Short-Term Investments	—	594,567	—	594,567

Total	$113,472,637	$594,567	$—	$114,067,204

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$368,200,407	$—	$—	$368,200,407
Short-Term Investments	—	2,968,895	—	2,968,895

Total	$368,200,407	$2,968,895	$—	$371,169,302

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the

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Notes to Financial Statements (continued)

December 31, 2019

year ended December 31, 2019, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(70,259)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$826,022

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(561,459)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	2.40%
Highest Notional Amount Outstanding	4.16%
Lowest Notional Amount Outstanding	0.75%
Notional Amount Outstanding as of December 31, 2019	0.75%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

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Notes to Financial Statements (continued)

December 31, 2019

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2019, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(70,259)	$—	$(70,259)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$—	$—

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Notes to Financial Statements (continued)

December 31, 2019

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$2,142,750	$5,083,448
Natixis Oakmark Fund	42,299,107	88,360,981
Natixis Oakmark International Fund	179,570,578	411,012,531
Small Cap Value Fund	73,816,347	114,985,029
Value Opportunity Fund	211,822,014	544,579,082

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%

Prior to July 1, 2019, Natixis Oakmark International Fund paid a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, calculated daily and payable monthly.

95  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Intermediate Municipal Bond Fund	Loomis Sayles	0.20%	0.20%	0.20%	0.20%	0.20%
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%

Prior to June 30, 2019, McDonnell Investment Management, LLC (“McDonnell”), which was owned by Loomis, Sayles & Company, Inc., was the sub-adviser to the Intermediate Municipal Bond Fund and was paid a subadvisory fee at the same rates.

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Notes to Financial Statements (continued)

December 31, 2019

Prior to July 1, 2019, Natixis Oakmark International Fund paid its respective subadviser a subadvisory fee at an annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020 for Intermediate Municipal Bond Fund and Natixis Oakmark Fund and until April 30, 2021 for Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.37%	2.12%	1.07%	1.12%
Small Cap Value Fund	1.34%	2.09%	1.04%	1.09%
Value Opportunity Fund	1.20%	1.95%	0.90%	0.95%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark International Fund	1.45%	2.20%	1.15%	1.20%
Small Cap Value Fund	1.45%	2.20%	1.15%	1.20%
Value Opportunity Fund	1.40%	2.15%	1.10%	1.15%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a

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Notes to Financial Statements (continued)

December 31, 2019

class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Municipal Bond Fund	$81,140	$81,140	$—	0.40%	—%
Natixis Oakmark Fund	2,024,486	—	2,024,486	0.68%	0.68%
Natixis Oakmark International Fund	5,285,519	—	5,285,519	0.82%	0.82%
Small Cap Value Fund	1,138,555	94,489	1,044,066	0.90%	0.83%
Value Opportunity Fund	3,346,992	94,264	3,252,728	0.80%	0.78%

[1]	Management fee waivers are subject to possible recovery until December 31, 2020.

For the year ended December 31, 2019, expenses have been reimbursed as follows:

Fund	Reimbursement
Intermediate Municipal Bond Fund	$151,023

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

December 31, 2019

Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Municipal Bond Fund	$17,042	$3,680	$11,040
Natixis Oakmark Fund	448,350	141,629	424,887
Natixis Oakmark International Fund	575,256	507,842	1,523,525
Small Cap Value Fund	175,945	5,795	17,386
Value Opportunity Fund	70,991	59,643	178,930

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019 each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

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December 31, 2019

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Intermediate Municipal Bond Fund	$8,937	$110	$8,827
Natixis Oakmark Fund	130,418	1,608	128,810
Natixis Oakmark International Fund	285,779	3,660	282,119
Small Cap Value Fund	55,743	706	55,037
Value Opportunity Fund	184,437	2,398	182,039

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$3,974
Natixis Oakmark Fund	135,040
Natixis Oakmark International Fund	600,878
Small Cap Value Fund	83,142
Value Opportunity Fund	318,560

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As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$51
Natixis Oakmark Fund	1,772
Natixis Oakmark International Fund	8,122
Small Cap Value Fund	966
Value Opportunity Fund	4,371

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019, were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$215
Natixis Oakmark Fund	35,158
Natixis Oakmark International Fund	56,309
Small Cap Value Fund	818
Value Opportunity Fund	1,613

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that

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December 31, 2019

he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2019, Natixis and affiliates held shares of the Small Cap Value Fund representing less than 0.01% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

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Notes to Financial Statements (continued)

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For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Natixis Oakmark Fund	$805
Natixis Oakmark International Fund	853
Small Cap Value Fund	796

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended December 31, 2019, Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	$159,270	$50,309	$805	$52,995
Natixis Oakmark International Fund	232,721	204,374	853	214,777
Small Cap Value Fund	79,581	2,643	796	61,082
Value Opportunity Fund	29,040	23,600	784	309,190

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the

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Notes to Financial Statements (continued)

December 31, 2019

line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, Value Opportunity Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $78,214,167 at a weighted average interest rate of 3.45%. Interest expense incurred was $44,968.

9.  Interest Expense.  The Fund may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended December 31, 2019 is reflected on the Statement of Operations.

10.  Concentration of Risk.  Natixis Oakmark International Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Intermediate Municipal Bond Fund	4	33.38%
Value Opportunity Fund	2	26.24%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

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12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	172,592	$1,769,797	275,455	$2,764,015
Issued in connection with the reinvestment of distributions	12,521	128,813	12,617	125,269
Redeemed	(59,824)	(609,217)	(274,616)	(2,717,698)

Net change	125,289	$1,289,393	13,456	$171,586

Class C
Issued from the sale of shares	43,687	$451,336	10,557	$105,987
Issued in connection with the reinvestment of distributions	967	9,940	1,243	12,351
Redeemed	(75,820)	(777,366)	(79,290)	(790,619)

Net change	(31,166)	$(316,090)	(67,490)	$(672,281)

Class Y
Issued from the sale of shares	118,355	$1,214,783	422,343	$4,210,756
Issued in connection with the reinvestment of distributions	14,927	153,521	14,182	141,017
Redeemed	(620,551)	(6,360,407)	(1,826,504)	(18,225,145)

Net change	(487,269)	$(4,992,103)	(1,389,979)	$(13,873,372)

Decrease from capital share transactions	(393,146)	$(4,018,800)	(1,444,013)	$(14,374,067)

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	341,587	$7,422,550	1,710,227	$42,259,538
Issued in connection with the reinvestment of distributions	707,759	15,556,227	759,153	15,279,946
Redeemed	(1,440,445)	(31,399,881)	(2,242,255)	(53,142,329)

Net change	(391,099)	$(8,421,104)	227,125	$4,397,155

Class C
Issued from the sale of shares	411,202	$7,542,498	1,327,534	$27,139,192
Issued in connection with the reinvestment of distributions	258,850	4,802,209	277,335	4,799,814
Redeemed	(1,012,379)	(18,545,938)	(1,273,226)	(26,235,921)

Net change	(342,327)	$(6,201,231)	331,643	$5,703,085

Class N
Issued from the sale of shares	38,538	$856,493	386	$10,194
Issued in connection with the reinvestment of distributions	1,564	37,043	38	783
Redeemed	(6,880)	(164,534)	—	—

Net change	33,222	$729,002	424	$10,977

Class Y
Issued from the sale of shares	1,091,333	$25,027,333	2,241,985	$58,092,396
Issued in connection with the reinvestment of distributions	178,407	4,126,503	190,395	4,001,696
Redeemed	(1,928,446)	(43,874,360)	(1,730,567)	(42,663,771)

Net change	(658,706)	$(14,720,524)	701,813	$19,430,321

Increase (decrease) from capital share transactions	(1,358,910)	$(28,613,857)	1,261,005	$29,541,538

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,833,342	$48,961,166	8,614,434	$129,879,929
Issued in connection with the reinvestment of distributions	293,582	3,983,907	995,963	10,965,551
Redeemed	(14,255,482)	(182,428,373)	(25,557,109)	(364,431,088)

Net change	(10,128,558)	$(129,483,300)	(15,946,712)	$(223,585,608)

Class C
Issued from the sale of shares	1,189,713	$14,652,748	4,347,532	$64,671,210
Issued in connection with the reinvestment of distributions	235,439	3,145,368	567,617	6,152,971
Redeemed	(7,169,411)	(88,659,492)	(9,503,667)	(126,163,655)

Net change	(5,744,259)	$(70,861,376)	(4,588,518)	$(55,339,474)

Class N
Issued from the sale of shares	35,523	$453,334	92,040	$1,342,548
Issued in connection with the reinvestment of distributions	2,041	27,558	3,315	36,370
Redeemed	(45,088)	(565,153)	(28,097)	(387,970)

Net change	(7,524)	$(84,261)	67,258	$990,948

Class Y
Issued from the sale of shares	7,903,073	$103,147,261	18,731,471	$276,949,870
Issued in connection with the reinvestment of distributions	590,961	7,977,970	965,209	10,588,341
Redeemed	(9,581,271)	(119,483,340)	(11,681,703)	(157,478,079)

Net change	(1,087,237)	$(8,358,109)	8,014,977	$130,060,132

Decrease from capital share transactions	(16,967,578)	$(208,787,046)	(12,452,995)	$(147,874,002)

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	291,593	$4,253,300	712,683	$12,873,039
Issued in connection with the reinvestment of distributions	29,009	447,550	1,087,949	14,101,401
Redeemed	(1,267,013)	(18,496,699)	(1,494,118)	(27,125,775)

Net change	(946,411)	$(13,795,849)	306,514	$(151,335)

Class C
Issued from the sale of shares	14,584	$107,063	67,032	$586,716
Issued in connection with the reinvestment of distributions	1,709	13,304	201,322	1,524,443
Redeemed	(374,191)	(2,772,672)	(1,075,636)	(12,147,004)

Net change	(357,898)	$(2,652,305)	(807,282)	$(10,035,845)

Class N
Issued from the sale of shares	2,117	$32,857	—	$—
Issued in connection with the reinvestment of distributions	12	194	15	200
Redeemed	(887)	(14,210)	—	—

Net change	1,242	$18,841	15	$200

Class Y
Issued from the sale of shares	255,977	$3,867,153	441,361	$8,044,129
Issued in connection with the reinvestment of distributions	24,035	388,742	1,132,316	15,826,362
Redeemed	(2,009,269)	(30,637,042)	(6,233,772)	(112,747,613)

Net change	(1,729,257)	$(26,381,147)	(4,660,095)	$(88,877,122)

Decrease from capital share transactions	(3,032,324)	$(42,810,460)	(5,160,848)	$(99,064,102)

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Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	861,269	$17,619,199	495,715	$10,630,321
Issued in connection with the reinvestment of distributions	12,533	280,906	171,431	3,074,190
Redeemed	(1,901,968)	(37,334,239)	(1,114,049)	(23,838,889)

Net change	(1,028,166)	$(19,434,134)	(446,903)	$(10,134,378)

Class C
Issued from the sale of shares	41,784	$804,347	74,034	$1,500,519
Issued in connection with the reinvestment of distributions	7,533	158,588	121,282	2,078,925
Redeemed	(466,640)	(9,000,145)	(948,504)	(19,327,431)

Net change	(417,323)	$(8,037,210)	(753,188)	$(15,747,987)

Class N
Issued from the sale of shares	265,852	$5,433,660	1,690,373	$38,824,913
Issued in connection with the reinvestment of distributions	9,232	208,696	369,511	6,683,144
Redeemed	(3,511,497)	(74,546,739)	(3,884,820)	(89,963,901)

Net change	(3,236,413)	$(68,904,383)	(1,824,936)	$(44,455,844)

Class Y
Issued from the sale of shares	2,842,232	$59,252,207	7,576,178	$168,906,227
Issued in connection with the reinvestment of distributions	129,190	2,931,301	2,423,432	44,084,799
Redeemed	(15,601,071)	(306,352,102)	(18,028,194)	(386,667,770)

Net change	(12,629,649)	$(244,168,594)	(8,028,584)	$(173,676,744)

Decrease from capital share transactions	(17,311,551)	$(340,544,321)	(11,053,611)	$(244,014,953)

109  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Intermediate Municipal Bond Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, and Vaughan Nelson Value Opportunity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Oakmark International Fund and Vaughan Nelson Small Cap Value Fund (two of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Intermediate Municipal Bond Fund, Natixis Oakmark Fund, and Vaughan Nelson Value Opportunity Fund (three of the funds constituting the Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

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Report of Independent Registered Public Accounting Firm

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

111  |

2019 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Small Cap Value Fund	83.44%
Value Opportunity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

Fund	Amount
Natixis Oakmark Fund	$25,578,931
Small Cap Value Fund	558,650
Value Opportunity Fund	2,860,547

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
Small Cap Value Fund	100.00%
Value Opportunity Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2019, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International Fund	$2,276,940	$28,882,341

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2019 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Exempt Interest Dividends

During the year ended December 31, 2019, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 99.23% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

113  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  120

Annual Report

December 31, 2019

Loomis Sayles Strategic Alpha Fund

Natixis U.S. Equity Opportunities Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Kevin P. Kearns	Class C LABCX

Todd P. Vandam, CFA®	Class N LASNX

Loomis, Sayles & Company, L.P.	Class Y LASYX

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (Fed) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its simulative quantitative easing program.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high-quality investments. Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Securitized assets (such as mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities) generated solid gains as a group. However, they lagged the overall market due in part to investors’ preference for longer-term and/or riskier securities.

Performance Results

For the 12 months ended December 31, 2019, the Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 3.96% at net asset value. The Fund outperformed its benchmark, 3-Month LIBOR, which returned 2.33% for the period. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The largest positive contribution to performance during the period came from our allocation to investment grade corporate bonds. The Fed remained generally

1  |

accommodative throughout the period, unencumbered by the presence of inflation, providing a major tailwind to risk assets. Within investment grade corporates, the Fund’s holdings of financial, consumer and technology names led positive contributions.

Exposure to securitized assets contributed to return during the period. Asset-backed securities, the largest of our exposures within the securitized sector, generated positive results from sub-sectors such as aircraft-related, auto loans and personal loans. Residential mortgage-backed securities also contributed to performance, as housing remained generally solid throughout the period and sentiment was supported by attractive rates for borrowers.

Our allocation to bank loans also buoyed performance for the 12 months despite headwinds created for floating rate instruments by the generally accommodative trajectory of Fed policy. Investors have been drawn to the relative safety of these securities given their senior position in the capital structure. During the period, selected communications, capital goods and consumer non-cyclical loan names led contributions to performance.

Our global interest rate tools, primarily sovereign bonds, interest rate swaps and futures, detracted from performance for the year. Most of the negative performance was the result of a short Euro Bund futures position where we expected rates to bottom earlier in the year and exposure to Argentine sovereigns that were impacted by the recent unexpected election results. Markets are weighing the likelihood that the newly elected president of Argentina will be able to effectively address the country’s economic woes.

Currency positioning also weighed on performance. The US dollar remained strong against most currencies until the last quarter when it started to revert. At different points in the year, idiosyncratic exposure from a short forward position in the Singapore dollar and a long forward position in the Norwegian krone detracted the most. Currency markets remain focused on the pace of global growth, which has been constrained by the global manufacturing slowdown despite some signs of conditions bottoming out.

Our allocation to equities hurt performance during the period, despite equity markets exhibiting strength and ending the year near historical highs. Much of the negative performance within our allocation to equities can be attributed to energy-related names and the use of S&P 500® Index futures designed to mitigate risk during elevated geopolitical tensions.

Outlook

We expect to exit the manufacturing slowdown without an economy-wide recession; however, downside risks remain present in the near term. This view hinges on the idea that the Fed will remain supportive and continue accommodative monetary policy. We project the Fed to remain on hold for the next twelve months. Chair Powell has indicated that additional rate cuts are unlikely in the near term, barring any significant, unexpected acceleration in inflation.

We maintain our cautious outlook on risk sentiment. As noted, the Fed appears likely to continue to provide stimulus by maintaining accommodative monetary policy. However, China’s economic recovery is faltering, and risks related to the US-China trade war remain

|  2

LOOMIS SAYLES STRATEGIC ALPHA FUND

despite being tempered somewhat by completion of a phase one agreement. Markets will remain focused on Chinese stimulus as a potential catalyst for global growth. So far, however, policy makers have been reluctant to utilize all available options, instead favoring an incremental approach.

The US dollar has been range-bound despite some choppiness. We expect a continuation of these themes, which should be supportive for risk assets in general. We saw some dollar weakening during October, but haven’t seen much of a breakout in either direction since. The perception of an easing in risks related to US-China trade has caused the dollar’s recent bid as a safe haven to largely evaporate. Volatility shocks and weakening risk appetite are factors that could prove constructive for the dollar.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 15, 2010 (inception) through December 31, 2019

3  |

Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 12/15/10)			Class Y/A/C	Class N
NAV	3.96%	2.62%	2.80%	—%	0.75%	0.75%

Class A (Inception 12/15/10)
NAV	3.58	2.35	2.55	—	1.00	1.00
With 4.25% Maximum Sales Charge	-0.85	1.47	2.06	—

Class C (Inception 12/15/10)
NAV	2.87	1.59	1.77	—	1.75	1.75
With CDSC[1]	1.87	1.59	1.77	—

Class N (Inception 5/1/17)
NAV	3.92	—	—	2.47	0.70	0.70

Comparative Performance
3-Month LIBOR[2]	2.33	1.39	0.91	2.07
3-Month LIBOR + 300 basis points[3]	5.33	4.39	3.89	5.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR + 300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

Large Cap Value Segment	Class A NEFSX

Harris Associates L.P.	Class C NECCX

All Cap Growth Segment	Class N NESNX

Loomis, Sayles & Company, L.P.	Class Y NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

While the US economy suffered from volatility due to trade tensions with China, markets were up phased as the three major indexes hit new highs for the year. Although growth slowed in 2019 from 2.6 percent to an estimated 2.3%, the unemployment rate fell to 3.5 percent. That represents the lowest rate since December, 1969. Job creation weakened a bit from 2018, but remained steady at an average of 176,000 a month in 2019. Labor force participation is increasing, as workers who had previously been unemployed move back into the workforce. Wage gains slowed but were still healthy at an average of 2.9 percent on a year-over-year basis. For only the second time since records have been kept, women outnumbered men in the paid workforce, highlighting the evolving diversity of the American labor market. Not only have women been joining the workforce at a more rapid clip than men, but women also represent the majority in growth-oriented occupations such as healthcare and education.

Fears of a slowing economy led the US Federal Reserve Board (Fed) to cut benchmark federal funds rates three times during 2019 in an effort to protect the economy from downside risk. Following four rate hikes in 2018, the Fed lowered rates for the first time since 2008 in July of 2019. Fed leaders characterized the three rate cuts as an adjustment designed to sustain the nation’s longest running economic expansion rather than the beginning of a prolonged series of cuts. Minutes of the Fed’s October meeting revealed a consensus around pausing rate decreases. Officials believe that the economy is in solid shape and likely to continue on a path of moderate economic growth along with a strong job market and stable inflation.

The US economy continued to shine in contrast to the rest of the global economy, which was characterized by weak growth, rising trade barriers and economic uncertainty. The European Central Bank also cut interest rates to head off a recession in Europe. The British election results set the United Kingdom firmly on the path to a negotiated Brexit. China and the United States were working towards a resolution of their trade dispute as the year drew to an end. Several emerging market economies also cut rates in an effort to stimulate flagging growth.

Following a down year in 2018, major US market indexes rallied sharply in 2019. Buoyed by the Fed’s rate cuts, record low unemployment and fairly steady growth, the Dow,

5  |

S&P 500 and Nasdaq all experienced gains in excess of 20 percent. Heading into the beginning of 2019, many economists were fearful of escalating trade wars, a global economic slowdown and further Fed rate hikes. However, while trade issues did take center stage for much of the year, the impact was less severe than expected. Heading into 2020, trade tensions are easing, rates are expected to remain stable and economic growth is projected to continue at its moderate pace.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis U.S. Equity Opportunities Fund returned 31.36% at net asset value. The Fund slightly underperformed its primary benchmark, the S&P 500® Index, which returned 31.49%. The Fund also slightly underperformed its secondary benchmark, the Russell 1000® Index, which returned 31.43%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Although the Fund underperformed the benchmarks, both the Harris Associates L.P. Large Cap Value and Loomis, Sayles & Company, L.P. All Cap Growth segments posted strong absolute returns.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute return basis, shares in the consumer staples sector advanced the smallest amount, while holdings in the technology sector gained the most value.

Qurate Retail was the largest detractor to Fund performance in the calendar year. Qurate issued mixed results throughout 2019 with revenue that lagged market expectations in three reported quarters, while operating income exceeded forecasts in three reported quarters. Revenues in the company’s underlying businesses (QVC, Zulily and QxH) were also inconsistent over the past 12 months. Most recently, Qurate reported third quarter revenue of $3.09 billion, which undershot market projections of $3.12 billion. Concurrently, operating income reached $456 million and was better than the

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

$388.1 million the market had estimated. From our perspective, results were in line with recent trends in the business. Revenues from QxH (QVC/HSN in the US) declined 4% year-over-year, which is the third sequential quarter of contraction. QVC International revenue growth improved slightly (+3%) as demand in Japan shifted ahead owing to a pending consumption tax increase. Zulily is struggling, as revenue fell 17% from a year earlier, and management anticipates results in this business will likely worsen and cause a $1 billion impairment charge of intangible assets from the acquisition. While we were disappointed by Qurate Retail’s recent performance, we are hopeful that management’s objectives can lead to improved results going forward.

The largest contributor to Fund performance for the year was Citigroup. Citigroup’s results released over the course of the year showed the company achieved revenues of slightly more than $18 billion in all four reported quarters. In addition, earnings per share were better than market expectations consistently across reporting periods. From our standpoint, the company’s fundamental performance showed strengthening trends that we found notable. Most recently, Citigroup reported third quarter results in mid-October that we saw as solid. Constant currency revenue grew 3% from a year earlier and earnings per share rose nearly 20% to $2.07 (including a one-time tax benefit), which was about 6% better than market expectations. We were particularly pleased with performance in the global consumer bank segment that realized an increase in underlying pre-provision net revenue of 11%, driven by 4% revenue growth along with a 1% decline in operating expenses. Lastly, management returned more than $6 billion of capital to shareholders through buybacks and dividend payments in the third quarter and reduced the share count by over 250 million from the prior year. Even accounting for the share price increase in 2019, we continue to believe that Citigroup is undervalued relative to its normalized earnings power.

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, consumer discretionary, communication services, financials, health care, consumer staples, industrials, and energy sectors contributed positively to results.

Alcon, United Parcel Service (UPS), and Compass Minerals International were the three lowest contributors during the period, with only Alcon contributing negatively. In April 2019, Novartis completed a spinoff of its Alcon eye care division to shareholders. As a result of our ownership of Novartis, the segment received an approximately 16 basis point allocation in Alcon, Inc. The newly public company had modestly negatively returns for the period and was the only detractor from segment performance during the year. From time to time we receive shares of subsidiary businesses arising from our ownership of their parent companies. Given the fact that these businesses are part of the companies we own, we already have a good understanding of the company’s profit pools. In each instance we further assess whether or not the stand-alone entity meets our quality, growth, and valuation

7  |

criteria. Based on our analysis, Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices, focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products. With a greater than 70-year history in ophthalmology, Alcon carries with it a brand and legacy known for innovation in eye care. With more than $7 billion in revenue and a restructured business as its foundation, we believe Alcon will be able to grow on its own. Within Alcon’s core markets, the underlying structural growth dynamics remain intact, with a growing elderly population and improving health care in developing markets. We believe Alcon’s future growth will stem from an increased focus on the fundamental drivers of its business, its scale in efficient manufacturing and distribution to a leading global network of installed surgical equipment clients, as well as a reinvigorated focus on innovation and differentiation. While the company continues to meet our quality and growth criteria, we substantially trimmed our position in the period in favor of better reward-to-risk opportunities.

UPS is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. We first purchased UPS in 2007 and built our position during a cyclical downturn, adding to the position in 2008, 2009, and 2010. Over our greater than 10-year holding period, the position was among the top twenty-five contributors to strategy performance. Typical of our gradual approach to building and exiting positions, we first began to exit the position in the first quarter of 2018. We sold our remaining stake of approximately 68 basis points in January 2019 because the company had approached our estimate of intrinsic value. Due to our short holding period in calendar year 2019, and the strategy’s substantial appreciation over the course of the year, UPS appears among the lowest contributors to strategy performance for the full year. We used the proceeds from selling UPS to initiate a new position in Nvidia Corporation, the world leader in visual computing that enables computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia returned 62% for the year and was a top ten contributor to segment performance.

Compass Minerals International is a leading producer of salt used primarily in highway de-icing, as well as a range of consumer and industrial applications. The company is also the largest producer in North America of organic-approved sulfate of potash (SOP) specialty fertilizer. A long-term segment holding, the position contributed positively in 2019 but was among the three lowest contributors for the period. When we initiated our position in Compass we believed the company’s strong and sustainable competitive advantages included its salt mining and SOP assets, which accounted for the majority of the company’s revenues and would be very difficult for a competitor to replicate. The company’s main salt mine was by far the largest and lowest cost producer in North America and possessed strategic access to deep-water ports for cost-advantaged transportation. The company’s solar evaporation method of SOP production was the lowest cost in North America and among only three such operations globally. We believed management understood the value of their two advantaged assets, and we agreed with steps they were taking to de-leverage the company. However, the company later took on further leverage to

|  8

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

diversify away from the salt business, where they had a clear competitive advantage, to buy a plant nutrition business in Brazil where they had little geographic or strategic overlap. Further, misexecution in the company’s salt business and another winter with lower than average demand led the company to operate under tighter financial conditions than we had anticipated. With consistent review of the fundamentals of the business and our investment thesis, it became clear that our original base case investment thesis was becoming a less likely outcome, and that the downside risk to our thesis and the company valuation was greater than anticipated. In January 2019 we sold our approximately 32 basis point position in Compass and used the proceeds to initiate a new position in Nvidia Corporation.

Alibaba Group, Facebook, and Visa were the largest contributors during the period. Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid- double digits was well above our estimates for China consumer spending, China online physical goods sales, and China IT spending, indicating the company continues to grow its leading market share. Operating margins declined year over year due to management’s significant ongoing reinvestment in the business. Areas of focus for strategic reinvestment include improving user experience, local services through recently acquired delivery company Ele.me, “new retail,” logistics, globalization, cloud services, digital media, and greater operating efficiency. We believe these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative. Further, while many of these strategic initiatives are currently loss making, we believe they will become profitable over time and contribute to earnings and free cash flow growth. With GMV (gross merchandise volume) of $853 billion and 654 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

A strategy holding since its IPO in 2012, social media company Facebook reported strong and above-expectations growth in revenue during the period that was approximately two times our estimate for the rate of growth in online advertising, indicating the company grew its market share. Despite reporting in July that it had reached a $5 billion settlement with the US Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has also opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the year. We believe Facebook is a high quality company, benefiting from the secular shift from traditional advertising to online advertising

9  |

and positioned for strong and sustainable growth over our investment horizon. We will continue to monitor ongoing regulatory actions, but we believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership. With 2.8 billion people worldwide using its apps and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the year, Visa reported healthy revenue and earnings growth that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending. We estimate Visa can generate double-digit revenue growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to expand operating margins, improve its return on invested capital, and grow free cash flow faster than revenues. We believe the assumptions embedded in Visa’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the shares of Alibaba, Facebook and Visa are selling at significant discounts to our estimates of their intrinsic values and offer compelling reward-to-risk opportunities.

|  10

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	Facebook, Inc., Class A	4.59%
2	Alphabet, Inc., Class A	3.76
3	Regeneron Pharmaceuticals, Inc.	3.58
4	Visa, Inc., Class A	3.55
5	Amazon.com, Inc.	3.43
6	Alibaba Group Holding Ltd., Sponsored ADR	3.34
7	Monster Beverage Corp.	2.54
8	Autodesk, Inc.	2.52
9	Oracle Corp.	2.44
10	Citigroup, Inc.	2.33

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

11  |

Average Annual Total Returns — December 31, 20194

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/15/94)
NAV	31.36%	13.16%	14.93%	—%	0.91%	0.91%

Class A (Inception 7/7/94)
NAV	31.03	12.88	14.64	—	1.16	1.16
With 5.75% Maximum Sales Charge	23.50	11.55	13.97	—

Class C (Inception 7/7/94)
NAV	30.06	12.03	13.79	—	1.91	1.91
With CDSC[1]	29.06	12.03	13.79	—

Class N (Inception 5/1/17)
NAV	31.44	—	—	14.68	13.35	0.76

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.56	14.20
Russell 1000® Index[3]	31.43	11.48	13.54	13.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,005.20	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04
Class C
Actual	$1,000.00	$1,001.20	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Class N
Actual	$1,000.00	$1,005.90	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Class Y
Actual	$1,000.00	$1,006.60	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.99%, 1.74%, 0.68% and 0.74% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,089.00	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Class C
Actual	$1,000.00	$1,085.10	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70
Class N
Actual	$1,000.00	$1,090.50	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual	$1,000.00	$1,090.40	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.16%, 1.91%, 0.83% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

15  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.9% of Net Assets
Non-Convertible Bonds — 82.8%
	ABS Car Loan — 12.1%
$26,361	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$26,379
7,250,000	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023(a)	7,339,535
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,921,121
1,623,015	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.250%, 1.995%, 1/18/2022(a)(b)	1,622,808
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	4,015,688
2,500,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	2,501,701
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	1,205,710
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,031,363
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025	1,846,912
25,338	CarMax Auto Owner Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.150%, 1.890%, 5/17/2021(a)(b)	25,338
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	137,178
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,477,474
2,227,339	CarMax Auto Owner Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.200%, 1.940%, 10/15/2021(a)(b)	2,227,727
2,735,305	CarMax Auto Owner Trust, Series 2018-4, Class A2B, 1-month LIBOR + 0.200%, 1.940%, 2/15/2022(a)(b)	2,736,069
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,166,362
7,285,000	CarMax Auto Owner Trust, Series 2019-1, Class A3, 3.050%, 3/15/2024(a)	7,405,651
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,442,062
89,068	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A(a)	89,166
760,000	CPS Auto Receivables Trust , Series 2019-D, Class D, 2.720%, 9/15/2025, 144A	756,870
815,000	CPS Auto Receivables Trust, Series 2017-D, Class D, 3.730%, 9/15/2023, 144A(a)	826,359
230,000	CPS Auto Receivables Trust, Series 2018-A, Class C, 3.050%, 12/15/2023, 144A(a)	230,993
1,795,000	CPS Auto Receivables Trust, Series 2018-D, Class C, 3.830%, 9/15/2023, 144A	1,827,784
830,000	CPS Auto Receivables Trust, Series 2019-A, Class D, 4.350%, 12/16/2024, 144A	857,330
525,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	532,491
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,244,355

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A	$4,902,005
2,955,000	Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, 5/15/2024(a)	3,003,661
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024	199,827
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	2,473,301
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	1,369,400
2,365,000	Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.490%, 6/15/2023(a)	2,375,972
2,155,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A	2,189,496
1,825,471	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(a)	1,827,596
1,390,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,425,123
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	1,678,178
635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	634,114
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,469,413
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(a)	221,836
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(a)	661,671
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,366,716
1,632,335	Ford Credit Auto Lease Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.160%, 1.900%, 4/15/2021(a)(b)	1,632,206
1,260,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	1,277,546
5,030,000	GLS Auto Receivables Trust, Series 2019-A, Class C, 3.540%, 2/18/2025, 144A	5,113,848
379,142	GM Financial Automobile Leasing Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.170%, 1.935%, 9/21/2020(a)(b)	379,156
1,288,847	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.110%, 1.850%, 7/16/2021(a)(b)	1,288,595
1,362,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	1,392,241
3,135,000	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023(a)	3,183,069
3,045,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A1, 1-month LIBOR + 0.850%, 2.590%, 4/18/2022, 144A(a)(b)	3,049,095
4,355,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1-month LIBOR + 0.680%, 2.420%, 10/17/2022, 144A(a)(b)	4,364,727
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 2.380%, 2/15/2023, 144A(a)(b)	2,596,368
2,820,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A1, 1-month LIBOR + 0.600%, 2.340%, 10/15/2023, 144A(a)(b)	2,827,000

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$8,095,000	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.900%, 10/16/2023(a)	$8,221,376
559,043	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740%, 8/16/2021(a)	558,685
3,162,965	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.650%, 5/16/2022(a)	3,176,539
1,195,465	Nissan Auto Receivables Owner Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.100%, 1.840%, 7/15/2021(a)(b)	1,195,367
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(a)	3,091,842
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	916,479
3,585,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.880%, 2/15/2024	3,671,286
2,720,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	2,760,600
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	4,220,169
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A	359,526
2,188,867	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1-month LIBOR + 0.120%, 1.860%, 8/16/2021(a)(b)	2,188,338
9,550,000	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023(a)	9,691,425
3,025,000	United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.160%, 8/12/2024, 144A	3,047,642
1,110,242	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.180%, 1.945%, 7/20/2021(a)(b)	1,110,268
4,605,000	Volvo Financial Equipment Master Owner Trust, Series 2018-A, Class A, 1-month LIBOR + 0.520%, 2.260%, 7/17/2023, 144A(a)(b)	4,621,123
740,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 3.410%, 5/15/2023, 144A(a)	748,421
2,167,748	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2B, 1-month LIBOR + 0.350%, 2.090%, 1/18/2022, 144A(a)(b)	2,168,027
1,140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023, 144A	1,166,041
2,405,838	World Omni Automobile Lease Securitization Trust, Series 18-B, Class A2B, 1-month LIBOR + 0.180%, 1.920%, 6/15/2021(a)(b)	2,405,313

		156,715,053

	ABS Credit Card — 3.8%
3,790,000	American Express Credit Account Master Trust, Series 2018-8, Class A, 3.180%, 4/15/2024(a)	3,874,844
2,385,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024(a)	2,436,808
4,385,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(a)	4,385,438

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$5,875,000	Bank of America Credit Card Trust, Series 2018-A1, Class A1, 2.700%, 7/17/2023(a)	$5,932,887
2,585,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(a)	2,585,312
3,440,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024(a)	3,509,752
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022(a)	3,499,192
6,880,000	Discover Card Execution Note Trust, Series 2018-A5, Class A5, 3.320%, 3/15/2024(a)	7,049,015
5,425,000	Discover Card Execution Note Trust, Series 2018-A3, Class A3, 1-month LIBOR + 0.230%, 1.970%, 12/15/2023(a)(b)	5,429,814
3,190,000	Discover Card Execution Note Trust, Series 2019-A1, Class A1, 3.040%, 7/15/2024(a)	3,266,174
640,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023, 144A	651,479
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026	6,986,185

		49,606,900

	ABS Home Equity — 9.2%
1,179,740	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	1,180,234
319,536	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	327,396
355,344	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	364,065
568,882	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	582,106
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	324,098
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,413,057
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,347,975
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,378,299
1,281,000	AMSR Trust, Series 2019-SFR1, Class B, 3.023%, 1/19/2039, 144A	1,280,388
514,571	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	539,757
580,493	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	626,620
409,906	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	409,747
833,231	Bayview Opportunity Master Fund Trust, Series 2019-RN1, Class A1, 4.090%, 2/28/2034, 144A(c)	831,994
826,539	Bayview Opportunity Master Fund Trust, Series 2019-RN2, Class A1, 3.967%, 3/28/2034, 144A(c)	827,388
4,089,404	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(c)	4,087,129
1,175,958	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,179,600

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,822,778	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	$2,851,290
2,201,126	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	2,203,710
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,205,533
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	1,075,318
1,830,000	Colony American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,863,466
489,104	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	502,577
918,792	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	946,243
63,774	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 4.223%, 9/20/2034(a)(c)(d)(e)	62,483
2,555,286	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(c)	2,554,734
1,109,718	Credit Suisse Mortgage Trust, Series 2018-RPL7, Class A1, 4.000%, 8/26/2058, 144A	1,118,831
2,600,000	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.318%, 12/25/2059, 144A(c)	2,600,582
186,349	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	191,486
516,567	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.094%, 9/19/2045(b)	421,965
1,395,691	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 2.048%, 12/20/2052, (GBP)(a)(b)	1,863,215
465,938	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.950%, 3/13/2045, (GBP)(a)(b)	603,784
1,505,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 3.992%, 1/25/2030(b)	1,530,914
320,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C07, Class 1M2, 1-month LIBOR + 2.400%, 4.192%, 5/25/2030(b)	325,915
812,001	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 1-month LIBOR + 2.200%, 3.992%, 2/25/2024(a)(b)	820,753
282,980	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1-month LIBOR + 1.650%, 3.442%, 4/25/2024(a)(b)	283,787
1,181,911	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.642%, 10/25/2027(a)(b)	1,189,384
130,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 3.592%, 7/25/2030(b)	130,257
3,084,862	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(c)	3,081,125
1,325,610	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.360%, 8/25/2060, 144A(a)(b)	1,323,453

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$720,976	Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064, 144A	$711,743
611,877	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 3.012%, 9/25/2034(b)	575,112
2,666,308	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.210%, 2.002%, 2/25/2046(b)	2,258,956
2,614,643	Invitation Homes Trust, Series 2018-SFR1, Class E, 1-month LIBOR + 2.000%, 3.737%, 3/17/2037, 144A(b)	2,617,144
4,475,000	Invitation Homes Trust, Series 2018-SFR2, Class E, 1-month LIBOR + 2.000%, 3.740%, 6/17/2037, 144A(b)	4,486,131
1,246,881	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,284,142
1,499,333	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.669%, 12/22/2069, 144A(a)(b)	1,503,401
2,370,186	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	2,389,462
479,134	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.260%, 2.052%, 2/25/2046(b)	442,464
439,359	Ludgate Funding PLC, Series 2007-1, Class A2B, 3-month EURIBOR + 0.160%, Zero Coupon, 1/01/2061, (EUR)(a)(b)	467,497
1,615,528	Ludgate Funding PLC, Series 2008-W1X, Class A1, GBP 3-month LIBOR + 0.600%, 1.360%, 1/01/2061, (GBP)(a)(b)	2,075,105
262,742	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 4.764%, 5/25/2034(a)(c)(d)(e)	262,535
311,385	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	317,942
302,992	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	310,579
355,949	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	366,799
1,066,942	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	1,115,215
77,649	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 3.925%, 5/25/2036(a)(c)(d)(e)	78,446
439,751	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)(e)	398,058
888,573	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	922,633
631,899	Newgate Funding PLC, Series 2007-3X, Class A2B, 3-month EURIBOR + 0.600%, 0.204%, 12/15/2050, (EUR)(a)(b)	687,848
2,315,876	Onslow Bay Financial LLC , Series 2019-EXP3, Class 1A8, 3.500%, 10/25/2059, 144A(c)	2,332,188
768,688	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(a)(c)	769,188
405,000	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.000%, 11/25/2022, 144A(c)	403,014
895,000	Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.000%, 4/25/2023, 144A(c)	896,395

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	$991,319
681,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/2034, 144A	684,833
564,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	576,404
2,398,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,444,341
1,853,781	PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	1,853,760
3,386,711	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(c)	3,390,302
1,213,784	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,095,388
378	Residential Funding Mortgage Securities, Series 2006-SA2, Class 3A1, 5.298%, 8/25/2036(c)	364
357,962	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, 3-month EURIBOR + 0.150%, Zero Coupon, 6/12/2044, (EUR)(a)(b)	385,505
271,825	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.929%, 6/12/2044, (GBP)(a)(b)	339,618
1,059,410	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(c)	1,075,822
4,103,402	Sequoia Mortgage Trust, Series 2019-CH1, Class A1, 4.500%, 3/25/2049, 144A(c)	4,175,664
2,984,474	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 2.102%, 7/25/2035(b)	2,353,952
1,685,651	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(c)	1,681,277
1,083,202	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057, 144A(c)	1,089,750
1,660,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A	1,663,142
2,189,582	Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.967%, 3/25/2049, 144A(c)	2,200,819
4,941,119	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	4,938,927
7,056,761	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(c)	7,049,650
3,039,576	VOLT LXXV LLC, Series 2019-NPL1, Class A1A, 4.336%, 1/25/2049, 144A(c)	3,057,694
1,679,689	VOLT LXXXIII LLC, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	1,678,861

		119,850,047

	ABS Other — 5.6%
799,792	Accelerated Assets LLC, Series 18-1, Class B, 4.510%, 12/02/2033, 144A	818,935
2,399,698	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(a)(c)	2,396,183
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	353,109

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$1,013,958	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	$1,034,910
1,361,484	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,413,185
1,204,598	Castlelake Aircraft Securitization Trust, Series 18-1, Class B, 5.300%, 6/15/2043, 144A	1,225,725
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	252,940
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	587,575
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	779,213
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A	805,056
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,158,020
384,385	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	393,658
1,549,541	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,584,266
2,201,141	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A	2,199,586
3,100,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	2,398,331
2,136,024	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	1,779,094
942,002	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	558,136
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
873,084	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(g)(i)	862,539
4,573,285	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	4,694,985
2,245,584	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	2,282,215
1,364,367	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,388,792
1,778,472	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,823,885
960,723	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	967,694
2,639,383	Marlette Funding Trust, Series 2019-3A, Class A, 2.690%, 9/17/2029, 144A(a)	2,646,419
681,923	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	689,274
1,100,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.422%, 9/25/2023, 144A(a)(b)	1,101,817
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,134,198

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(a)	$3,153,792
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	3,343,629
810,000	Oxford Finance Funding Trust, Series 2019-1A, Class A2, 4.459%, 2/15/2027, 144A	821,985
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A	3,973,154
4,245,947	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	4,249,245
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A(a)	3,732,703
580,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	591,116
1,410,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	1,418,502
1,690,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A	1,721,468
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	1,043,607
1,072,419	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A(a)	1,110,439
1,453,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(a)	1,450,846
4,531,459	Verizon Owner Trust, Series 2017-3A, Class A1B, 1-month LIBOR + 0.270%, 2.035%, 4/20/2022, 144A(a)(b)	4,533,429
1,061,934	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A(a)	1,093,602

		72,567,257

	ABS Student Loan — 1.3%
2,932,307	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033(a)	2,963,184
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A	3,316,438
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	1,053,458
590,990	Navient Student Loan Trust, Series 18-4A, Class A1, 1-month LIBOR + 0.250%, 2.042%, 6/27/2067, 144A(a)(b)	589,677
695,000	Navient Student Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A	680,281
828,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 5.040%, 6/15/2032(a)(b)	826,874
2,307,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 5.040%, 3/15/2033(a)(b)	2,302,711
250,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.590%, 3/15/2033(b)	249,856
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	812,288
1,198,190	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 2.490%, 10/15/2035, 144A(a)(b)	1,193,685

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	$196,687
482,429	SMB Private Education Loan Trust, Series 2018-C, Class A1, 1-month LIBOR + 0.300%, 2.040%, 9/15/2025, 144A(a)(b)	482,203
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	524,606
278,580	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1-month LIBOR + 1.200%, 2.992%, 3/25/2033, 144A(a)(b)	278,927
904,216	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	916,908

		16,387,783

	ABS Whole Business — 2.6%
4,283,574	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	4,444,798
3,427,125	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A(a)	3,516,037
497,500	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	515,425
2,850,820	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,952,993
212,313	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	218,346
1,487,350	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	1,542,025
2,168,613	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	2,250,017
2,987,188	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	3,036,835
2,430,000	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,422,494
2,588,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,709,934
5,544,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	5,672,510
3,376,100	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,433,089
731,325	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	752,160
893,250	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	919,458

		34,386,121

	Aerospace & Defense — 1.7%
7,380,000	Boeing Co.(The), 2.700%, 5/01/2022	7,495,777
3,425,000	General Dynamics Corp., 3-month LIBOR + 0.380%, 2.281%, 5/11/2021(a)(b)	3,435,093
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,798,676
8,700,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	8,695,998

		22,425,544

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 0.8%
$3,726,196	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	$3,730,819
6,950,000	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	6,983,847

		10,714,666

	Automotive — 4.3%
2,645,000	American Honda Finance Corp., 1.950%, 5/20/2022	2,654,597
5,985,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.410%, 2.411%, 4/12/2021, 144A(a)(b)	5,994,615
3,135,000	Daimler Finance North America LLC, 3.100%, 5/04/2020, 144A	3,145,323
4,780,000	Daimler Finance North America LLC, 3.400%, 2/22/2022, 144A	4,897,800
3,585,000	General Motors Financial Co., Inc., 3-month LIBOR + 0.850%, 2.862%, 4/09/2021(b)	3,592,048
7,750,000	Hyundai Capital America, 3.950%, 2/01/2022, 144A	7,969,537
6,865,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	7,008,095
7,925,000	Toyota Industries Corp., 3.110%, 3/12/2022, 144A(a)	8,070,544
12,395,000	Toyota Motor Credit Corp., MTN, 3-month LIBOR + 0.280%, 2.281%, 4/13/2021(a)(b)	12,415,253

		55,747,812

	Banking — 6.3%
4,910,000	American Express Co., 3-month LIBOR + 0.600%, 2.491%, 11/05/2021(b)	4,931,281
3,375,000	American Express Co., 3.000%, 2/22/2021	3,415,413
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 41.563%, 11/07/2022, 144A, (ARS)(b)	530,913
14,994,930	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 59.958%, 1/12/2020, 144A, (ARS)(b)(g)(i)	178,366
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	137,517
46,000,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 52.771%, 8/09/2020, 144A, (ARS)(b)	588,321
5,245,000	Citibank NA, (fixed rate to 2/19/2021, variable rate thereafter), 3.165%, 2/19/2022	5,311,447
4,885,000	Citigroup, Inc., 2.350%, 8/02/2021	4,915,148
7,975,000	Citizens Bank NA, 3.250%, 2/14/2022(a)	8,172,822
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	1,447,299
6,860,000	HSBC Holdings PLC, 3-month LIBOR + 0.650%, 2.537%, 9/11/2021(a)(b)	6,875,021
2,550,000	JPMorgan Chase & Co., 3-month LIBOR + 0.680%, 2.587%, 6/01/2021(a)(b)	2,554,870
3,960,000	JPMorgan Chase Bank NA, (fixed rate to 4/26/2020, variable rate thereafter), 3.086%, 4/26/2021(a)	3,973,596
6,720,000	Mitsubishi UFJ Financial Group, Inc., 3-month LIBOR + 0.650%, 2.586%, 7/26/2021(a)(b)	6,749,448
8,035,000	PNC Bank NA, 3-month LIBOR + 0.350%, 2.237%, 3/12/2021(b)	8,038,375
5,370,000	PNC Bank NA, 3-month LIBOR + 0.430%, 2.315%, 12/09/2022(b)	5,375,612
3,460,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.116%, 1/20/2023, 144A(b)	3,482,455

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$3,460,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	$3,583,730
8,070,000	Sumitomo Mitsui Financial Group, Inc., 2.846%, 1/11/2022(a)	8,196,113
3,510,000	Wells Fargo Bank NA, 3.625%, 10/22/2021(a)	3,612,516

		82,070,263

	Brokerage — 0.2%
3,140,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	3,211,977

	Cable Satellite — 0.1%
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,781,390

	Chemicals — 0.3%
3,770,000	Methanex Corp., 5.250%, 12/15/2029	3,895,818

	Construction Machinery — 1.5%
3,050,000	Caterpillar Financial Services Corp., GMTN, 3-month LIBOR + 0.290%, 2.190%, 9/04/2020(a)(b)	3,053,254
2,400,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	2,453,248
6,350,000	John Deere Capital Corp., MTN, 3-month LIBOR + 0.240%, 2.127%, 3/12/2021(a)(b)	6,353,957
6,875,000	John Deere Capital Corp., MTN, 3.125%, 9/10/2021(a)	7,033,520

		18,893,979

	Consumer Cyclical Services — 0.5%
4,295,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	4,406,412
1,915,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,996,388

		6,402,800

	Consumer Products — 1.1%
6,740,000	Hasbro, Inc., 3.900%, 11/19/2029	6,788,888
7,040,000	Unilever Capital Corp., 3.000%, 3/07/2022(a)	7,207,693

		13,996,581

	Diversified Manufacturing — 0.6%
7,945,000	3M Co., MTN, 2.750%, 3/01/2022(a)	8,089,089

	Electric — 1.6%
2,855,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(a)	3,351,056
8,230,000	Florida Power & Light Co., 3-month LIBOR + 0.400%, 2.308%, 5/06/2022(b)	8,230,248
9,600,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	9,539,207

		21,120,511

	Finance Companies — 0.8%
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026	6,349,745
3,535,000	USSA Capital Corp., MTN, 2.625%, 6/01/2021, 144A(a)	3,574,291

		9,924,036

	Financial Other — 0.5%
6,550,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406%, 2/28/2022, 144A	6,685,716
370,000	Yanlord Land (HK) Co. Ltd., 5.875%, 1/23/2022	373,506

		7,059,222

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 1.7%
$4,415,000	BRF S.A., 4.875%, 1/24/2030, 144A	$4,553,013
3,065,000	Campbell Soup Co., 3-month LIBOR + 0.500%, 2.394%, 3/16/2020(a)(b)	3,065,911
3,925,000	General Mills, Inc., 3.200%, 4/16/2021	3,995,860
2,870,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	3,082,667
6,390,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	6,920,434

		21,617,885

	Gaming — 0.3%
3,825,000	Boyd Gaming Corp., 4.750%, 12/01/2027, 144A	3,973,219

	Government Owned – No Guarantee — 2.0%
4,120,000	Export-Import Bank of Korea, 3-month LIBOR + 0.525%, 2.472%, 6/25/2022(a)(b)	4,130,774
18,670,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	5,988,879
4,935,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	5,566,680
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	1,152,350
6,730,000	Sinopec Group Overseas Development Ltd., 2.500%, 11/12/2024, 144A	6,752,007
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,575,300
1,930,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 63.354%, 7/07/2020, 144A(b)	408,909

		25,574,899

	Health Insurance — 0.8%
6,900,000	Cigna Corp., Series WI, 3-month LIBOR + 0.650%, 2.550%, 9/17/2021(a)(b)	6,900,386
3,125,000	Humana, Inc., 2.500%, 12/15/2020	3,138,218

		10,038,604

	Healthcare — 0.5%
6,065,000	CVS Health Corp., 3-month LIBOR + 0.720%, 2.605%, 3/09/2021(a)(b)	6,102,189

	Home Construction — 0.4%
370,000	CIFI Holdings Group Co. Ltd., 5.500%, 1/23/2022	372,407
1,565,000	Greenland Global Investment Ltd., 5.875%, 7/03/2024	1,514,857
1,675,000	Kaisa Group Holding Ltd., 11.950%, 10/22/2022, 144A	1,746,355
740,000	Shimao Property Holdings Ltd., 4.750%, 7/03/2022	754,764
1,330,000	Sunac China Holdings Ltd., 7.250%, 6/14/2022	1,364,856

		5,753,239

	Independent Energy — 0.9%
872,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(d)(e)(f)(g)(j)	523,200
864,577	Bellatrix Exploration Ltd., 12.500%, (9.500% PIK, 3.000% Cash), 12/15/2023(d)(e)(f)(g)(j)(k)	—
4,155,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	2,705,154
5,895,000	California Resources Corp., 8.000%, 12/15/2022, 144A(g)(i)	2,635,478
2,075,000	Gulfport Energy Corp., 6.000%, 10/15/2024	1,473,250
3,080,000	Gulfport Energy Corp., 6.375%, 5/15/2025	1,955,800
3,465,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	1,732,500

		11,025,382

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Industrial Other — 0.1%
$740,000	CFLD Cayman Investment Ltd., 6.500%, 12/21/2020	$739,075

	Life Insurance — 2.2%
4,545,000	AEGON Funding Co. LLC, 5.750%, 12/15/2020	4,705,710
2,770,000	AIA Group Ltd., 3-month LIBOR + 0.520%, 2.428%, 9/20/2021, 144A(b)	2,770,055
7,735,000	Jackson National Life Global Funding, 3.300%, 2/01/2022, 144A(a)	7,954,076
2,420,000	MassMutual Global Funding II, 2.500%, 4/13/2022, 144A(a)	2,454,101
4,270,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	4,390,147
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 2.228%, 8/06/2021, 144A(a)(b)	6,798,009

		29,072,098

	Local Authorities — 0.2%
2,280,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	946,200
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 44.548%, 5/31/2022, (ARS)(b)	1,649,844
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 53.110%, 4/12/2025, 144A, (ARS)(b)	490,248

		3,086,292

	Lodging — 0.4%
5,145,000	Marriott International, Inc., 3-month LIBOR + 0.650%, 2.535%, 3/08/2021(b)	5,163,960

	Media Entertainment — 0.8%
1,405,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,479,465
4,710,000	Fox Corp., 3.666%, 1/25/2022, 144A	4,864,135
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,900,750
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,093,812

		10,338,162

	Metals & Mining — 1.0%
1,215,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	1,230,188
1,460,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,492,850
3,665,000	Minera Mexico S.A. de CV, 4.500%, 1/26/2050, 144A	3,724,006
6,730,000	POSCO, 2.375%, 11/12/2022, 144A	6,724,549

		13,171,593

	Midstream — 0.9%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029, 144A	5,575,844
4,960,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	5,078,561
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	996,516

		11,650,921

	Non-Agency Commercial Mortgage-Backed Securities — 3.8%
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.089%, 4/15/2044, 144A(a)(c)	4,719,085
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.537%, 12/10/2044(c)	145,372

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 5.340%, 1/15/2034, 144A(b)	$793,944
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	5,340,948
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	760,837
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.702%, 11/10/2046, 144A(a)(c)	2,605,860
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	2,774,570
2,170,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.390%, 8/10/2044, 144A(c)	2,159,262
1,825,662	Hospitality Mortagage Trust, Series 2019-HIT, Class C, 1-month LIBOR + 1.600%, 3.340%, 11/15/2036, 144A(b)	1,822,208
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.488%, 6/15/2044, 144A(a)(c)	1,582,084
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.488%, 6/15/2044, 144A(c)	2,444,992
4,628,092	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 8.666%, 8/15/2024, 144A(b)	4,674,699
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 4.490%, 11/15/2027, 144A(b)	1,049,153
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 5.240%, 11/15/2027, 144A(b)(g)(i)	3,606,116
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 6.140%, 11/15/2027, 144A(b)(d)(e)(g)	2,770,066
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.890%, 5/10/2063, 144A(c)(g)(i)	1,144,131
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031, 144A(c)	4,788,255
2,987,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.652%, 2/15/2044, 144A(a)(c)	3,041,364
1,809,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(c)	1,382,718
605,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813%, 6/15/2045(c)	617,669
950,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(c)	814,773

		49,038,106

	Pharmaceuticals — 2.6%
4,020,000	Bristol-Myers Squibb Co., 2.250%, 8/15/2021, 144A	4,045,366
8,040,000	Bristol-Myers Squibb Co., 2.600%, 5/16/2022, 144A	8,173,941
4,010,000	Bristol-Myers Squibb Co., 2.875%, 8/15/2020, 144A	4,032,857
6,860,000	Pfizer, Inc., 3.000%, 9/15/2021(a)	7,005,385
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, 144A, (EUR)	1,972,685
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	7,225,200

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025, 144A	$1,910,592

		34,366,026

	Property & Casualty Insurance — 0.9%
6,000,000	Berkshire Hathaway Finance Corp., 3-month LIBOR + 0.320%, 2.330%, 1/10/2020(a)(b)	6,000,805
5,520,000	Marsh & McLennan Cos., Inc., 3.500%, 12/29/2020	5,601,045

		11,601,850

	Railroads — 0.4%
4,675,000	Union Pacific Corp., 2.950%, 3/01/2022	4,777,488

	Real Estate Operations/Development — 0.1%
1,365,000	Easy Tactic Ltd., 8.125%, 2/27/2023	1,398,956
370,000	Logan Property Holdings Co. Ltd., 5.250%, 2/23/2023	369,523

		1,768,479

	Restaurants — 0.4%
5,000,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,012,500

	Retailers — 1.0%
5,955,000	Home Depot, Inc. (The), 3-month LIBOR + 0.310%, 2.217%, 3/01/2022(b)	5,968,323
6,635,000	Walmart, Inc., 3-month LIBOR + 0.230%, 2.158%, 6/23/2021(a)(b)	6,646,346

		12,614,669

	Sovereigns — 0.0%
29,460,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 54.606%, 6/21/2020, (ARS)(b)	257,616

	Technology — 2.4%
2,515,000	Alliance Data Systems Corp., 4.750%, 12/15/2024, 144A	2,508,712
6,045,000	Apple, Inc., 3-month LIBOR + 0.070%, 1.971%, 5/11/2020(a)(b)	6,047,502
12,555,000	Broadcom, Inc., 4.750%, 4/15/2029, 144A(a)	13,728,679
4,075,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	3,830,500
230,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	230,260
3,250,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	3,286,917
1,325,000	MSCI, Inc., 4.000%, 11/15/2029, 144A	1,343,219

		30,975,789

	Transportation Services — 1.0%
5,050,000	FedEx Corp., 3.400%, 1/14/2022	5,187,141
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,703,298
5,805,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.650%, 7/29/2021, 144A	5,939,025

		12,829,464

	Treasuries — 1.6%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)(a)	21,409,864

	Wireless — 0.6%
1,740,000	Bharti Airtel Ltd., 4.375%, 6/10/2025	1,772,031
1,985,000	IHS Netherlands Holdco BV, 7.125%, 3/18/2025, 144A	2,072,499

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — continued
$3,170,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	$3,297,371
1,130,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	1,184,816

		8,326,717

	Wirelines — 0.9%
4,070,000	AT&T, Inc., 3.000%, 2/15/2022	4,151,603
1,200,000	AT&T, Inc., 3.000%, 6/30/2022	1,225,859
1,245,000	AT&T, Inc., 3.200%, 3/01/2022	1,274,562
4,670,000	AT&T, Inc., 3.800%, 3/15/2022	4,847,495

		11,499,519

	Total Non-Convertible Bonds (Identified Cost $1,105,026,213)	1,076,632,454

Convertible Bonds — 1.1%
	Cable Satellite — 0.6%
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,908,068
3,625,000	DISH Network Corp., 3.375%, 8/15/2026	3,486,887

		7,394,955

	Diversified Manufacturing — 0.0%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	579,193

	Independent Energy — 0.0%
1,280,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	609,772

	Pharmaceuticals — 0.3%
3,460,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,655,486

	Technology — 0.2%
2,590,000	CalAmp Corp., 2.000%, 8/01/2025	2,152,678

	Total Convertible Bonds (Identified Cost $15,479,315)	14,392,084

	Total Bonds and Notes (Identified Cost $1,120,505,528)	1,091,024,538

Senior Loans — 2.4%
	Aerospace & Defense — 0.0%
367,609	Science Applications International Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.549%, 10/31/2025(b)	368,469

	Building Materials — 0.6%
2,214,450	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 3.799%, 1/15/2027(b)	2,224,149
5,114,692	Jeld-Wen, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 2.000%, 3.945%, 12/14/2024(b)	5,116,841

		7,340,990

	Cable Satellite — 0.2%
919,529	CSC Holdings LLC, 2019 Term Loan B5, 1-month LIBOR + 2.500%, 4.240%, 4/15/2027(b)	922,591

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 3-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(b)	$2,163,430

		3,086,021

	Chemicals — 0.2%
3,347,251	Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 3-month LIBOR + 1.750%, 3.695%, 6/01/2024(b)	3,351,903

	Electric — 0.1%
193,573	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 3.659%, 5/31/2022(b)	193,573
867,728	Calpine Corp., Term Loan B5, 1/15/2024(l)	871,659

		1,065,232

	Food & Beverage — 0.1%
650,000	Aramark Services, Inc., 2019 Term Loan B4, 1/27/2027(l)	653,048

	Healthcare — 0.4%
4,672,603	IQVIA, Inc., 2018 USD Term Loan B3, 3-month LIBOR + 1.750%, 3.695%, 6/11/2025(b)	4,693,069

	Independent Energy — 0.2%
811,000	California Resources Corp., 2017 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.555%, 12/31/2022(b)	722,804
3,740,000	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.799%, 3/01/2024(b)	1,421,200

		2,144,004

	Restaurants — 0.1%
2,050,782	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 3.549%, 11/19/2026(b)	2,052,813

	Technology — 0.3%
4,580,943	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.549%, 1/02/2026(b)	4,565,185

	Transportation Services — 0.2%
2,435,873	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.299%, 7/13/2023(b)	2,428,467

	Total Senior Loans (Identified Cost $33,826,561)	31,749,201

Collateralized Loan Obligations — 2.6%
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 3.951%, 7/16/2031, 144A(b)	461,949
475,000	Apidos CLO XXXII, Series 2019-32A, Class D, 3-month LIBOR + 3.500%, 2.946%, 1/20/2033, 144A(b)(e)	475,000
3,275,188	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.203%, 7/18/2026, 144A(a)(b)	3,275,028
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 7.851%, 10/15/2030, 144A(b)(g)(i)	825,942

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — (continued)
$5,046,148	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 2.993%, 4/18/2027, 144A(a)(b)	$5,045,784
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 7.749%, 11/22/2031, 144A(b)(g)(i)	1,324,590
1,998,438	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 3.116%, 4/28/2025, 144A(a)(b)	1,998,398
3,447,834	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 2.770%, 7/25/2027, 144A(a)(b)	3,446,890
350,168	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 3.166%, 10/20/2026, 144A(b)	349,904
1,175,000	Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, 3-month LIBOR + 1.650%, 3.616%, 7/20/2026, 144A(b)	1,176,638
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 4.084%, 1/23/2031, 144A(b)	459,495
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 4.934%, 1/23/2031, 144A(b)	292,949
815,000	Milos CLO Ltd., Series 2017-1A, Class E, 3-month LIBOR + 6.300%, 8.266%, 10/20/2030, 144A(b)(g)(i)	800,830
4,085,000	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 2.821%, 10/13/2027, 144A(a)(b)	4,070,477
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 7.716%, 10/20/2030, 144A(b)(g)(i)	472,409
600,000	Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3-month LIBOR + 0.850%, 2.851%, 7/15/2027, 144A(b)	598,672
250,000	OZLM XIII Ltd., Series 2015-13A, Class A1R, 3-month LIBOR + 1.080%, 3.016%, 7/30/2027, 144A(b)	249,477
3,965,000	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 2.816%, 7/20/2027, 144A(a)(b)	3,957,825
250,000	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, 3-month LIBOR + 1.150%, 3.084%, 1/23/2029, 144A(b)	249,922
169,322	Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.180%, 3.074%, 6/15/2025, 144A(b)	169,288
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 7.690%, 7/25/2031, 144A(b)(g)(i)	858,574
194,276	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 2.714%, 2/28/2026, 144A(b)	193,950
2,780,876	West CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.920%, 2.923%, 7/18/2026, 144A(b)	2,778,278

	Total Collateralized Loan Obligations (Identified Cost $33,614,330)	33,532,269

Loan Participations — 0.4%
	ABS Other — 0.4%
4,995,282	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (Identified Cost $4,984,272)	5,003,559

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 1.4%
	Aerospace & Defense — 0.0%
518	Lockheed Martin Corp.	$201,699

	Airlines — 0.0%
927	Delta Air Lines, Inc.	54,211

	Banks — 0.0%
2,534	Citigroup, Inc.	202,441
3,376	Popular, Inc.	198,340

		400,781

	Biotechnology — 0.1%
2,228	AbbVie, Inc.	197,267
821	Amgen, Inc.	197,919
2,999	Gilead Sciences, Inc.	194,875

		590,061

	Capital Markets — 0.0%
562	Apollo Global Management, Inc.	26,813
2,133	LPL Financial Holdings, Inc.	196,769

		223,582

	Chemicals — 0.2%
4,054	CF Industries Holdings, Inc.	193,538
138,555	Hexion Holdings Corp., Class B(h)	1,766,576
331	LyondellBasell Industries NV, Class A	31,273

		1,991,387

	Communications Equipment — 0.0%
4,253	Cisco Systems, Inc.	203,974

	Construction Materials — 0.2%
673,076	Cemex SAB de CV, Sponsored ADR	2,544,227

	Diversified Telecommunication Services — 0.0%
5,221	AT&T, Inc.	204,037
3,300	Verizon Communications, Inc.	202,620

		406,657

	Electric Utilities — 0.1%
1,925	Duke Energy Corp.	175,579
2,150	Evergy, Inc.	139,944
4,385	Exelon Corp.	199,912
2,507	FirstEnergy Corp.	121,840

		637,275

	Electrical Equipment — 0.0%
2,095	Eaton Corp. PLC	198,438
609	Rockwell Automation, Inc.	123,426

		321,864

	Food Products — 0.0%
2,179	Tyson Foods, Inc., Class A	198,376

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 0.1%
2,235	AmerisourceBergen Corp.	$190,020
541	Humana, Inc.	198,287
669	UnitedHealth Group, Inc.	196,673

		584,980

	Hotels, Restaurants & Leisure — 0.0%
875	McDonald’s Corp.	172,909
2,295	Starbucks Corp.	201,776
1,993	Yum! Brands, Inc.	200,755

		575,440

	Household Durables — 0.0%
2,033	Garmin Ltd.	198,340

	Household Products — 0.0%
1,592	Procter & Gamble Co. (The)	198,841

	Industrial Conglomerates — 0.0%
1,167	Honeywell International, Inc.	206,559

	Insurance — 0.1%
3,903	MetLife, Inc.	198,936
2,800	Progressive Corp. (The)	202,692
1,682	Prudential Financial, Inc.	157,671
6,743	Unum Group	196,626

		755,925

	Internet & Direct Marketing Retail — 0.0%
1,434	Expedia Group, Inc.	155,073

	IT Services — 0.1%
1,215	Automatic Data Processing, Inc.	207,158
1,516	Fidelity National Information Services, Inc.	210,860
2,087	Leidos Holdings, Inc.	204,296
673	MasterCard, Inc., Class A	200,951
2,351	Paychex, Inc.	199,976
345	Visa, Inc., Class A	64,826

		1,088,067

	Machinery — 0.1%
1,354	Caterpillar, Inc.	199,959
1,100	Cummins, Inc.	196,856
1,109	Illinois Tool Works, Inc.	199,209

		596,024

	Media — 0.1%
4,589	Comcast Corp., Class A	206,367
2,544	Omnicom Group, Inc.	206,115
4,429	ViacomCBS, Inc., Class B	185,885

		598,367

	Multiline Retail — 0.0%
1,548	Target Corp.	198,469

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.1%
349,549	Bellatrix Exploration Ltd.(d)(e)(f)(g)(h)	$—
1,884	Dommo Energia S.A., Sponsored ADR(h)	8,384
7,100	Enterprise Products Partners LP	199,936
3,171	Magellan Midstream Partners LP	199,361
1,846	Phillips 66	205,663
10,149	Plains GP Holdings LP, Class A(h)	192,323
73,856	Whiting Petroleum Corp.(h)	542,103

		1,347,770

	Pharmaceuticals — 0.1%
3,152	Bristol-Myers Squibb Co.	202,327
1,414	Johnson & Johnson	206,260
2,336	Merck & Co., Inc.	212,459
5,100	Pfizer, Inc.	199,818

		820,864

	REITs – Storage — 0.0%
6,125	Iron Mountain, Inc.	195,204

	Semiconductors & Semiconductor Equipment — 0.1%
3,305	Applied Materials, Inc.	201,737
608	Broadcom, Inc.	192,140
3,445	Intel Corp.	206,183
1,143	KLA Corp.	203,648
247	Lam Research Corp.	72,223
2,257	QUALCOMM, Inc.	199,135
1,512	Texas Instruments, Inc.	193,975
1,002	Universal Display Corp.	206,482

		1,475,523

	Software — 0.0%
100	Intuit, Inc.	26,193
1,282	Microsoft Corp.	202,171
3,552	Oracle Corp.	188,185

		416,549

	Specialty Retail — 0.0%
2,264	Best Buy Co., Inc.	198,779
844	Home Depot, Inc. (The)	184,313

		383,092

	Technology Hardware, Storage & Peripherals — 0.0%
232	Apple, Inc.	68,127
5,503	Hewlett Packard Enterprise Co.	87,278
9,759	HP, Inc.	200,547

		355,952

	Tobacco — 0.0%
3,848	Altria Group, Inc.	192,053

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Tobacco — continued
2,297	Philip Morris International, Inc.	$195,452

		387,505

	Total Common Stocks (Identified Cost $33,985,382)	18,312,638

Preferred Stocks — 0.7%
Convertible Preferred Stocks — 0.4%
	Food & Beverage — 0.4%
42,272	Bunge Ltd., 4.875%	4,352,925

	Midstream — 0.0%
1,714	Chesapeake Energy Corp., 5.750%(e)(g)(i)	293,900
2,329	El Paso Energy Capital Trust I, 4.750%	119,850

		413,750

	Total Convertible Preferred Stocks (Identified Cost $5,225,333)	4,766,675

Non-Convertible Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,171,300

	Total Preferred Stocks (Identified Cost $9,265,333)	8,937,975

Principal Amount (‡)
Other Investments — 0.6%
	Aircraft ABS — 0.6%
900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	7,776,000

Equity Linked Notes — 0.1%
38,287	Citigroup Global Markets Inc. (HP Inc.), 19.680%, 1/10/2020, 144A(e)(g)(i) (Identified Cost $666,730)	688,113

Total Purchased Options — 0.0%
	(Identified Cost $286,084) (see detail below)	264,620

Short-Term Investments — 5.9%
44,862,197	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $44,864,440 on 1/02/2020 collateralized by $200,000 U.S. Treasury Bond, 2.875% due 8/15/2045 valued at $222,582; $32,125,000 U.S. Treasury Note, 1.750% due 7/15/2022 valued at $32,501,216; $11,605,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $13,040,643 including accrued interest (Note 2 of Notes to Financial Statements)	44,862,197

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — (continued)
13,535,000	U.S. Treasury Bills, 1.519%, 9/10/2020(m)	$13,390,988
13,550,000	U.S. Treasury Bills, 1.526%, 10/08/2020(m)	13,390,599
5,755,000	U.S. Treasury Bills, 1.875%, 6/18/2020(m)(n)	5,713,636

	Total Short-Term Investments (Identified Cost $77,345,654)	77,357,420

	Total Investments — 98.0% (Identified Cost $1,323,479,874)	1,274,646,333
	Other assets less liabilities — 2.0%	26,076,422

	Net Assets — 100.0%	$1,300,722,755

Purchased Options — 0.0%

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Cost	Value (†)
Options on Securities — 0.0%
iShares® iBoxx $ High Yield Corporate Bond ETF, Put(h)	3/20/2020	86	524,000	$46,080,560	$286,084	$264,620

Written Options — (0.0%)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
AbbVie, Inc., Call	2/21/2020	92.50	(800)	$(70,832)	$(1,446)	$(992)
AmerisourceBergen Corp., Call	2/21/2020	87.50	(800)	(68,016)	(2,239)	(2,040)
Applied Materials, Inc., Call	2/21/2020	62.50	(2,300)	(140,392)	(5,444)	(4,865)
AT&T, Inc., Call	2/21/2020	40.00	(5,200)	(203,216)	(3,365)	(3,146)
Automatic Data Processing, Inc., Call	2/21/2020	175.00	(800)	(136,400)	(2,678)	(2,320)
Best Buy Co., Inc., Call	2/21/2020	92.50	(1,500)	(131,700)	(2,606)	(2,393)
Bristol-Myers Squibb Co., Call	2/21/2020	65.00	(2,200)	(141,218)	(3,184)	(3,707)
Broadcom, Inc., Call	2/21/2020	340.00	(200)	(63,204)	(769)	(550)
Caterpillar, Inc., Call	2/21/2020	150.00	(900)	(132,912)	(3,984)	(3,713)
CF Industries Holdings, Inc., Call	2/21/2020	50.00	(1,600)	(76,384)	(2,059)	(1,792)
Citigroup, Inc., Call	2/21/2020	80.00	(1,700)	(135,813)	(3,242)	(4,055)
Comcast Corp., Call	2/21/2020	45.00	(1,800)	(80,946)	(1,759)	(2,403)
Delta Air Lines, Inc., Call	2/21/2020	62.50	(700)	(40,936)	(705)	(392)
Exelon Corp., Call	2/21/2020	46.00	(1,700)	(77,503)	(1,304)	(1,530)
Gilead Sciences, Inc., Call	2/21/2020	70.00	(2,900)	(188,442)	(4,603)	(2,842)
Hewlett Packard Enterprise Co., Call	2/21/2020	17.00	(3,800)	(60,268)	(1,053)	(1,007)
HP, Inc., Call	2/21/2020	21.00	(6,800)	(139,740)	(3,790)	(3,434)
Humana, Inc., Call	2/21/2020	375.00	(400)	(146,608)	(5,283)	(4,500)
Intel Corp., Call	2/21/2020	60.00	(2,400)	(143,640)	(4,865)	(5,112)
Johnson & Johnson, Call	2/21/2020	150.00	(900)	(131,283)	(1,761)	(1,701)
Leidos Holdings, Inc., Call	2/21/2020	100.00	(2,000)	(195,780)	(5,179)	(5,400)

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (continued)
Merck & Co., Inc., Call	2/21/2020	92.50	(900)	$(81,855)	$(1,896)	$(1,552)
MetLife, Inc., Call	2/21/2020	52.50	(2,700)	(137,619)	(2,017)	(1,890)
Microsoft Corp., Call	2/21/2020	160.00	(500)	(78,850)	(1,849)	(1,837)
Phillips 66, Call	2/21/2020	115.00	(1,400)	(155,974)	(3,370)	(2,345)
Plains GP Holdings LP, Call	2/21/2020	20.00	(7,100)	(134,545)	(2,536)	(2,130)
Procter & Gamble Co. (The), Call	2/21/2020	130.00	(1,100)	(137,390)	(1,570)	(1,237)
QUALCOMM, Inc., Call	2/21/2020	95.00	(1,800)	(158,814)	(3,091)	(2,439)
Starbucks Corp., Call	2/21/2020	90.00	(900)	(79,128)	(1,932)	(1,620)
Target Corp., Call	2/21/2020	130.00	(1,000)	(128,210)	(3,787)	(3,550)
Tyson Foods, Inc., Call	2/21/2020	92.50	(1,700)	(154,768)	(4,738)	(4,888)
Verizon Communications, Inc., Call	2/21/2020	62.50	(2,300)	(141,220)	(2,123)	(1,529)

Total					$(90,227)	$(82,911)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2019, the value of these securities amounted to $14,208,018 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Securities subject to restriction on resale. At December 31, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Bellatrix Exploration Ltd., 8.500%	6/04/2019	$854,560	$523,200	Less than 0.1%
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	6/04/2019	570,621	—	—
Bellatrix Exploration Ltd.	6/04/2019	439,289	—	—
ECAF I Blocker Ltd.	6/18/2015	9,000,000	7,776,000	0.6%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,136,024	1,779,094	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	942,002	558,136	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(g)	Illiquid security. (Unaudited)
(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $13,690,988 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

(k)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were made during the period.
(l)	Position is unsettled. Contract rate was not determined at December 31, 2019 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $611,638,653 or 47.0% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2019, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Enel SpA	(1.00%)	6/20/2023	550,000 EUR	$(221)	$(13,563)	$(13,342)
Morgan Stanley Capital Services, Inc.	Enel SpA	(1.00%)	12/20/2023	6,115,000 EUR	32,446	(155,604)	(188,050)

Total						$(169,167)	$(201,392)

[1]	Payments are made quarterly.

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/21/2020	CAD	S	3,020,000	$2,286,216	$2,325,917	$(39,701)
Bank of America, N.A.	2/21/2020	EUR	S	1,665,000	1,855,997	1,873,333	(17,336)
Bank of America, N.A.	1/15/2020	NOK	B	130,790,000	14,348,482	14,898,455	549,973
Barclays Bank PLC	1/21/2020	EUR	S	1,955,000	2,189,214	2,195,376	(6,162)
Barclays Bank PLC	3/16/2020	MYR	B	62,755,000	15,077,363	15,316,733	239,370
Citibank N.A.	1/30/2020	BRL	B	27,615,000	6,897,715	6,859,479	(38,236)
Citibank N.A.	2/18/2020	SGD	S	45,150,000	33,158,909	33,582,661	(423,752)
Credit Suisse International	1/02/2020	COP	S	18,400,000,000	5,295,574	5,597,418	(301,844)
Deutsche Bank AG	1/31/2020	EUR	S	2,000,000	2,233,298	2,247,302	(14,004)
Deutsche Bank AG	1/31/2020	GBP	B	1,375,000	1,777,749	1,822,791	45,042
Deutsche Bank AG	1/31/2020	GBP	S	5,095,000	6,570,130	6,754,268	(184,138)
HSBC Bank USA	1/22/2020	AUD	B	19,130,000	13,157,560	13,430,981	273,421
Morgan Stanley Capital Services, Inc.	1/02/2020	COP	B	18,400,000,000	5,535,832	5,597,417	61,585
Morgan Stanley Capital Services, Inc.	4/07/2020	COP	S	18,400,000,000	5,507,498	5,569,177	(61,679)
Morgan Stanley Capital Services, Inc.	1/31/2020	ZAR	S	315,790,000	21,345,094	22,463,234	(1,118,140)
UBS AG	1/15/2020	HUF	B	2,031,865,000	6,770,777	6,890,346	119,569
UBS AG	1/22/2020	THB	S	471,555,000	15,561,074	15,750,132	(189,058)

Total							$(1,105,090)

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/20/2020	175	$31,786,632	$31,789,844	$(3,212)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Industry Summary at December 31, 2019

ABS Car Loan	12.1%
ABS Home Equity	9.2
Banking	6.3
ABS Other	6.0
Automotive	4.3
ABS Credit Card	3.8
Non-Agency Commercial Mortgage-Backed Securities	3.8
Pharmaceuticals	3.0
Technology	2.9
ABS Whole Business	2.6
Life Insurance	2.2
Food & Beverage	2.2
Government Owned-No Guarantee	2.0
Other Investments, less than 2% each	29.0
Short-Term Investments	5.9
Collateralized Loan Obligations	2.6
Equity Linked Notes	0.1

Total Investments	98.0
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 98.3% of Net Assets
	Air Freight & Logistics — 1.9%
244,599	Expeditors International of Washington, Inc.	$19,083,614

	Airlines — 0.9%
298,100	American Airlines Group, Inc.	8,549,508

	Automobiles — 2.7%
923,200	Fiat Chrysler Automobiles NV	13,561,808
348,600	General Motors Co.	12,758,760

		26,320,568

	Banks — 6.0%
634,470	Bank of America Corp.	22,346,033
285,300	Citigroup, Inc.	22,792,617
255,800	Wells Fargo & Co.	13,762,040

		58,900,690

	Beverages — 4.6%
153,316	Coca-Cola Co. (The)	8,486,041
59,400	Constellation Brands, Inc., Class A	11,271,150
391,977	Monster Beverage Corp.(a)	24,910,138

		44,667,329

	Biotechnology — 5.1%
26,851	Amgen, Inc.	6,472,970
97,669	BioMarin Pharmaceutical, Inc.(a)	8,257,914
93,264	Regeneron Pharmaceuticals, Inc.(a)	35,018,767

		49,749,651

	Capital Markets — 8.1%
229,700	Bank of New York Mellon Corp. (The)	11,560,801
345,000	Charles Schwab Corp. (The)	16,408,200
34,125	FactSet Research Systems, Inc.	9,155,738
46,044	MSCI, Inc.	11,887,640
209,930	SEI Investments Co.	13,746,216
214,600	State Street Corp.	16,974,860

		79,733,455

	Communications Equipment — 1.2%
244,734	Cisco Systems, Inc.	11,737,443

	Consumer Finance — 2.0%
2,142	American Express Co.	266,657
186,200	Capital One Financial Corp.	19,161,842

		19,428,499

	Electronic Equipment, Instruments & Components — 1.6%
159,100	TE Connectivity Ltd.	15,248,144

	Energy Equipment & Services — 0.9%
229,212	Schlumberger Ltd.	9,214,322

	Entertainment — 2.0%
59,490	Netflix, Inc.(a)	19,249,179

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Food Products — 0.9%
541,791	Danone S.A., Sponsored ADR	$8,934,134

	Health Care Equipment & Supplies — 0.6%
1,016	Alcon, Inc.(a)	57,475
37,918	Varian Medical Systems, Inc.(a)	5,384,735

		5,442,210

	Health Care Providers & Services — 1.2%
158,700	CVS Health Corp.	11,789,823

	Health Care Technology — 1.3%
178,442	Cerner Corp.	13,095,858

	Hotels, Restaurants & Leisure — 4.9%
100,200	Hilton Worldwide Holdings, Inc.	11,113,182
137,941	Starbucks Corp.	12,127,773
353,782	Yum China Holdings, Inc.	16,985,074
74,833	Yum! Brands, Inc.	7,537,928

		47,763,957

	Household Products — 1.6%
102,885	Colgate-Palmolive Co.	7,082,603
71,201	Procter & Gamble Co. (The)	8,893,005

		15,975,608

	Industrial Conglomerates — 1.4%
1,217,750	General Electric Co.	13,590,090

	Insurance — 1.3%
255,555	American International Group, Inc.	13,117,638

	Interactive Media & Services — 9.6%
27,460	Alphabet, Inc., Class A(a)	36,779,650
9,311	Alphabet, Inc., Class C(a)	12,448,993
219,096	Facebook, Inc., Class A(a)	44,969,454

		94,198,097

	Internet & Direct Marketing Retail — 8.5%
154,130	Alibaba Group Holding Ltd., Sponsored ADR(a)	32,690,973
18,155	Amazon.com, Inc.(a)	33,547,535
7,100	Booking Holdings, Inc.(a)	14,581,483
290,543	Qurate Retail, Inc., Class A(a)	2,449,278

		83,269,269

	IT Services — 4.7%
31,215	Automatic Data Processing, Inc.	5,322,158
21,500	MasterCard, Inc., Class A	6,419,685
185,188	Visa, Inc., Class A	34,796,825

		46,538,668

	Machinery — 2.2%
63,100	Caterpillar, Inc.	9,318,608
69,111	Deere & Co.	11,974,172

		21,292,780

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Media — 3.2%
34,260	Charter Communications, Inc., Class A(a)	$16,618,841
328,200	Comcast Corp., Class A	14,759,154

		31,377,995

	Oil, Gas & Consumable Fuels — 2.0%
425,400	Apache Corp.	10,885,986
95,900	Concho Resources, Inc.	8,397,963

		19,283,949

	Pharmaceuticals — 4.3%
43,465	Merck & Co., Inc.	3,953,142
92,482	Novartis AG, Sponsored ADR	8,757,121
232,806	Novo Nordisk AS, Sponsored ADR	13,474,811
387,437	Roche Holding AG, Sponsored ADR	15,753,188

		41,938,262

	Semiconductors & Semiconductor Equipment — 4.5%
184,230	Intel Corp.	11,026,166
75,121	NVIDIA Corp.	17,675,971
173,273	QUALCOMM, Inc.	15,287,877

		43,990,014

	Software — 6.4%
134,370	Autodesk, Inc.(a)	24,651,520
91,318	Microsoft Corp.	14,400,849
451,156	Oracle Corp.	23,902,245

		62,954,614

	Technology Hardware, Storage & Peripherals — 1.0%
34,190	Apple, Inc.	10,039,893

	Textiles, Apparel & Luxury Goods — 1.7%
770,615	Under Armour, Inc., Class A(a)	16,645,284

	Total Common Stocks (Identified Cost $685,170,165)	963,120,545

Principal Amount
Short-Term Investments — 1.9%
$18,184,899	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $18,185,809 on 1/02/2020 collateralized by $16,710,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $17,549,042; $905,000 U.S. Treasury Bond, 2.875% due 8/15/2045 valued at $1,007,183 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,184,899)	18,184,899

	Total Investments — 100.2% (Identified Cost $703,355,064)	981,305,444
	Other assets less liabilities — (0.2)%	(1,941,049)

	Net Assets — 100.0%	$979,364,395

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2019

Interactive Media & Services	9.6%
Internet & Direct Marketing Retail	8.5
Capital Markets	8.1
Software	6.4
Banks	6.0
Biotechnology	5.1
Hotels, Restaurants & Leisure	4.9
IT Services	4.7
Beverages	4.6
Semiconductors & Semiconductor Equipment	4.5
Pharmaceuticals	4.3
Media	3.2
Automobiles	2.7
Machinery	2.2
Consumer Finance	2.0
Oil, Gas & Consumable Fuels	2.0
Entertainment	2.0
Other Investments, less than 2% each	17.5
Short-Term Investments	1.9

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

This Page Intentionally Left Blank

|  48

Statements of Assets and Liabilities

December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$1,323,479,874	$703,355,064
Net unrealized appreciation (depreciation)	(48,833,541)	277,950,380

Investments at value	1,274,646,333	981,305,444
Cash	2,203,496	671,465
Due from brokers (Note 2)	16,160,000	—
Foreign currency at value (identified cost $2,836,527 and $0, respectively)	2,663,704	—
Receivable for Fund shares sold	2,252,850	497,370
Receivable for securities sold	3,057,862	2,050,631
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	390,000	—
Dividends and interest receivable	7,496,111	434,304
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,288,960	—
Tax reclaims receivable	22,411	310,370
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	32,446	—
Prepaid expenses (Note 8)	67	42

TOTAL ASSETS	1,310,214,240	985,269,626

LIABILITIES
Options written, at value (premiums received $90,227 and $0, respectively) (Note 2)	82,911	—
Payable for securities purchased	4,154,320	4,007,997
Unrealized depreciation on bilateral swap agreements (Note 2)	201,392	—
Payable for Fund shares redeemed	1,128,647	671,169
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,394,050	—
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	221	—
Due to brokers (Note 2)	390,000	—
Payable for variation margin on futures contracts (Note 2)	63,144	—
Fees payable on swap agreements (Note 2)	2,471	—
Management fees payable (Note 6)	668,353	621,713
Deferred Trustees’ fees (Note 6)	164,270	411,134
Administrative fees payable (Note 6)	47,421	36,249
Payable to distributor (Note 6d)	7,767	6,556
Other accounts payable and accrued expenses	186,518	150,413

TOTAL LIABILITIES	9,491,485	5,905,231

NET ASSETS	$1,300,722,755	$979,364,395

NET ASSETS CONSIST OF:
Paid-in capital	$1,404,274,922	$682,334,358
Accumulated earnings (loss)	(103,552,167)	297,030,037

NET ASSETS	$1,300,722,755	$979,364,395

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$48,814,956	$616,921,773

Shares of beneficial interest	5,037,207	16,887,109

Net asset value and redemption price per share	$9.69	$36.53

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.12	$38.76

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$16,336,934	$77,923,877

Shares of beneficial interest	1,691,200	3,440,545

Net asset value and offering price per share	$9.66	$22.65

Class N shares:
Net assets	$297,300,361	$654,338

Shares of beneficial interest	30,739,683	15,005

Net asset value, offering and redemption price per share	$9.67	$43.61

Class Y shares:
Net assets	$938,270,504	$283,864,407

Shares of beneficial interest	97,056,748	6,516,644

Net asset value, offering and redemption price per share	$9.67	$43.56

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,086,720	$14,706,847 (a)
Non-cash dividends (Note 2b)	—	816,007
Interest	59,005,425	239,769
Less net foreign taxes withheld	(21,881)	(126,474)

	61,070,264	15,636,149

Expenses
Management fees (Note 6)	8,883,753	7,358,759
Service and distribution fees (Note 6)	353,262	2,310,926
Administrative fees (Note 6)	661,632	432,141
Trustees’ fees and expenses (Note 6)	78,066	81,830
Transfer agent fees and expenses (Notes 6 and 7)	798,150	801,193
Audit and tax services fees	84,763	41,779
Custodian fees and expenses	107,057	37,663
Legal fees (Note 8)	44,310	27,577
Registration fees	102,827	88,473
Shareholder reporting expenses	53,060	62,869
Miscellaneous expenses (Note 8)	61,878	51,795

Total expenses	11,228,758	11,295,005
Less waiver and/or expense reimbursement (Note 6)	(8,607)	(6,044)

Net expenses	11,220,151	11,288,961

Net investment income	49,850,113	4,347,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	5,038,961	90,186,547
Futures contracts	(12,532,939)	—
Options written	(754,866)	—
Swap agreements	3,926,446	—
Forward foreign currency contracts (Note 2d)	(2,918,485)	—
Foreign currency transactions (Note 2c)	(830,605)	—
Net change in unrealized appreciation (depreciation) on:
Investments	23,392,481	167,414,696
Futures contracts	(360,158)	—
Options written	(94,539)	—
Swap agreements	(6,019,174)	—
Forward foreign currency contracts (Note 2d)	(979,355)	—
Foreign currency translations (Note 2c)	32,082	—

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	7,899,849	257,601,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,749,962	$261,948,431

(a)	Includes a non-recurring dividend of $1,569,910.

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$49,850,113	$45,919,105
Net realized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(8,071,488)	10,761,528
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	15,971,337	(53,347,336)

Net increase in net assets resulting from operations	57,749,962	3,333,297

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,581,199)	(974,914)
Class C	(411,487)	(700,709)
Class N	(8,768,965)	(9,315,262)
Class Y	(34,262,581)	(38,722,335)

Total distributions	(45,024,232)	(49,713,220)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(216,962,192)	398,742,039

Net increase (decrease) in net assets	(204,236,462)	352,362,116
NET ASSETS
Beginning of the year	1,504,959,217	1,152,597,101

End of the year	$1,300,722,755	$1,504,959,217

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$4,347,188	$2,195,963
Net realized gain on investments	90,186,547	99,574,323
Net change in unrealized appreciation (depreciation) on investments	167,414,696	(167,182,286)

Net increase (decrease) in net assets resulting from operations	261,948,431	(65,412,000)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(63,482,836)	(55,296,627)
Class C	(12,360,421)	(12,571,844)
Class N	(44,503)	(100)
Class Y	(26,597,489)	(27,216,994)

Total distributions	(102,485,249)	(95,085,565)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(78,802,617)	57,246,243

Net increase (decrease) in net assets	80,660,565	(103,251,322)
NET ASSETS
Beginning of the year	898,703,830	1,001,955,152

End of the year	$979,364,395	$898,703,830

See accompanying notes to financial statements.

53  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.62		$9.92		$9.86		$9.45	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.33		0.32		0.30	0.26
Net realized and unrealized gain (loss)	0.04		(0.30)		(0.01)		0.31	(0.42)

Total from Investment Operations	0.34		0.03		0.31		0.61	(0.16)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.33)		(0.25)		(0.20)	(0.35)

Net asset value, end of the period	$9.69		$9.62		$9.92		$9.86	$9.45

Total return(b)	3.58%		0.39%		3.22	%(c)	6.57%	(1.68)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$48,815		$36,528		$28,020		$67,746	$116,055
Net expenses	0.99%		1.00	%(d)	1.05	%(e)(f)	1.10%	1.10%
Gross expenses	0.99%		1.00	%(d)	1.06%		1.10%	1.10%
Net investment income	3.10%		3.29%		3.26%		3.14%	2.66%
Portfolio turnover rate	414	%(g)	379	%(g)	178	%(h)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.58		$9.88		$9.82		$9.42	$9.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.26		0.25		0.23	0.19
Net realized and unrealized gain (loss)	0.04		(0.31)		0.00	(b)(c)	0.30	(0.43)

Total from Investment Operations	0.27		(0.05)		0.25		0.53	(0.24)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.25)		(0.19)		(0.13)	(0.27)

Net asset value, end of the period	$9.66		$9.58		$9.88		$9.82	$9.42

Total return(d)	2.87	%(j)	(0.42)%		2.53%		5.70%	(2.44)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,337		$26,883		$33,759		$45,674	$62,453
Net expenses	1.73	%(e)	1.75	%(f)	1.81	%(g)	1.85%	1.85%
Gross expenses	1.74%		1.75	%(f)	1.81%		1.85%	1.85%
Net investment income	2.33%		2.61%		2.52%		2.40%	1.91%
Portfolio turnover rate	414	%(h)	379	%(h)	178	%(i)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(j)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.60		$9.90		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.34		0.25
Net realized and unrealized gain (loss)	0.04		(0.28)		(0.04)

Total from Investment Operations	0.37		0.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.36)		(0.21)

Net asset value, end of the period	$9.67		$9.60		$9.90

Total return	3.92%		0.68%		2.11	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$297,300		$255,226		$59,282
Net expenses	0.67%		0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.67%		0.70	%(d)	0.72	%(e)
Net investment income	3.39%		3.44%		3.83	%(e)
Portfolio turnover rate	414	%(h)	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.59		$9.90		$9.85		$9.44	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.35		0.35		0.32	0.29
Net realized and unrealized gain (loss)	0.06		(0.31)		(0.01)		0.32	(0.43)

Total from Investment Operations	0.38		0.04		0.34		0.64	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.35)		(0.29)		(0.23)	(0.37)

Net asset value, end of the period	$9.67		$9.59		$9.90		$9.85	$9.44

Total return	3.96%		0.53%		3.48	%(b)	6.86%	(1.43)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$938,271		$1,186,322		$1,031,537		$1,083,527	$1,183,723
Net expenses	0.74%		0.75	%(c)	0.80	%(d)(e)	0.85%	0.85%
Gross expenses	0.74%		0.75	%(c)	0.81%		0.85%	0.85%
Net investment income	3.33%		3.51%		3.53%		3.39%	2.91%
Portfolio turnover rate	414	%(f)	379	%(f)	178	%(g)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$31.00		$36.90	$30.27		$27.60		$27.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	(b)	0.08	0.06		0.12		0.06
Net realized and unrealized gain (loss)	9.34		(2.51)	7.88		3.12		1.55

Total from Investment Operations	9.49		(2.43)	7.94		3.24		1.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.05)	(0.06)		(0.12)		—
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(3.96)		(3.47)	(1.31)		(0.57)		(1.41)

Net asset value, end of the period	$36.53		$31.00	$36.90		$30.27		$27.60

Total return(c)	31.03	%(b)	(6.48)%	26.28%		11.86%		5.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$616,922		$523,665	$604,330		$472,436		$422,069
Net expenses	1.17%		1.16%	1.21	%(d)	1.23	%(e)	1.25	%(f)
Gross expenses	1.17%		1.16%	1.21%		1.23	%(e)	1.25%
Net investment income	0.42	%(b)	0.20%	0.16%		0.42%		0.21%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$20.42		$25.73	$21.54		$19.86		$20.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07	)(b)	(0.14)	(0.14)		(0.07)		(0.11)
Net realized and unrealized gain (loss)	6.10		(1.75)	5.58		2.22		1.14

Total from Investment Operations	6.03		(1.89)	5.44		2.15		1.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		—	(0.00	)(c)	(0.02)		—
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(3.80)		(3.42)	(1.25)		(0.47)		(1.41)

Net asset value, end of the period	$22.65		$20.42	$25.73		$21.54		$19.86

Total return(d)	30.06	%(b)	(7.18)%	25.35%		11.02%		5.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$77,924		$78,783	$112,615		$72,768		$61,864
Net expenses	1.92%		1.91%	1.96	%(e)	1.98	%(f)	2.00	%(g)
Gross expenses	1.92%		1.91%	1.96%		1.98	%(f)	2.00%
Net investment loss	(0.31	)%(b)	(0.54)%	(0.59)%		(0.33)%		(0.54)%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	11.14		(2.91)	6.20

Total from Investment Operations	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.18)	(0.16)
Net realized capital gains	(3.79)		(3.42)	(1.15)

Total Distributions	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$43.61		$36.37	$42.63

Total return(c)	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$654		$1	$1
Net expenses(e)	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.42%		13.35%	13.41	%(f)
Net investment income	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$36.33		$42.61	$34.77		$31.61		$31.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	(b)	0.20	0.16		0.21		0.15
Net realized and unrealized gain (loss)	10.99		(2.92)	9.07		3.59		1.76

Total from Investment Operations	11.28		(2.72)	9.23		3.80		1.91

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.14)	(0.14)		(0.19)		(0.07)
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(4.05)		(3.56)	(1.39)		(0.64)		(1.48)

Net asset value, end of the period	$43.56		$36.33	$42.61		$34.77		$31.61

Total return	31.36	%(b)(g)	(6.24)%	26.60%		12.13%		6.11%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$283,864		$296,255	$285,008		$143,231		$70,643
Net expenses	0.91	%(c)	0.91%	0.95	%(d)	0.98	%(e)	1.00	%(f)
Gross expenses	0.92%		0.91%	0.95%		0.98	%(e)	1.00%
Net investment income	0.69	%(b)	0.45%	0.40%		0.63%		0.46%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

61  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The U.S. Equity Opportunities Fund is a diversified investment company and the Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Strategic Alpha Fund and 5.75% for U.S. Equity Opportunities Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  62

Notes to Financial Statements (continued)

December 31, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Equity linked notes are valued using broker-dealer bid prices. Broker-dealer bid prices may be used to value debt, unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing

63  |

Notes to Financial Statements (continued)

December 31, 2019

interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

|  64

Notes to Financial Statements (continued)

December 31, 2019

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2019, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Strategic Alpha Fund	$13,690,988	1.1%	$14,208,018	1.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

65  |

Notes to Financial Statements (continued)

December 31, 2019

Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$9,741,920

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as

|  66

Notes to Financial Statements (continued)

December 31, 2019

unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

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When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized

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gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2019.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that

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obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

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j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, partnership basis adjustments, capital gains taxes, defaulted and/or non-income producing securities, swap adjustments, foreign currency gains and losses, convertible bond adjustments, distribution redesignations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts

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reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, trust preferred securities, partnership basis adjustments, defaulted and/or non-income producing securities, swap adjustments, wash sales, convertible bond adjustments, forward foreign currency contract mark-to-market, straddle loss deferrals and corporate actions. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Strategic Alpha Fund	$45,024,232	$—	$45,024,232	$49,713,220	$—	$49,713,220
U.S. Equity Opportunities Fund	6,527,175	95,958,074	102,485,249	7,917,360	87,168,205	95,085,565

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$297,964
Undistributed long-term capital gains	—	20,787,177

Total undistributed earnings	—	21,085,141

Capital loss carryforward:
Short-term:
No expiration date	(32,119,936)	—
Long-term:
No expiration date	(18,331,675)	—

Total capital loss carryforward	(50,451,611)	—

Late-year ordinary and post-October capital loss deferrals*	(2,056,475)	—

Unrealized appreciation (depreciation)	(50,764,145)	276,356,031

Total accumulated earnings (losses)	$(103,272,231)	$297,441,172

Capital loss carryforward utilized in the current year	$—	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring foreign currency losses.

As of December 31, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Unrealized appreciation (depreciation)
Investments	$(21,483,154)	$276,356,031
Foreign currency translations	(29,280,991)	—

Total unrealized appreciation (depreciation)	$(50,764,145)	$276,356,031

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Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Federal tax cost	$1,324,751,305	$704,949,413

Gross tax appreciation	$22,166,033	$309,959,076
Gross tax depreciation	(72,809,506)	(33,603,045)

Net tax appreciation (depreciation)	$(50,643,473)	$276,356,031

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  Strategic Alpha Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

m.  Loan Participations.  Strategic Alpha Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, are listed in the Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  Strategic Alpha Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect

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the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are

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recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2019.

r.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

s.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above,

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the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of December 31, 2019, the Funds did not have any unfunded loan commitments.

u.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

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3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$119,048,525	$801,522	(b)	$119,850,047
ABS Other	—	70,230,027	2,337,230	(c)(d)	72,567,257
Independent Energy	—	10,502,182	523,200	(b)(d)	11,025,382
Non-Agency Commercial Mortgage-Backed Securities	—	46,268,040	2,770,066	(b)	49,038,106
All Other Non-Convertible Bonds(a)	—	824,151,662	—		824,151,662

Total Non-Convertible Bonds	—	1,070,200,436	6,432,018		1,076,632,454

Convertible Bonds(a)	—	14,392,084	—		14,392,084

Total Bonds and Notes		1,084,592,520	6,432,018		1,091,024,538

Senior Loans(a)	—	31,749,201	—		31,749,201
Collateralized Loan Obligations	—	33,057,269	475,000	(e)	33,532,269
Loan Participations(a)	—	5,003,559	—		5,003,559
Common Stocks
Chemicals	224,811	1,766,576	—		1,991,387
Oil, Gas & Consumable Fuels	1,347,770	—	—	(d)	1,347,770
All Other Common Stocks(a)	14,973,481	—	—		14,973,481

Total Common Stocks	16,546,062	1,766,576	—		18,312,638

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Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	$—	$4,352,925	$—		$4,352,925
Midstream	119,850	—	293,900	(e)	413,750
Non-Convertible Preferred Stocks
Cable Satellite	—	4,171,300	—		4,171,300

Total Preferred Stocks	119,850	8,524,225	293,900		8,937,975

Other Investments(a)	—	—	7,776,000	(b)	7,776,000
Equity Linked Notes	—	—	688,113	(e)	688,113
Purchased Options(a)	264,620	—	—		264,620
Short-Term Investments	—	77,357,420	—		77,357,420

Total Investments	16,930,532	1,242,050,770	15,665,031		1,274,646,333

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,288,960	—		1,288,960

Total	$16,930,532	$1,243,339,730	$15,665,031		$1,275,935,293

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(82,911)	$—	$—		$(82,911)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(201,392)	—		(201,392)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,394,050)	—		(2,394,050)
Futures Contracts (unrealized depreciation)	(3,212)	—	—		(3,212)

Total	$(86,123)	$(2,595,442)	$—		$(2,681,565)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker.
(d)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(e)	Valued using broker-dealer bid prices.

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December 31, 2019

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$963,120,545	$—	$—	$963,120,545
Short-Term Investments	—	18,184,899	—	18,184,899

Total	$963,120,545	$18,184,899	$—	$981,305,444

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2018 and/or December 31, 2019:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1		$—	$20,814	$(12,565)	$—
ABS Other	4,468,825		—	—	230,731	90,268
ABS Student Loan	4,307,138		—	—	—	—
Independent Energy	—	(a)	(80,267)	(58,230)	10,170,796	1,481,560
Non-Agency Commercial Mortgage-Backed Securities	—		—	—	76,723	—
Collateralized Loan Obligations	—		—	—	—	475,000
Loan Participations	6,733,310		—	(10,723)	53,613	—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(439,289)	439,289
Preferred Stocks
Midstream	—		—	—	(590,270)	—
Other Investments
Aircraft ABS	7,790,625		—	—	(14,625)	—
Equity Linked Notes	—		—	—	21,383	666,730

Total	$23,299,899		$(80,267)	$(48,139)	$9,496,497	$3,152,847

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Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(254,603)	$1,047,875	$—	$801,522		$(12,565)
ABS Other	(86,459)	—	(2,366,135)	2,337,230	(a)	218,142
ABS Student Loan	—	—	(4,307,138)	—		—
Independent Energy	(10,990,659)	—	—	523,200	(a)	(926,299)
Non-Agency Commercial Mortgage-Backed Securities	—	2,693,343	—	2,770,066		76,723
Collateralized Loan Obligations	—	—	—	475,000		—
Loan Participations	(1,429,671)	—	(5,346,529)	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	(a)	(439,289)
Preferred Stocks
Midstream	—	884,170	—	293,900		(590,270)
Other Investments
Aircraft ABS	—	—	—	7,776,000		(14,625)
Equity Linked Notes	—	—	—	688,113		21,383

Total	$(12,761,392)	$4,625,388	$(12,019,802)	$15,665,031		$(1,666,800)

(a)	Includes securities fair valued at zero using level 3 inputs.

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Notes to Financial Statements (continued)

December 31, 2019

Debt securities valued at $3,741,218 were transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $12,019,802 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $884,170 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Strategic Alpha Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2019, the Fund used futures, forward foreign currency contracts, option contracts, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2019, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

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Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2019, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2019, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$—	$1,288,960	$1,288,960

Total over-the counter asset derivatives	$—	$1,288,960	$1,288,960

Exchange-traded/cleared asset derivatives
Interest rate contracts	$264,620	$—	$264,620

Total exchange-traded/cleared asset derivatives	$264,620	$—	$264,620

Total asset derivatives	$264,620	$1,288,960	$1,553,580

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Notes to Financial Statements (continued)

December 31, 2019

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(2,394,050)	$—	$—	$(2,394,050)
Credit contracts	—	—	—	(169,167)	(169,167)

Total over-the counter liability derivatives	$—	$(2,394,050)	$—	$(169,167)	$(2,563,217)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(3,212)	$—	$(3,212)
Equity contracts	(82,911)	—	—	—	(82,911)

Total exchange-traded/cleared liability derivatives	$(82,911)	$—	$(3,212)	$—	$(86,123)

Total liability derivatives	$(82,911)	$(2,394,050)	$(3,212)	$(169,167)	$(2,649,340)

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2019

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(5,894,204)	$—	$4,799,353	$—
Foreign exchange contracts	(346,401)	—	—	—	(2,918,485)
Credit contracts	—	—	—	(872,907)	—
Equity contracts	(821,890)	(6,638,735)	(754,866)	—	—

Total	$(1,168,291)	$(12,532,939)	$(754,866)	$3,926,446	$(2,918,485)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(32,456)	$—	$(5,824,977)	$—
Foreign exchange contracts	276,968	—	—	—	(979,355)
Credit contracts	—	—	—	(194,197)	—
Equity contracts	(21,464)	(327,702)	(94,539)	—	—

Total	$255,504	$(360,158)	$(94,539)	$(6,019,174)	$(979,355)

[4]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on

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Notes to Financial Statements (continued)

December 31, 2019

gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	9.30%	9.77%	2.37%	24.99%
Highest Notional Amount Outstanding	12.54%	17.92%	5.00%	113.28%
Lowest Notional Amount Outstanding	6.61%	2.44%	0.57%	0.00%
Notional Amount Outstanding as of December 31, 2019	12.54%	2.44%	0.57%	0.00%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2019:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	0.06%	0.95%	2.02%	0.71%
Highest Market Value of Underlying Instruments	0.00%	3.54%	2.92%	2.69%
Lowest Market Value of Underlying Instruments	0.00%	0.00%	0.30%	0.00%
Market Value of Underlying Instruments as of December 31, 2019	0.00%	3.54%	0.30%	0.00%

*

Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

Amounts outstanding at the end of the prior period are included in the average amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements are entered into pursuant to International Swaps and Derivatives

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Notes to Financial Statements (continued)

December 31, 2019

Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$549,973	$(70,600)	$479,373	$(300,000)	$179,373
Barclays Bank PLC	239,370	(6,162)	233,208	(90,000)	143,208
Deutsche Bank AG	45,042	(45,042)	—	—	—
HSBC Bank USA	273,421	—	273,421	—	273,421
Morgan Stanley Capital Services, Inc.	61,585	(61,585)	—	—	—
UBS AG	119,569	(119,569)	—	—	—

	$1,288,960	$(302,958)	$986,002	$(390,000)	$596,002

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Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(70,600)	$70,600	$—	$—	$—
Barclays Bank PLC	(6,162)	6,162	—	—	—
Citibank N.A.	(461,988)	—	(461,988)	350,000	(111,988)
Credit Suisse International	(301,844)	—	(301,844)	250,000	(51,844)
Deutsche Bank AG	(198,142)	45,042	(153,100)	—	(153,100)
Morgan Stanley Capital Services, Inc.	(1,335,423)	61,585	(1,273,838)	1,273,838	—
UBS AG	(189,058)	119,569	(69,489)	—	(69,489)

	$(2,563,217)	$302,958	$(2,260,259)	$1,873,838	$(386,421)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s

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Notes to Financial Statements (continued)

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customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$20,824,523	$18,257,727

Net loss amount reflects cash received as collateral of $390,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Strategic Alpha Fund	$4,184,284,850	$4,185,766,825	$1,365,915,872	$1,456,510,423
U.S. Equity Opportunities Fund	—	—	119,509,918	301,756,378

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to U.S. Equity Opportunities Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements for the Fund as listed below.

U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

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Notes to Financial Statements (continued)

December 31, 2019

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis. Harris is a wholly-owned subsidiary of Natixis.

Under the terms of the subadvisory agreement, the Fund has agreed to pay its subadvisers a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Segment’s average daily net assets:

Fund	Subadviser	Percentage of Average Daily Net Assets
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Loomis Sayles is the investment adviser to Strategic Alpha Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60% of the first $1.25 billion and 0.55% in excess of $1.25 billion of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees

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Notes to Financial Statements (continued)

December 31, 2019

or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Strategic Alpha Fund	$8,883,753	0.59%
U.S. Equity Opportunities Fund	7,358,759	0.75%

No expenses were recovered for either Fund during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Strategic Alpha Fund	$138,896	$53,592	$160,774
U.S. Equity Opportunities Fund	1,487,223	205,926	617,777

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Strategic Alpha Fund	$661,632	$8,402	$653,230
U.S. Equity Opportunities Fund	432,141	5,237	426,904

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping,

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Notes to Financial Statements (continued)

December 31, 2019

processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Strategic Alpha Fund	$766,962
U.S. Equity Opportunities Fund	490,344

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Strategic Alpha Fund	$7,767
U.S. Equity Opportunities Fund	6,556

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 were as follows:

Fund	Commissions
Strategic Alpha Fund	$1,673
U.S. Equity Opportunities Fund	27,750

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors,

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Notes to Financial Statements (continued)

December 31, 2019

Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the U.S. Equity Opportunities Fund to reimburse

95  |

Notes to Financial Statements (continued)

December 31, 2019

any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above. Natixis Advisors had given a binding contractual undertaking to the Strategic Alpha Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Strategic Alpha Fund	$205
U.S. Equity Opportunities Fund	807

h.  Affiliated Ownership.  As of December 31, 2019, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.20% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	$36,332	$13,936	$1,270	$746,612
U.S. Equity Opportunities Fund	485,415	67,258	807	247,713

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject

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Notes to Financial Statements (continued)

December 31, 2019

to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Strategic Alpha Fund	2	12.43%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

97  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,057,576	$39,431,401	1,902,859	$18,643,184
Issued in connection with the reinvestment of distributions	153,689	1,492,303	87,934	860,102
Redeemed	(2,971,674)	(28,966,949)	(1,018,074)	(10,074,904)

Net change	1,239,591	$11,956,755	972,719	$9,428,382

Class C
Issued from the sale of shares	166,733	$1,611,447	632,600	$6,161,447
Issued in connection with the reinvestment of distributions	26,221	253,548	51,094	498,519
Redeemed	(1,308,080)	(12,656,029)	(1,295,865)	(12,777,946)

Net change	(1,115,126)	$(10,791,034)	(612,171)	$(6,117,980)

Class N
Issued from the sale of shares	3,995,830	$38,781,677	22,029,860	$218,736,227
Issued in connection with the reinvestment of distributions	905,302	8,768,965	952,881	9,315,262
Redeemed	(750,043)	(7,281,454)	(2,385,120)	(23,546,282)

Net change	4,151,089	$40,269,188	20,597,621	$204,505,207

Class Y
Issued from the sale of shares	33,476,137	$325,247,908	60,785,713	$599,944,907
Issued in connection with the reinvestment of distributions	2,397,834	23,222,284	2,375,280	23,181,067
Redeemed	(62,461,312)	(606,867,293)	(43,762,727)	(432,199,544)

Net change	(26,587,341)	$(258,397,101)	19,398,266	$190,926,430

Increase (decrease) from capital share transactions	(22,311,787)	$(216,962,192)	40,356,435	$398,742,039

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Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,147,417	$39,768,929	2,296,546	$86,556,990
Issued in connection with the reinvestment of distributions	1,642,521	59,555,999	1,653,093	51,341,261
Redeemed	(2,797,920)	(100,075,167)	(3,432,504)	(126,242,869)

Net change	(7,982)	$(750,239)	517,135	$11,655,382

Class C
Issued from the sale of shares	409,399	$9,361,060	1,030,778	$25,786,943
Issued in connection with the reinvestment of distributions	443,035	10,083,593	503,353	10,537,724
Redeemed	(1,269,592)	(29,351,029)	(2,053,605)	(52,913,322)

Net change	(417,158)	$(9,906,376)	(519,474)	$(16,588,655)

Class N
Issued from the sale of shares	14,461	$605,261	—	$—
Issued in connection with the reinvestment of distributions	1,020	44,503	3	100
Redeemed	(506)	(22,193)	—	—

Net change	14,975	$627,571	3	$100

Class Y
Issued from the sale of shares	1,739,715	$72,112,902	3,676,417	$160,325,492
Issued in connection with the reinvestment of distributions	514,088	22,126,509	628,147	22,760,558
Redeemed	(3,890,590)	(163,012,984)	(2,840,359)	(120,906,634)

Net change	(1,636,787)	$(68,773,573)	1,464,205	$62,179,416

Increase (decrease) from capital share transactions	(2,046,952)	$(78,802,617)	1,461,869	$57,246,243

99  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Natixis U.S. Equity Opportunities Fund and Loomis Sayles Strategic Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis U.S. Equity Opportunities Fund (one of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Strategic Alpha Fund (one of the funds constituting the Natixis Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers; when replies

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Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

101  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Strategic Alpha Fund	2.66%
U.S. Equity Opportunities Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

Fund	Amount
U.S. Equity Opportunities Fund	$95,958,074

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Strategic Alpha Fund	3.39%
U.S. Equity Opportunities Fund	100.00%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

105  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P., Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

109  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19
Natixis Funds Trust I (except Loomis Sayles Core Plus Bond Fund)	$229,219	$243,960	$469	$450	$47,760	$54,885	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $48,229 and $55,335, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, L.P. (“Natixis Advisors”), Mirova US LLC (“Mirova”) and entities controlling, controlled by or under common control with Natixis Advisors and Mirova (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19
Control Affiliates	$—	$—	$—	$26,750	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Mirova, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/18- 12/31/18	1/1/19- 12/31/19
Control Affiliates	$237,200	$302,257

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2020